-----------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                          Reported)  December 31, 1996


       FINANCIAL ASSET SECURITIES CORP., (as depositor under the Pooling and Servicing Agreement, dated as of December 9, 1996, which forms Cityscape Home Equity Loan Trust 1996-4, which will issue the Cityscape Home Equity Loan Trust 1996-4, Home Equity Loan Pass-Through Certificates, Series 1996-4).


                         FINANCIAL ASSET SECURITIES CORP.
  ---------------------------------------------------------------------
       (Exact name of registrant as specified in its charter)


           Delaware                333-10273       06-1442101
  ----------------------------  -------------- -------------------
  (State or Other Jurisdiction  (Commission    (I.R.S. Employer
       of Incorporation)        File Number)   Identification No.)



  600 Steamboat Road
  Greenwich, Connecticut                              06830
  -----------------------------------------------------------
  (Address of Principal                             (Zip Code)
   Executive Offices)


  Registrant's telephone number, including area code (203) 625-2700
                                                     ----- --------


  -----------------------------------------------------------------



  Item 5.   Other Events.
  ----      ------------



       On December 31, 1996 Financial Asset Securities Corp. (the "Company") entered into a Pooling and Servicing Agreement dated as of December 9, 1996 (the "Pooling and Servicing Agreement"), by and among, the Company, as depositor, Cityscape Corp., as servicer and seller, and First Bank National Association, as trustee. The Pooling and Servicing Agreement is annexed hereto as Exhibit 1.

  Incorporation of Certain Documents by Reference
  -----------------------------------------------

       Pursuant to Rule 411 of Regulation C under the Securities Act of 1933, Financial Asset Securities Corp. (the "Registrant") will incorporate by reference the opinion of Brown & Wood LLP, dated December 31, 1996, attached hereto as Exhibit 2, into the Registrant's registration statement (File No. 333-10273).



  Item 7.   Financial Statements, Pro Forma Financial
  ----      -----------------------------------------
            Information and Exhibits.
            ------------------------

  (a)  Not applicable.

  (b)  Not applicable.

  (c)  Exhibit:

       1.   Pooling and Servicing Agreement

       2.   Opinion of Brown & Wood LLP


                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FINANCIAL ASSET SECURITIES CORP.



                                By: /s/ Craig Eckes

                                    ---------------------------------
                                    Craig Eckes




  Dated:  December 31, 1996


                                 Exhibit Index
                                 -------------

  Exhibit                                           Page
  -------                                           ----

  1.   Pooling and Servicing Agreement


  2.   Opinion of Brown & Wood LLP



                                                                    EXHIBIT 1
                                                               EXECUTION COPY







                       FINANCIAL ASSET SECURITIES CORP.,
                                   Depositor


                                CITYSCAPE CORP.,
                              Seller and Servicer

                                      and


                        FIRST BANK NATIONAL ASSOCIATION,
                                    Trustee



                        POOLING AND SERVICING AGREEMENT

                          Dated as of December 9, 1996



                       _________________________________

                CITYSCAPE HOME EQUITY LOAN TRUST, SERIES 1996-4
                     HOME EQUITY PASS-THROUGH CERTIFICATES






                               TABLE OF CONTENTS

                                                                         Page
                                                                         ----

                                   ARTICLE I

                                  DEFINITIONS

       SECTION 1.01.  Defined Terms . . . . . . . . . . . . . . . . . .     1
            1933 Act  . . . . . . . . . . . . . . . . . . . . . . . . .     1
            Accepted Servicing Procedures . . . . . . . . . . . . . . .     1
            Account . . . . . . . . . . . . . . . . . . . . . . . . . .     1
            Accrual Period  . . . . . . . . . . . . . . . . . . . . . .     1
            Addition Notice . . . . . . . . . . . . . . . . . . . . . .     1
            Additional Servicing Compensation . . . . . . . . . . . . .     1
            Agreement . . . . . . . . . . . . . . . . . . . . . . . . .     1
            Assignment  . . . . . . . . . . . . . . . . . . . . . . . .     2
            Available Funds Shortfall . . . . . . . . . . . . . . . . .     2
            Balloon Mortgage Loan . . . . . . . . . . . . . . . . . . .     2
            Balloon Payment . . . . . . . . . . . . . . . . . . . . . .     2
            Bankruptcy Code . . . . . . . . . . . . . . . . . . . . . .     2
            BIF . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2
            Book-Entry Certificates . . . . . . . . . . . . . . . . . .     2
            Business Day  . . . . . . . . . . . . . . . . . . . . . . .     2
            Capitalized Interest Account  . . . . . . . . . . . . . . .     2
            Capitalized Interest Requirement  . . . . . . . . . . . . .     2
            Certificate . . . . . . . . . . . . . . . . . . . . . . . .     2
            Certificate Account . . . . . . . . . . . . . . . . . . . .     3
            Certificate Insurer . . . . . . . . . . . . . . . . . . . .     3
            Certificate Insurer Default . . . . . . . . . . . . . . . .     3
            Certificate Register  . . . . . . . . . . . . . . . . . . .     3
            Certificateholder" or "Holder . . . . . . . . . . . . . . .     3
            Certificate Owner . . . . . . . . . . . . . . . . . . . . .     3
            Civil Relief Act  . . . . . . . . . . . . . . . . . . . . .     4
            Class . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
            Class A Certificates  . . . . . . . . . . . . . . . . . . .     4
            Class A Certificateholder . . . . . . . . . . . . . . . . .     4
            Class A-1 Certificate . . . . . . . . . . . . . . . . . . .     4
            Class A-2 Certificate . . . . . . . . . . . . . . . . . . .     4
            Class A-3 Certificate . . . . . . . . . . . . . . . . . . .     4
            Class A-4 Certificate . . . . . . . . . . . . . . . . . . .     4
            Class A-5 Certificate . . . . . . . . . . . . . . . . . . .     4
            Class A-6 Certificate . . . . . . . . . . . . . . . . . . .     4
            Class A-7 Certificate . . . . . . . . . . . . . . . . . . .     4
            Class A-8 Certificate . . . . . . . . . . . . . . . . . . .     5
            Class A-9 Certificate . . . . . . . . . . . . . . . . . . .     5
            Class A-9 Priority Distribution Amount  . . . . . . . . . .     5
            Class A-9 Priority Percentage . . . . . . . . . . . . . . .     5
            Class A-9 Pro Rata Distribution Amount  . . . . . . . . . .     5
            Class A-IO Certificate  . . . . . . . . . . . . . . . . . .     5
            Class A-IO Pass-Through Rate  . . . . . . . . . . . . . . .     5
            Class A-IO Notional Principal Amount  . . . . . . . . . . .     5
            Class A-10 Certificate  . . . . . . . . . . . . . . . . . .     6
            Class Certificate Principal Balance . . . . . . . . . . . .     6
            Class R Certificate . . . . . . . . . . . . . . . . . . . .     6
            Closing Date  . . . . . . . . . . . . . . . . . . . . . . .     6
            Code  . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
            Collection Account  . . . . . . . . . . . . . . . . . . . .     6
            Corporate Trust Office  . . . . . . . . . . . . . . . . . .     6
            Cumulative Loss Percentage  . . . . . . . . . . . . . . . .     6
            Cumulative Loss Test  . . . . . . . . . . . . . . . . . . .     6
            Cumulative Net Losses . . . . . . . . . . . . . . . . . . .     7
            Cut-Off Date  . . . . . . . . . . . . . . . . . . . . . . .     7
            Cut-Off Date Loan Balance . . . . . . . . . . . . . . . . .     7
            Definitive Certificates . . . . . . . . . . . . . . . . . .     7
            Deleted Mortgage Loan . . . . . . . . . . . . . . . . . . .     7
            Delinquency Advance . . . . . . . . . . . . . . . . . . . .     7
            Delinquency Report  . . . . . . . . . . . . . . . . . . . .     7
            Delinquent  . . . . . . . . . . . . . . . . . . . . . . . .     7
            Depositor . . . . . . . . . . . . . . . . . . . . . . . . .     7
            Depository  . . . . . . . . . . . . . . . . . . . . . . . .     7
            Depository Agreement  . . . . . . . . . . . . . . . . . . .     8
            Depository Participant  . . . . . . . . . . . . . . . . . .     8
            Determination Date  . . . . . . . . . . . . . . . . . . . .     8
            Directly Operate  . . . . . . . . . . . . . . . . . . . . .     8
            Disqualified Organization . . . . . . . . . . . . . . . . .     8
            Distribution Account  . . . . . . . . . . . . . . . . . . .     8
            Distribution Date . . . . . . . . . . . . . . . . . . . . .     9
            Due Date  . . . . . . . . . . . . . . . . . . . . . . . . .     9
            Due Period  . . . . . . . . . . . . . . . . . . . . . . . .     9
            Eligible Account  . . . . . . . . . . . . . . . . . . . . .     9
            Estate in Real Property . . . . . . . . . . . . . . . . . .     9
            Excess Overcollateralized Amount  . . . . . . . . . . . . .     9
            FDIC  . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
            FHLMC . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
            Final Recovery Determination  . . . . . . . . . . . . . . .    10
            First Lien  . . . . . . . . . . . . . . . . . . . . . . . .    10
            First Mortgage Loan . . . . . . . . . . . . . . . . . . . .    10
            FNMA  . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
            Group I . . . . . . . . . . . . . . . . . . . . . . . . . .    10
            Group I Carry-Forward Amount  . . . . . . . . . . . . . . .    10
            Group I Certificate Principal Balance . . . . . . . . . . .    10
            Group I Certificates  . . . . . . . . . . . . . . . . . . .    10
            Group I Closing Date Deposit  . . . . . . . . . . . . . . .    10
            Group I Current Interest  . . . . . . . . . . . . . . . . .    11
            Group I Distribution Amount . . . . . . . . . . . . . . . .    11
            Group I Interest Remittance Amount  . . . . . . . . . . . .    11
            Group I Mortgage Loans  . . . . . . . . . . . . . . . . . .    11
            Group I Overcollateralization Deficit . . . . . . . . . . .    11
            Group I Overcollateralization Increase Amount . . . . . . .    11
            Group I Overcollateralization Reduction Amount  . . . . . .    11
            Group I Overcollateralized Amount . . . . . . . . . . . . .    12
            Group I Principal Distribution Amount . . . . . . . . . . .    12
            Group I Specified Overcollateralization Amount  . . . . . .    13
            Group I Specified Overcollateralization Deficiency Amount .    13
            Group II  . . . . . . . . . . . . . . . . . . . . . . . . .    13
            Group II Carry-Forward Amount . . . . . . . . . . . . . . .    13
            Group II Certificate Principal Balance  . . . . . . . . . .    14
            Group II Certificates . . . . . . . . . . . . . . . . . . .    14
            Group II Closing Date Deposit . . . . . . . . . . . . . . .    14
            Group II Current Interest . . . . . . . . . . . . . . . . .    14
            Group II Distribution Amount  . . . . . . . . . . . . . . .    14
            Group II Interest Remittance Amount . . . . . . . . . . . .    14
            Group II Mortgage Loans . . . . . . . . . . . . . . . . . .    14
            Group II Overcollateralization Deficit  . . . . . . . . . .    14
            Group II Overcollateralization Increase Amount  . . . . . .    14
            Group II Overcollateralization Reduction Amount . . . . . .    15
            Group II Overcollateralized Amount  . . . . . . . . . . . .    15
            Group II Principal Distribution Amount  . . . . . . . . . .    15
            Group II Specified Overcollateralization Amount . . . . . .    16
            Group II Specified Overcollateralization Deficiency Amount     16
            Independent . . . . . . . . . . . . . . . . . . . . . . . .    16
            Independent Contractor  . . . . . . . . . . . . . . . . . .    16
            Initial Certificate Principal Balance . . . . . . . . . . .    17
            Initial Group I Specified Overcollateralized Amount . . . .    17
            Initial Group II Specified Overcollateralized Amount  . . .    17
            Initial Mortgage Loans  . . . . . . . . . . . . . . . . . .    17
            Insurance Agreement . . . . . . . . . . . . . . . . . . . .    17
            Insurance Premium . . . . . . . . . . . . . . . . . . . . .    17
            Insured Distribution Amount . . . . . . . . . . . . . . . .    17
            Insured Payment . . . . . . . . . . . . . . . . . . . . . .    17
            Late Collection . . . . . . . . . . . . . . . . . . . . . .    17
            Late Payment Rate . . . . . . . . . . . . . . . . . . . . .    17
            Lien  . . . . . . . . . . . . . . . . . . . . . . . . . . .    18
            Liquidation Proceeds  . . . . . . . . . . . . . . . . . . .    18
            Liquidation Report  . . . . . . . . . . . . . . . . . . . .    18
            Loan Balance  . . . . . . . . . . . . . . . . . . . . . . .    18
            Loan-to-Value Ratio . . . . . . . . . . . . . . . . . . . .    18
            Majority Certificateholders . . . . . . . . . . . . . . . .    18
            Majority Class R Certificateholders . . . . . . . . . . . .    18
            Make-Whole Amount . . . . . . . . . . . . . . . . . . . . .    18
            Maximum Group I Collateral Amount . . . . . . . . . . . . .    18
            Maximum Group II Collateral Amount  . . . . . . . . . . . .    18
            Monthly Payment . . . . . . . . . . . . . . . . . . . . . .    18
            Moody's . . . . . . . . . . . . . . . . . . . . . . . . . .    18
            Mortgage  . . . . . . . . . . . . . . . . . . . . . . . . .    19
            Mortgage File . . . . . . . . . . . . . . . . . . . . . . .    19
            Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . .    19
            Mortgage Loan Schedule  . . . . . . . . . . . . . . . . . .    19
            Mortgage Note . . . . . . . . . . . . . . . . . . . . . . .    20
            Mortgage Portfolio Performance Test . . . . . . . . . . . .    20
            Mortgage Rate . . . . . . . . . . . . . . . . . . . . . . .    20
            Mortgaged Property  . . . . . . . . . . . . . . . . . . . .    20
            Mortgagor . . . . . . . . . . . . . . . . . . . . . . . . .    21
            Net Mortgage Rate . . . . . . . . . . . . . . . . . . . . .    21
            Net Recovery Proceeds . . . . . . . . . . . . . . . . . . .    21
            New Lease . . . . . . . . . . . . . . . . . . . . . . . . .    21
            Nonrecoverable Delinquency Advance  . . . . . . . . . . . .    21
            Notice  . . . . . . . . . . . . . . . . . . . . . . . . . .    21
            O/C Loss Test . . . . . . . . . . . . . . . . . . . . . . .    21
            Officers' Certificate . . . . . . . . . . . . . . . . . . .    21
            Opinion of Counsel  . . . . . . . . . . . . . . . . . . . .    21
            Original Group I Certificate Principal Balance  . . . . . .    22
            Original Group I Certificates . . . . . . . . . . . . . . .    22
            Original Group II Certificate Principal Balance . . . . . .    22
            Original Group II Certificates  . . . . . . . . . . . . . .    22
            Original Class Certificate Principal Balance  . . . . . . .    22
            Original Pre-Funding Amount . . . . . . . . . . . . . . . .    22
            OTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .    22
            Pass-Through Rate . . . . . . . . . . . . . . . . . . . . .    23
            Percentage Interest . . . . . . . . . . . . . . . . . . . .    23
            Permitted Investments . . . . . . . . . . . . . . . . . . .    23
            Person  . . . . . . . . . . . . . . . . . . . . . . . . . .    24
            Placement Agent . . . . . . . . . . . . . . . . . . . . . .    24
            Policy  . . . . . . . . . . . . . . . . . . . . . . . . . .    24
            Policy Payments Account . . . . . . . . . . . . . . . . . .    24
            Pool Delinquency Rate . . . . . . . . . . . . . . . . . . .    24
            Pre-Funding Account . . . . . . . . . . . . . . . . . . . .    24
            Pre-Funding Amount  . . . . . . . . . . . . . . . . . . . .    24
            Pre-Funding Earnings  . . . . . . . . . . . . . . . . . . .    24
            Pre-Funding Period  . . . . . . . . . . . . . . . . . . . .    24
            Preference Amount . . . . . . . . . . . . . . . . . . . . .    25
            Premium Rate  . . . . . . . . . . . . . . . . . . . . . . .    25
            Premium Supplement  . . . . . . . . . . . . . . . . . . . .    25
            Prepayment Assumption . . . . . . . . . . . . . . . . . . .    25
            Prepayment Interest Shortfall . . . . . . . . . . . . . . .    25
            Principal Prepayment  . . . . . . . . . . . . . . . . . . .    25
            Principal Remittance Amount . . . . . . . . . . . . . . . .    25
            Private Placement Memorandum  . . . . . . . . . . . . . . .    25
            Prospectus Supplement . . . . . . . . . . . . . . . . . . .    25
            Property Insurance Proceeds . . . . . . . . . . . . . . . .    25
            Purchase Price  . . . . . . . . . . . . . . . . . . . . . .    25
            Qualified Substitute Mortgage Loan  . . . . . . . . . . . .    26
            Rating Agency . . . . . . . . . . . . . . . . . . . . . . .    26
            Realized Loss . . . . . . . . . . . . . . . . . . . . . . .    26
            Record Date . . . . . . . . . . . . . . . . . . . . . . . .    26
            Reimbursement Amount  . . . . . . . . . . . . . . . . . . .    26
            REMIC . . . . . . . . . . . . . . . . . . . . . . . . . . .    27
            REMIC Provisions  . . . . . . . . . . . . . . . . . . . . .    27
            REMIC Trust . . . . . . . . . . . . . . . . . . . . . . . .    27
            Remittance Report . . . . . . . . . . . . . . . . . . . . .    27
            Rents from Real Property  . . . . . . . . . . . . . . . . .    27
            REO Disposition . . . . . . . . . . . . . . . . . . . . . .    27
            REO Property  . . . . . . . . . . . . . . . . . . . . . . .    27
            Request for Release . . . . . . . . . . . . . . . . . . . .    27
            Residential Dwelling  . . . . . . . . . . . . . . . . . . .    27
            Responsible Officer . . . . . . . . . . . . . . . . . . . .    27
            Rolling Six Month Delinquency Rate  . . . . . . . . . . . .    28
            Rolling Twelve Month Loss Rate  . . . . . . . . . . . . . .    28
            S&P . . . . . . . . . . . . . . . . . . . . . . . . . . . .    28
            SAIF  . . . . . . . . . . . . . . . . . . . . . . . . . . .    28
            Second Loan-to-Value Ratio  . . . . . . . . . . . . . . . .    28
            Second Mortgage Loan  . . . . . . . . . . . . . . . . . . .    28
            Seller  . . . . . . . . . . . . . . . . . . . . . . . . . .    28
            Servicer  . . . . . . . . . . . . . . . . . . . . . . . . .    28
            Servicer Default  . . . . . . . . . . . . . . . . . . . . .    28
            Servicer Information  . . . . . . . . . . . . . . . . . . .    28
            Servicer Loss Test  . . . . . . . . . . . . . . . . . . . .    28
            Servicer Remittance Date  . . . . . . . . . . . . . . . . .    29
            Servicer Remittance Report  . . . . . . . . . . . . . . . .    29
            Servicer Termination Test . . . . . . . . . . . . . . . . .    29
            Servicing Account . . . . . . . . . . . . . . . . . . . . .    29
            Servicing Advances  . . . . . . . . . . . . . . . . . . . .    29
            Servicing Fee . . . . . . . . . . . . . . . . . . . . . . .    29
            Servicing Fee Rate  . . . . . . . . . . . . . . . . . . . .    30
            Servicing Officer . . . . . . . . . . . . . . . . . . . . .    30
            Small Mixed-Use/Multi Family Property . . . . . . . . . . .    30
            Startup Date  . . . . . . . . . . . . . . . . . . . . . . .    30
            Stepdown Date . . . . . . . . . . . . . . . . . . . . . . .    30
            Stepdown Requirement  . . . . . . . . . . . . . . . . . . .    30
            Sub-Servicer  . . . . . . . . . . . . . . . . . . . . . . .    30
            Sub-Servicing Account . . . . . . . . . . . . . . . . . . .    30
            Sub-Servicing Agreement . . . . . . . . . . . . . . . . . .    30
            Subsequent Cut-Off Date Deposit . . . . . . . . . . . . . .    30
            Subsequent Mortgage Loans . . . . . . . . . . . . . . . . .    30
            Subsequent Transfer Date  . . . . . . . . . . . . . . . . .    31
            Subsequent Transfer Agreement . . . . . . . . . . . . . . .    31
            Substitution Shortfall Amount . . . . . . . . . . . . . . .    31
            Tax Matters Person  . . . . . . . . . . . . . . . . . . . .    31
            Tax Returns . . . . . . . . . . . . . . . . . . . . . . . .    31
            Termination Price . . . . . . . . . . . . . . . . . . . . .    31
            Trust . . . . . . . . . . . . . . . . . . . . . . . . . . .    31
            Trust Estate  . . . . . . . . . . . . . . . . . . . . . . .    31
            Trustee . . . . . . . . . . . . . . . . . . . . . . . . . .    31
            Trustee's Fee . . . . . . . . . . . . . . . . . . . . . . .    31
            Trustee's Fee Rate  . . . . . . . . . . . . . . . . . . . .    32
            Underwriter . . . . . . . . . . . . . . . . . . . . . . . .    32
            United States Person or U.S. Person . . . . . . . . . . . .    32
            Uninsured Cause . . . . . . . . . . . . . . . . . . . . . .    32
            Value . . . . . . . . . . . . . . . . . . . . . . . . . . .    32
            Voting Percentage . . . . . . . . . . . . . . . . . . . . .    32
            Voting Rights . . . . . . . . . . . . . . . . . . . . . . .    32
            Weighted Average Adjusted Pass-Through Rate . . . . . . . .    32
            Written Order to Authenticate . . . . . . . . . . . . . . .    33
       SECTION 1.02   Accounting  . . . . . . . . . . . . . . . . . . .    33

                                   ARTICLE II

                          ESTABLISHMENT OF THE TRUST;
                      PURCHASE AND SALE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES


       SECTION 2.01.  Establishment of the Trust  . . . . . . . . . . .     1
       SECTION 2.02.  Purchase and Sale of Mortgage Loans . . . . . . .     1
       SECTION 2.03.  Grant of Security Interest  . . . . . . . . . . .     1
       SECTION 2.04.  Document Delivery Requirements  . . . . . . . . .     2
       SECTION 2.05.  Acceptance by Trustee . . . . . . . . . . . . . .     5
       SECTION 2.06.  Repurchase  or Substitution  of Mortgage  Loans by
                      the Seller or the Servicer  . . . . . . . . . . .     6
       SECTION 2.07.  Representations  and  Warranties with  respect  to
                      the Mortgage Loans  . . . . . . . . . . . . . . .     9
       SECTION 2.08.  Representations and Warranties of the Seller  . .    18
       SECTION 2.09.  Representations, Warranties  and Covenants of  the
                      Servicer  . . . . . . . . . . . . . . . . . . . .    21
       SECTION 2.10.  Representations and Warranties of the Depositor .    23
       SECTION 2.11.  Execution of Certificates . . . . . . . . . . . .    25
       SECTION 2.12.  Miscellaneous REMIC Provisions  . . . . . . . . .    25
       SECTION 2.13.  Subsequent Transfers  . . . . . . . . . . . . . .    26
       SECTION 2.14.  Mandatory Prepayment  . . . . . . . . . . . . . .    29

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                                  OF THE TRUST

       SECTION 3.01.  Administration  of  the  Trust;  Servicing  of the
                      Mortgage Loans  . . . . . . . . . . . . . . . . .     1
       SECTION 3.02.  Sub-Servicing  Agreements  Between  Servicer   and
                      Sub-Servicers . . . . . . . . . . . . . . . . . .     4
       SECTION 3.03.  Termination of Sub-Servicing Agreement  . . . . .     5
       SECTION 3.04.  Liability of the Servicer . . . . . . . . . . . .     5
       SECTION 3.05.  No Contractual Relationship Between  Sub-Servicers
                      and Trustee or Certificateholders . . . . . . . .     5
       SECTION 3.06.  Assumption   or   Termination   of   Sub-Servicing
                      Agreements by Trustee . . . . . . . . . . . . . .     6
       SECTION 3.07.  Collection of Certain Mortgage Loan Payments  . .     6
       SECTION 3.08.  Sub-Servicing Accounts  . . . . . . . . . . . . .     7
       SECTION 3.09.  Collection  of  Taxes,  Assessments   and  Similar
                      Items; Servicing Accounts . . . . . . . . . . . .     7
       SECTION 3.10.  Collection Account  . . . . . . . . . . . . . . .     8
       SECTION 3.11.  Withdrawals from the Collection Account . . . . .     9
       SECTION 3.12.  Investment of Funds in the Accounts . . . . . . .    10
       SECTION 3.13.  Maintenance  of  Hazard Insurance  and  Errors and
                      Omissions and Fidelity Coverage . . . . . . . . .    12
       SECTION 3.14.  Enforcement  of  Due-On-Sale  Clauses;  Assumption
                      Agreements. . . . . . . . . . . . . . . . . . . .    13
       SECTION 3.15.  Realization Upon Defaulted Mortgage Loans . . . .    14
       SECTION 3.16.  Trustee to Cooperate; Release of Mortgage Files .    15
       SECTION 3.17.  Servicing Compensation  . . . . . . . . . . . . .    16
       SECTION 3.18.  Reports   to  the   Trustee;  Collection   Account
                      Statements  . . . . . . . . . . . . . . . . . . .    17
       SECTION 3.19.  Statement   as   to   Compliance   and   Financial
                      Statements  . . . . . . . . . . . . . . . . . . .    17
       SECTION 3.20.  Independent Public Accountants' Servicing Report     18
       SECTION 3.21.  Access to Certain Documentation . . . . . . . . .    19
       SECTION 3.22.  Title, Management and Disposition of REO Property    19
       SECTION 3.23.  Prepayment Interest Shortfalls  . . . . . . . . .    21
       SECTION 3.24.  Superior Liens  . . . . . . . . . . . . . . . . .    21
       SECTION 3.25.  Indemnification . . . . . . . . . . . . . . . . .    21
       SECTION 3.26.  Certain  Procedures  Relating  to  Successor  Sub-
                      Servicers and Successor Servicers . . . . . . . .    22
       SECTION 3.27.  Reports to the Securities and Exchange Commission    23


                                   ARTICLE IV


                                 FLOW OF FUNDS

       SECTION 4.01.  Establishment of Accounts . . . . . . . . . . . .     1
       SECTION 4.02.  The Certificate Insurance Policy  . . . . . . . .     1
       SECTION 4.03.  Deposits To, and Transfers Among, the Accounts  .     3
       SECTION 4.04.  Flow of Funds and Distributions . . . . . . . . .     3
       SECTION 4.05.  Statements to Certificateholders. . . . . . . . .     7
       SECTION 4.06.  Remittance  Reports; Delinquency  Advances by  the
                      Servicer and Insurance Claims . . . . . . . . . .    10
       SECTION 4.07.  Compliance with Withholding Requirements  . . . .    11
       SECTION 4.08.  Pre-Funding   Account  and   Capitalized  Interest
                      Account . . . . . . . . . . . . . . . . . . . . .    11

                                   ARTICLE V

                                THE CERTIFICATES

       SECTION 5.01.  The Certificates  . . . . . . . . . . . . . . . .     1
       SECTION 5.02.  Registration   of   Transfer   and   Exchange   of
                      Certificates  . . . . . . . . . . . . . . . . . .     1
       SECTION 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates     4
       SECTION 5.04.  Persons Deemed Certificateholders . . . . . . . .     4
       SECTION 5.05.  Book-Entry Certificates . . . . . . . . . . . . .     4
       SECTION 5.06.  Notices to Depository . . . . . . . . . . . . . .     5
       SECTION 5.07.  Definitive Certificates . . . . . . . . . . . . .     6

                                   ARTICLE VI

                          THE SELLER AND THE SERVICER

       SECTION 6.01.  Liability  of the  Seller, the  Depositor  and the
                      Servicer  . . . . . . . . . . . . . . . . . . . .     1
       SECTION 6.02.  Merger  or  Consolidation of  the  Seller  or  the
                      Servicer  . . . . . . . . . . . . . . . . . . . .     1
       SECTION 6.03.  Limitation  on  Liability   of  the  Seller,   the
                      Servicer and Others . . . . . . . . . . . . . . .     1
       SECTION 6.04. Limitation on Resignation of the Servicer; No Assignment or Delegation of Duties by Servicer . 2
       SECTION 6.05.  Rights   of  the   Seller,   the  Depositor,   the
                      Certificateholders and  Others in  Respect of  the
                      Servicer  . . . . . . . . . . . . . . . . . . . .     3
       SECTION 6.06.  Eligibility Requirements for Servicer . . . . . .     3

                                  ARTICLE VII

                                    DEFAULT

       SECTION 7.01.  Servicer Defaults;  Certain Matters Affecting  the
                      Servicer  . . . . . . . . . . . . . . . . . . . .     1
       SECTION 7.02.  Trustee to Act; Appointment of Successor  . . . .     3
       SECTION 7.03.  Notification to Mortgagors and Certificateholders     5
       SECTION 7.04.  Additional  Remedies  of  Trustee   Upon  Servicer
                      Defaults  . . . . . . . . . . . . . . . . . . . .     5
       SECTION 7.05.  Waiver of Servicer Defaults . . . . . . . . . . .     5
       SECTION 7.06   Survivability of Servicer Liabilities . . . . . .     5

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

       SECTION 8.01.  Duties of Trustee . . . . . . . . . . . . . . . .     1
       SECTION 8.02.  Certain Matters Affecting the Trustee . . . . . .     2
       SECTION 8.03.  Trustee Not  Liable for  Certificates or  Mortgage
                      Loans . . . . . . . . . . . . . . . . . . . . . .     3
       SECTION 8.04.  Trustee May Own Certificates  . . . . . . . . . .     3
       SECTION 8.05.  Expenses of Trustee . . . . . . . . . . . . . . .     4
       SECTION 8.06.  Trustee Eligibility Requirements  . . . . . . . .     4
       SECTION 8.07.  Resignation and Removal of the Trustee  . . . . .     4
        SECTION 8.08. Successor Trustee . . . . . . . . . . . . . . . .     5
       SECTION 8.09.  Merger or Consolidation of Trustee  . . . . . . .     6
       SECTION 8.10.  Appointment of Co-Trustee or Separate Trustee . .     6
       SECTION 8.11.  Trustee Records . . . . . . . . . . . . . . . . .     7
       SECTION 8.12.  Appointment of Office or Agency . . . . . . . . .     7
       SECTION 8.13.  Exercise  of Trustee Powers by Certificate Insurer
                      and Certificateholders  . . . . . . . . . . . . .     8

                                   ARTICLE IX

               CERTAIN MATTERS REGARDING THE CERTIFICATE INSURER

       SECTION 9.01.  Certain Rights of the Certificate Insurer . . . .     1
       SECTION 9.02.  Trustee  To   Act  Solely  with   Consent  of  the
                      Certificate Insurer . . . . . . . . . . . . . . .     1
       SECTION 9.03.  Trust Estate  and Accounts Held for Benefit of the
                      Certificate Insurer . . . . . . . . . . . . . . .     2
       SECTION 9.04.  Effect  of Payments  by  the Certificate  Insurer;
                      Subrogation . . . . . . . . . . . . . . . . . . .     2
       SECTION 9.05.  Notices to the Certificate Insurer  . . . . . . .     3
       SECTION 9.06.  Third-Party Beneficiary . . . . . . . . . . . . .     3

                                   ARTICLE X

                                  TERMINATION

       SECTION 10.01. Termination . . . . . . . . . . . . . . . . . . .     1
       SECTION 10.02. Additional Termination Requirements . . . . . . .     3

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS  . . . . . . . . .     1
       SECTION 11.01. Amendment . . . . . . . . . . . . . . . . . . . .     1
       SECTION 11.02. Recordation of Agreement; Counterparts  . . . . .     2
       SECTION 11.03. Limitation on Rights of Certificateholders  . . .     2
       SECTION 11.04. Governing Law; Jurisdiction . . . . . . . . . . .     3
       SECTION 11.05. Notices . . . . . . . . . . . . . . . . . . . . .     3
       SECTION 11.06. Severability of Provisions  . . . . . . . . . . .     4
       SECTION 11.07. Article and Section References  . . . . . . . . .     4
       SECTION 11.08. Notice to S&P and Moody's . . . . . . . . . . . .     4
       SECTION 11.09. Further Assurances  . . . . . . . . . . . . . . .     5
       SECTION 11.10. Benefits of Agreement . . . . . . . . . . . . . .     5
       SECTION 11.11. Acts of Certificateholders  . . . . . . . . . . .     5
       SECTION 11.12. Appointment of Tax Matters Person . . . . . . . .     6


  EXHIBITS:
  --------

   Exhibit A     Form of Class A Certificate
   Exhibit B     Form of Class A-IO Certificates
   Exhibit C     Form of Class R Certificate
   Exhibit D     Mortgage Loan Schedule
   Exhibit E-1   Request for Release (for Trustee)
   Exhibit E-2   Request for Release (Mortgage Loans Paid in Full)
   Exhibit F-1   Form of Trustee's Initial Certification
   Exhibit F-2   Form of Trustee's Final Certification
   Exhibit F-3   Form of Trustee's Quarterly Certification
   Exhibit G     Form of Collection Account Certification
   Exhibit H     Form of Liquidation Report
   Exhibit I     Form of Collection Account Activity Report
   Exhibit J     Form of Transfer Certification
   Exhibit K     Form of Class R Certificate Transfer Affidavit
   Exhibit L     Form of Written Order to Authenticate
   Exhibit M     Seller's Underwriting Guidelines
   Exhibit N     Depository Agreement
   Exhibit O     Form of Servicer Request for Reimbursement
   Exhibit P     Form of Subsequent Transfer Agreement
   Exhibit Q     Form of Class A-10 Certificate

   Schedule 1    List of Permissible Subsequent Mortgage Loans

            This Pooling and Servicing Agreement, dated as of December 9, 1996, among FINANCIAL ASSET SECURITIES CORP., as Depositor, CITYSCAPE CORP., as Seller and Servicer, and FIRST BANK NATIONAL ASSOCIATION, as Trustee.


                             PRELIMINARY STATEMENT:


            WHEREAS, the Seller is in the business of originating or purchasing from others certain Mortgage Loans; and

            WHEREAS, the Depositor has purchased such Mortgage Loans from the Seller and wishes to establish a trust administered by the Trustee, which trust will (i) purchase the Mortgage Loans from the Depositor with the result that the entire beneficial ownership of the Mortgage Loans will be in the Trust Estate and (ii) issue pass-through certificates which in the aggregate will evidence the entire beneficial ownership in the Trust Estate, with the result that, following such purchase from the Depositor the Trustee will hold legal title to the Trust Estate and the Certificateholders will hold beneficial title to the Trust Estate; and

            WHEREAS, the Servicer wishes to service the Mortgage Loans on the terms and conditions herein set forth; and

            WHEREAS, Financial Security Assurance Inc. is intended to be a third-party beneficiary of this Agreement and is hereby recognized by the parties hereto to be a third-party beneficiary of this Agreement.

            WITNESSETH, THEREFORE, that in consideration of the mutual agreements herein contained, the Seller, the Depositor, the Servicer and the Trustee agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

            SECTION 1.01.  Defined Terms.

            Whenever used in this Agreement or in the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations of interest described herein shall be made on the basis of a 360-day year consisting of twelve 30-day months.

            "1933 Act":  The Securities Act of 1933, as amended.

            "Accepted Servicing Procedures": Servicing procedures that meet at least the same standards the Servicer would follow in servicing first and second lien residential mortgage loans held for its own account, giving due consideration to standards of practice of prudent mortgage lenders and loan servicers that originate and service mortgage loans comparable to the Mortgage Loans and to the reliance placed by the Certificateholders and the Certificate Insurer on the Servicer for the servicing of the Mortgage Loans but without regard to:

         (i) any relationship that the Servicer, any Sub-Servicer or any affiliate of the Servicer or any Sub-Servicer may have with the related Mortgagor;

        (ii) the ownership of any Certificate by the Servicer or any affiliate of the Servicer;

       (iii) the Servicer's obligation to make Delinquency Advances or Servicing Advances; or

        (iv)     the  Servicer's  or  any  Sub-Servicer's  right  to  receive
       compensation  for   its  services  hereunder   with  respect   to  any
       particular transaction.

            "Account": Any of the Collection Account, Certificate Account, Distribution Account, the Policy Payments Account, Pre-Funding Account and Capitalized Interest Account.

            "Accrual Period": With respect to the first Distribution Date and the Class A Certificates, the 22-day period commencing on the Cut-Off Date and ending on December 30, 1996 (inclusive of December 30, 1996). With respect to any subsequent Distribution Date and the Class A Certificates, the period commencing on the first day of the calendar month preceding the month in which such Distribution Date occurs and ending on the last day of such preceding calendar month.

            "Addition Notice":   For any date during the  Pre-Funding Period,
  a notice (which may be verbal or written) given to the Rating Agencies, the Certificate Insurer and the Trustee pursuant to Section 2.13(b).

            "Additional  Servicing  Compensation":   As  defined  in  Section
  3.17.

            "Agreement":   This  Pooling  and  Servicing  Agreement  and  all
  amendments hereof and supplements hereto.

            "Assignment": An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage.

            "Available  Funds Shortfall":    With respect  to each  Group, as
  defined in Section 4.02 hereof.

            "Balloon Mortgage Loan": Any Mortgage Loan that provided on the date of origination for scheduled monthly payments in level amounts substantially lower than the amount of the final scheduled payment.

            "Balloon Payment":   With respect  to any Balloon Mortgage  Loan,
  as of any date of determination, the Monthly Payment payable on the stated maturity date of such Mortgage Loan.

            "Bankruptcy Code": The Bankruptcy Code, as amended (Title 11 to the United States Code).

            "BIF":  The Bank Insurance Fund of the FDIC.

            "Book-Entry Certificates": Any of the Certificates that shall be registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with the Depository (directly, as a "Depository Participant", or indirectly, as an indirect participant in accordance with the rules of the Depository and as described in Section 5.06). On the Closing Date, Class A Certificates (other than the Class A-IO Certificates) shall be Book-Entry Certificates.

            "Business Day": Any day other than a Saturday, a Sunday or a day on which banking or savings and loan institutions in the City of New York or in the city in which the corporate trust office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

            "Capitalized  Interest   Account":    The   Capitalized  Interest
  Account established in accordance with Section 4.01 hereof and maintained by the Trustee.

            "Capitalized Interest Requirement": With respect to the Distribution Date in January 1997 and Group I, (A) the product of (a) the Pre-Funding Amount on the Closing Date and (b) 22/360 and (c) the Weighted Average Adjusted Pass-Through Rate minus (B) 30 days interest at the related Net Mortgage Rate on each Subsequent Mortgage Loan transferred to the Trust during the related Due Period which has a Due Date between the applicable Cut-Off Date and the end of such Due Period.

            With respect to the Distribution Date in February 1997 and Group I, (A) the product of (a) the Pre-Funding Amount on the first day of the related Due Period and (b) 1/12th and (c) the Weighted Average Adjusted Pass-Through Rate minus (B) 30 days interest at the related Net Mortgage Rate on each Subsequent Mortgage Loan transferred to the Trust during the related Due Period which has a Due Date between the applicable Cut-Off Date and the end of such Due Period.

            "Certificate":  Any Class A Certificate or Class R Certificate.

            "Certificate  Account":   The trust  account or  accounts created
  and maintained by the Trustee pursuant to Section 4.01 which shall be entitled "Certificate Account, First Bank National Association, as Trustee, in trust for the registered Certificateholders of Cityscape Home Equity Loan Trust, Series 1996-4" and which must be an Eligible Account.

            "Certificate  Insurer":    Financial Security  Assurance  Inc., a
  stock insurance company organized and created under the laws of the State of New York, and any successor thereto.

            "Certificate Insurer Default": The existence and continuance of any of the following:

            (a) the Certificate Insurer fails to make a payment required under the Policy in accordance with its terms; or

            (b)(i)    the  entry  by  a  court  having  jurisdiction  in  the
  premises of (A) a decree or order for relief in respect of the Certificate Insurer in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, rehabilitation, reorganization or other similar law or (B) a decree or order adjudging the Certificate Insurer as bankrupt or insolvent, or approving as properly filed a petition seeking reorganizing, rehabilitation, arrangement, adjustment or composition of or in respect of the Certificate Insurer under any applicable United States federal or state law, or appointing a custodian, receiver, liquidator, rehabilitator, assignee, trustee, sequestrator or other similar official of the Certificate Insurer or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

              (ii) the commencement by the Certificate Insurer of a voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent of the Certificate Insurer to the entry of a decree or order for relief in respect of the Certificate Insurer in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency case or proceeding against the Certificate Insurer, or the filing by the Certificate Insurer or the consent of the Certificate Insurer to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Certificate Insurer or of any substantial part of its property, or the failure by the Certificate Insurer to pay debts generally as they become due, or the admission by the Certificate Insurer in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Certificate Insurer in furtherance of any such action.

            "Certificate Register":    The  register  maintained  pursuant to
  Section 5.02.

            "Certificateholder" or "Holder": The Person in whose name a Certificate is registered in the Certificate Register, except that a Disqualified Organization or non-U.S. Person shall not be a Holder of a Class R Certificate for any purpose hereof.

            "Certificate   Owner":     With   respect  to   each   Book-Entry
  Certificate, any beneficial owner thereof.

            "Civil Relief Act": The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

            "Class": Collectively, Certificates having the same priority of payment and bearing the same class designation and whose form is identical except for variation in the Percentage Interest evidenced thereby.

            "Class A  Certificates":   The Class A-1,  Class A-2, Class  A-3,
  Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10 and Class A-IO Certificates.

            "Class  A   Certificateholder":    Any   Holder  of  a  Class   A
  Certificate.

            "Class A-1 Certificate": Any one of the Class A-1 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A-1, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein, and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

            "Class A-2 Certificate": Any one of the Class A-2 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A-2, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein, and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

            "Class A-3 Certificate": Any one of the Class A-3 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A-3, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein, and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

            "Class A-4 Certificate": Any one of the Class A-4 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A-4, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein, and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

            "Class A-5 Certificate": Any one of the Class A-5 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A-5, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein, and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

            "Class A-6 Certificate": Any one of the Class A-6 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A-6, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein, and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

            "Class A-7 Certificate":   Any one of the Class  A-7 Certificates
  as designated on the face thereof substantially in the form annexed hereto as Exhibit A-7, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein, and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

            "Class A-8 Certificate": Any one of the Class A-8 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A-8, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein, and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

            "Class A-9 Certificate": Any one of the Class A-9 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit A-9, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein, and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

            "Class A-9 Priority Distribution Amount": With respect to any Distribution Date, the lesser of (A) the product of (x) the applicable Class A-9 Priority Percentage for such Distribution Date and (y) the Class A-9 Pro Rata Distribution Amount for such Distribution Date and (B) the Group I Principal Distribution Amount for such Distribution Date.

            "Class  A-9   Priority  Percentage":     With  respect   to  each
  Distribution Date, the applicable percentage specified below:

                       Distribution Date                 Priority Percentage
                       -----------------                 -------------------

                 January 1997 - December 1999                 0%
                 January 2000 - December 2001                45%
                 January 2002 - December 2002                80%
                 January 2003 - December 2003               100%
                 January 2004 and thereafter                300%

            "Class A-9 Pro Rata Distribution Amount": With respect to any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the Certificate Principal Balance of the Class A-9 Certificates immediately prior to such Distribution Date and the denominator of which is the Group I Certificate Principal Balance immediately prior to such Distribution Date and (y) the Group I Principal Distribution Amount for such Distribution Date.

            "Class A-IO Certificate": Any one of the Class A-IO Certificates as designated on the face thereof, substantially in the form annexed hereto as Exhibit B, executed by the Trustee and authenticated and delivered by the Trustee, representing the right to distributions as set forth herein. The Class A-IO Certificates represent a class of "regular interests" in the REMIC Trust.

            "Class  A-IO  Pass-Through  Rate":     As  described  under   the
  definition of "Pass-Through Rate."

            "Class  A-IO Notional  Principal Amount":   With  respect to  any
  Distribution Date, an amount equal to the aggregate Loan Balance of the Mortgage Loans on the first day of the related Due Period.

            "Class A-10 Certificate": Any one of the Class A-10 Certificates as designated on the face thereof substantially in the form annexed hereto as Exhibit Q, executed by the Trustee and authenticated by the Trustee, representing the right to distributions as set forth herein, and evidencing an interest designated as a "regular interest" in the Trust for purposes of the REMIC Provisions.

            "Class Certificate Principal Balance": With respect to any Class of Certificates (other than the Class A-IO and Class R Certificates) and any date of determination, the Original Class Certificate Principal Balance of such Class, less any amounts actually distributed with respect to such Class from the related Principal Distribution Amount pursuant to
  Section 4.04(b) hereof on all preceding Distribution Dates.

            "Class R Certificate": Any one of the Certificates designated on the face thereof as a Class R Certificate, substantially in the form annexed hereto as Exhibit C, executed, authenticated and delivered by the Trustee, representing the right to distributions as set forth herein and evidencing an interest designated as the "residual interest" in the Trust for the purposes of the REMIC Provisions.

            "Closing Date":  December 31, 1996.

            "Code":   The Internal Revenue Code of  1986 as it may be amended
  from time to time.

            "Collection Account": The account or accounts created and maintained pursuant to Section 3.10(a), which shall be entitled "Collection Account, First Bank National Association, as Trustee, in trust for the registered Certificateholders of Cityscape Home Equity Loan Trust, Series 1996-4", and which must be an Eligible Account.

            "Corporate Trust Office": The principal corporate trust office of the Trustee at which at any particular time its corporate trust business with respect to the Certificates shall be administered, which office at the date of the execution of this instrument is located at 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Structured Finance/Cityscape 1996-4, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Seller, the Depositor, the Servicer and the Certificate Insurer.

            "Cumulative Loss Percentage": As of any date of determination and as to either Group, the aggregate of all Realized Losses since the Startup Date on the Mortgage Loans in such Group as a percentage of the related Maximum Collateral Amount.

            "Cumulative Loss Test": With respect to Group I, the Cumulative Loss Test for each period indicated below is satisfied if the Cumulative Loss Percentage for Group I for such period does not exceed the applicable percentage specified below:



                                                        Group I
            Period                                    Percentage
            ------                                    ----------

  December 31, 1996 - November 30, 1998                 1.00%
  December 1, 1998 - November 30, 1999                  1.50%
  December 1, 1999 - November 30, 2000                  1.75%
  December 1, 2000 and thereafter                       2.00%



            With respect to Group II, the Cumulative Loss Test for each period indicated below is satisfied if the Cumulative Loss Percentage for Group II for such period does not exceed the applicable percentage specified below:

                                                                Group II
            Period                                             Percentage
            ------                                             ----------

  December 31, 1996 - November 30, 1998                           1.00%
  December 1, 1998 - November 30, 1999                            2.25%
  December 1, 1999 - November 30, 2000                            3.50%
  December 1, 2000 - November 30, 2001                            5.25%
  December 1, 2001 and thereafter                                 7.00%


            "Cumulative Net Losses": As of any date of determination, the amount by which the aggregate Loan Balances of, and accrued interest on, all Mortgage Loans on which Final Recovery Determinations have been made exceeds (x) the Net Recovery Proceeds for such Mortgage Loans allocated to principal and accrued interest and (y) the total of all payments of Make-Whole Amounts.

            "Cut-Off Date": With respect to the Initial Mortgage Loans, the close of business on December 9, 1996. With respect to any Subsequent Mortgage Loan, the date designated as such in the Subsequent Transfer Agreement.

            "Cut-Off  Date Loan  Balance":   As  to  any Mortgage  Loan,  the
  outstanding principal balance thereof at the close of business on the related Cut-Off Date.

            "Definitive Certificates":  As defined in Section 5.05.

            "Deleted  Mortgage Loan":   A  Mortgage Loan  replaced  or to  be
  replaced by one or more Qualified Substitute Mortgage Loans.

            "Delinquency Advance":  As defined in Section 4.06(b) hereof.

            "Delinquency Report":   The monthly  report described  in Section
  3.18(a).

            "Delinquent": A Mortgage Loan is "Delinquent" if any Monthly Payment due thereon is not made by the close of business on the day such Monthly Payment is scheduled to be due. A Mortgage Loan is "30 days Delinquent" if such Monthly Payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such Monthly Payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days Delinquent," "90 days Delinquent" and so on.

            "Depositor":    Financial  Asset  Securities  Corp.,  a  Delaware
  corporation, or any successor in interest.

            "Depository": The initial Depository shall be the Depository Trust Company ("DTC"), the nominee of which is Cede & Co., or any other organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in
  Section 8-102(3) of the Uniform Commercial Code of the State of New York.

            "Depository Agreement": With respect to the Book-Entry Certificates, the agreement among the Depositor, the Trustee and the initial Depository, dated as of the Closing Date, substantially in the form of Exhibit N.

            "Depository Participant": A broker, dealer, bank or other financial institution or other person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            "Determination Date": With respect to any Distribution Date, the close of business on the fourteenth day of the calendar month in which such Distribution Date occurs or, if such fourteenth day is not a Business Day, the close of business on the Business Day immediately preceding such fourteenth day.

            "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust other than through an Independent Contractor; provided,
  however, that the                                                 --------
  -------
  Trustee (or the Servicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Servicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

            "Disqualified Organization": A "disqualified organization" under Section 860E of the Code, which as of the Closing Date is either (i) the United States, any state or political subdivision thereof, foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code or (iii) any organization described in Section 1381(a)(2)(C) of the Code or (iv) any other Person so designated by the Trustee based upon an Opinion of Counsel provided by nationally recognized counsel to the Trustee that the holding of an ownership interest in a Class R Certificate by such Person may cause the Trust Estate or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Class R Certificate to such Person. A corporation will not be treated as an instrumentality of the United States, or of any state or political subdivision thereof, if all of its activities are subject to tax and, a majority of its board of directors is not selected by a governmental unit. The term "United States", "state" and "international organizations" shall have the meanings set forth in Section 7701 of the Code.

            "Distribution Account":   The trust  account or  accounts created
  and  maintained by  the Trustee  pursuant to  Section 4.01  which shall
  be   entitled "Distribution Account, First Bank National    Association, as
  Trustee, in trust for the registered  Certificateholders of   Cityscape Home
  Equity Loan  Trust, Series  1996-4" and  which  must be  an   Eligible
  Account.

            "Distribution Date": The 25th day of any calendar month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing on January 27, 1997.

            "Due Date": With respect to each Mortgage Loan and any Distribution Date, the day of the calendar month preceding the calendar month in which such Distribution Date occurs on which the Monthly Payment for such Mortgage Loan was due, exclusive of any days of grace.

            "Due  Period":   With respect to  the Distribution Date occurring
  in January 1997, the period commencing at the start of business on December 10, 1996 and ending on December 31, 1996 (inclusive). With respect to any other Distribution Date, the period commencing on the first day of the calendar month preceding the calendar month in which such Distribution Date occurs and ending on the last day of such preceding calendar month.

            "Eligible Account": Either (A) a segregated account or accounts maintained with an institution whose deposits are insured by the BIF or the SAIF of the FDIC, the unsecured and uncollateralized long term debt obligations of which shall be rated "A" or better by S&P and "A2" or better by Moody's and in one of the two highest short term rating categories by S&P and P-1 by Moody's, and which is any of (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company, and (v) approved in writing by the Certificate Insurer or (B) a segregated trust account maintained with the trust department of a federal or state chartered depository institution or trust company, having capital and surplus of not less than $100,000,000, acting in its fiduciary capacity. Any Eligible Account maintained by the Trustee shall comply with the provisions of clause (B) hereof.

            "Estate in Real Property": A fee simple estate or a leasehold estate in a parcel of real property.

            "Excess Overcollateralized Amount": With respect to the Mortgage Loans and a Group and any Distribution Date, the excess, if any, of (x) the Overcollateralized Amount for such Group that would apply on such Distribution Date after taking into account the payment of the related Distribution Amount on such Distribution Date (except for any distributions of related Group Overcollateralized Reduction Amounts on such Distribution Date) over (y) the related Group Specified Overcollateralized Amount for such Distribution Date; provided, however, that the Excess Overcollateralized Amount for a Group, for the period beginning with the Distribution Date as to which clause (y)(i)(A) of the definition of "Group I Specified Overcollateralization Amount" or "Group II Specified Overcollateralization Amount," as applicable, applies, shall be limited to the amount obtained using the following formula:

                      n-24
                      ----    X   E.O.A.
                        6

  Where "n" is equal to the number of Distribution Dates that have occurred since the Closing Date (provided, however, that "n" shall never be
  greater   than 30) and "E.O.A." is equal to the amount of the
  Excess  Overcollateralized  Amount  for   the  related  Group  that
  would   otherwise be  obtained for  such Distribution  Date without  regard
  to  the   provisions of this proviso.

            "FDIC": Federal Deposit Insurance Corporation or any successor thereto.

            "FHLMC":    Federal  Home   Loan  Mortgage  Corporation  or   any
  successor thereto.

            "Final Recovery Determination": A determination by the Servicer with respect to any defaulted Mortgage Loan or REO Property (other than a Mortgage Loan purchased or replaced by the Seller or the Servicer pursuant to Section 2.06 or 3.15(c)) that all Net Recovery Proceeds and other payments or recoveries that the Servicer, in its reasonable judgment, expects to be finally recoverable have been recovered or that the
  Servicer, in its reasonable judgment as evidenced by an Officers' Certificate which accompanies the related Liquidation Report in the form of Exhibit H hereto, believes the cost of obtaining any additional recoveries would exceed the amount of such recoveries. The Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination.

            "First Lien":   With  respect to  any Second  Mortgage Loan,  the
  mortgage loan relating to the corresponding Mortgaged Property having a first priority lien.

            "First Mortgage Loan":   Any Mortgage  Loan that is secured  by a
  first lien on or first priority security interest in the related Mortgaged Property.

            "FNMA": Federal National Mortgage Association or any successor thereto.

            "Group":   Either  of  Group  I  or  Group  II,  as  the  context
  requires.

            "Group I":    With respect  to the  Mortgage Loans,  the Group  I
  Mortgage Loans, and with respect to the Certificates, the Group I Certificates. When the words "Group I" immediately precede another defined term herein, the application of such term will be limited to the Group I Mortgage Loans and/or the Group I Certificates.

            "Group I Available Funds": With respect to any Distribution Date, the sum of all amounts on deposit in the Certificate Account with respect to Group I on such Distribution Date after giving effect to the distributions set forth in Section 4.04(a)(i) and (ii).

            "Group I Carry-Forward Amount": With respect to any Distribution Date, the amount, if any, by which (x) the Group I Insured Distribution Amount as of the immediately preceding Distribution Date exceeded (y) the amount of the actual aggregate distributions made to the Holders of the Group I Certificates on such immediately preceding Distribution Date.

            "Group I Certificate Principal Balance": As of any date of determination, the Original Group I Certificate Principal Balance less any amounts actually distributed with respect to the Group I Principal Distribution Amount pursuant to Section 4.04(b) hereof on all preceding Distribution Dates.

            "Group I Certificates": Any of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 or Class A-IO Certificates.

            "Group   I  Closing   Date  Deposit":     With   respect  to  the
  Distribution  Date  in   January  1997   and  the  Group   I  Certificates,
  $251,929.36.

            "Group I Current Interest": With respect to any Distribution Date and any Class of Group I Certificates the sum of (i) the amount of interest accrued on the related Class Certificate Principal Balance or Class A-IO Notional Principal Amount, as applicable, immediately prior to such Distribution Date during the related Accrual Period at the related Pass-Through Rate, and (ii) the Group I Carry-Forward Amount as it relates to interest.

            "Group I Distribution Amount": As of any Distribution Date, the sum of (i) the Group I Current Interest and (ii) the Group I Principal Distribution Amount for such Distribution Date.

            "Group I Interest Remittance Amount": With respect to the Servicer Remittance Date in January 1997, $1,251,114.43 (which amount includes  the  Group  I  Closing  Date  Deposit  relating  to  the  related
  Distribution Date). With respect to each Servicer Remittance Date thereafter, an amount with respect to interest equal to the product of (x) the aggregate Loan Balances of the Group I Mortgage Loans as of the opening of business on the first day of the calendar month preceding the calendar month in which such Servicer Remittance Date occurs (together with the Loan Balance of any Subsequent Mortgage Loan transferred to the Trust during such preceding calendar month which has a Monthly Payment due between the day following the related Cut-off Date and the last day of such month) and (y) one-twelfth of the weighted average Net Mortgage Rate of such Group I Mortgage Loans, minus the amount, if any, by which (1) the aggregate of the Prepayment Interest Shortfalls resulting from Principal Prepayments on Group I Mortgage Loans during the Due Period beginning on the first day of the calendar month preceding the calendar month in which such Servicer Remittance Date occurs exceeds (2) the aggregate Servicing Fee received by the Servicer with respect to the Group I Mortgage Loans for such Due Period.

            "Group I Mortgage Loans": Each mortgage loan sold, transferred and assigned to the Trust pursuant to Section 2.02 as from time to time is held as a part of the Trust, the Mortgage Loans so held being identified in the Mortgage Loan Schedule for Group I Mortgage Loans, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

            "Group I Overcollateralization Deficit": With respect to any Distribution Date and Group I, the amount, if any, by which (x) the Group I Certificate Principal Balance, after taking into account the payment of the Group I Distribution Amount on such Distribution Date (except for the amount of any Group I Insured Payment to be paid on such Distribution Date to reduce the Group I Overcollateralization Deficit), exceeds (y) the aggregate Loan Balance of the Group I Mortgage Loans as of the close of business on the last day of the immediately preceding Due Period.

            "Group I Overcollateralization  Increase Amount":   With  respect
  to   any  Distribution   Date  and   Group  I,   the   Group  I   Specified
  Overcollateralization Deficiency Amount as of such Distribution Date.

            "Group I Overcollateralization Reduction Amount": With respect to any Distribution Date and Group I, an amount equal to the lesser of (x) the Excess Overcollateralized Amount for such Group for such Distribution Date and (y) the Principal Remittance Amount for such Group transferred from the Collection Account to the Certificate Account on the Servicer Remittance Date immediately preceding such Distribution Date.

            "Group I Overcollateralized Amount": As of any Distribution Date and Group I, the excess, if any, of (x) the aggregate Loan Balance of all the Group I Mortgage Loans as of the close of business on the last day of the immediately preceding Due Period over (y) the Group I Certificate Principal Balance as of such Distribution Date (after taking into account the payment of the Group I Distribution Amount on such Distribution Date).

            "Group  I Principal  Distribution Amount":   With  respect to the
  Group I Certificates and any Distribution Date, the lesser of:

       (I) the Group I Available Funds plus any Insured Payment relating to the Group I Certificates minus the sum of the Group I Current Interest for such Distribution Date and the Reimbursement Amount relating to Group I due and owing on such Distribution Date; and

       (II) the excess, if any, of

                 (i) the sum, without duplication, of (A) the Group I Carry-Forward Amount as it relates to principal,

                      (B)  all    principal    (including    any    Principal
                 Prepayment) actually collected by the Servicer on the Group I Mortgage Loans during the related Due Period,

                      (C) the Loan Balance of each Group I Mortgage Loan that was repurchased by the Seller or purchased by the Servicer during the related Due Period, to the extent such Loan Balance is actually received by the Trustee on or prior to the related Servicer Remittance Date,

                      (D) any Substitution Shortfall Amounts delivered by the Seller during the related Due Period in connection with a substitution of a Group I Mortgage Loan, to the extent such Substitution Shortfall Amounts relate to principal and are actually received by the Trustee on or prior to the related Servicer Remittance Date,

                      (E) the Net Recovery Proceeds actually collected by the Servicer during the related Due Period with respect to each Group I Mortgage Loan remaining after prior application thereof to all accrued and unpaid interest on the related Mortgage Loan (but not in excess of the Loan Balance of the related Mortgage Loan immediately prior to the end of the related Due Period), to the extent such Net Recovery Proceeds are actually received by the Trustee on or prior to the related Servicer Remittance Date,

                      (F) the amount of any Group I Overcollateralization Deficit for such Distribution Date,

                      (G) the portion of the proceeds received by the Trustee from any termination of the Trust (to the extent such proceeds related to principal in respect of Group I),

                      (H) the amount of any Group I Overcollateralization Increase Amount to the extent of Group I Available Funds for such Distribution Date (such Group I Available Funds to be calculated after taking into account any payments required to be made pursuant to Section 4.04(b)(I)(iii), 4.04(b)(III), and 4.04(b)(V)) for such Distribution Dates, and

                      (I) any moneys released from the Pre-Funding Account as a prepayment of the Group I Certificates on the Distribution Date immediately following the end of the Pre-Funding Period,

                                      over
                                      ----

                 (ii) the  amount  of   any  Group  I   Overcollateralization
       Reduction Amount for such Distribution Date.

            "Group I Specified Overcollateralization Amount": With respect to a Distribution Date and Group I: prior to the Stepdown Date, the amount which is equal to the Initial Group I Specified Overcollateralized Amount; and after the Stepdown Date (a) if the related Stepdown Requirement is satisfied, the lesser of (x) the amount equal to 8.40% of the then outstanding aggregate Loan Balances of the Group I Mortgage Loans and (y) the Initial Group I Specified Overcollateralization Amount or (b) if the related Stepdown Requirement is not satisfied, the amount which is equal to the Initial Group I Specified Overcollateralization Amount; provided, however, that such amount will not be less than the product of (a) 0.50% and (b) the Maximum Group I Collateral Amount; provided further, that if on any Distribution Date, the Mortgage Portfolio Performance Test with respect to Group I is not satisfied, then the Group I Specified Overcollateralization Amount will be unlimited during the period that such Mortgage Portfolio Performance Test is not satisfied.

            "Group  I  Specified  Overcollateralization  Deficiency  Amount":
  With respect to any Distribution Date and  Group I, the excess, if any,  of
  (i) the Group I Specified Overcollateralized Amount applicable to such Distribution Date over (ii) the Group I Overcollateralized Amount for such Distribution Date prior to taking into account the payment of any Group I Overcollateralization Increase Amounts on such Distribution Date.

            "Group II": With respect to the Mortgage Loans, the Group II Mortgage Loans, and with respect to the Certificates, the Class A-10 Certificates. When the words "Group II" immediately precede another defined term herein, the application of such term will be limited to the Group II Mortgage Loans and/or the Group II Certificates.

            "Group II Available Funds": With respect to any Distribution Date, the sum of all amounts on deposit in the Certificate Account with respect to Group II on such Distribution Date available after giving effect to the distributions set forth in Section 4.04(a)(i) and (ii).

            "Group II Carry-Forward Amount": With respect to any Distribution Date, the amount, if any, by which (x) the Group II Insured Distribution Amount as of the immediately preceding Distribution Date exceeded (y) the amount of the actual aggregate distributions made to the Holders of the Class A-10 Certificates on such immediately preceding Distribution Date.

            "Group II Certificate Principal Balance": As of any date of determination, the Original Group II Certificate Principal Balance less any amounts actually distributed with respect to the Group II Principal Distribution Amount pursuant to Section 4.04(b) hereof on all preceding Distribution Dates.

            "Group II Certificates":  Any of the Class A-10 Certificates.

            "Group  II   Closing  Date  Deposit":     With  respect   to  the
  Distribution  Date  in   January  1997  and  the  Group   II  Certificates,
  $33,416.92.

            "Group  II Current Interest":   With respect  to any Distribution
  Date and the Class A-10 Certificates, the sum of (i) the amount of interest accrued on the Class A-10 Certificate Principal Balance immediately prior to such Distribution Date during the related Accrual Period at the related Pass-Through Rate and (ii) the Group II Carry-Forward Amount as it relates to interest.

            "Group  II Distribution  Amount":   As of  any Distribution Date,
  the sum of (i) the Class A-10 Current Interest and (ii) the Group II Principal Distribution Amount for such Distribution Date.

            "Group II Interest Remittance Amount": With respect to the Servicer Remittance Date in January 1997, $179,803.28 (which amount includes  the  Group  II  Closing Date  Deposit  relating  to  the  related
  Distribution Date). With respect to each Servicer Remittance Date thereafter, an amount with respect to interest equal to the product of (x) the aggregate Loan Balances of the Group II Mortgage Loans as of the opening of business on the first day of the calendar month preceding the calendar month in which such Servicer Remittance Date occurs and (y) one-twelfth of the weighted average Net Mortgage Rate of such Group II Mortgage Loans, minus the amount, if any, by which (1) the aggregate of the Prepayment Interest Shortfalls resulting from Principal Prepayments on Group II Mortgage Loans during the Due Period on the first day of the calendar month preceding the calendar month in which such Servicer Remittance Date occurs exceeds (2) the aggregate Servicing Fee received by the Servicer with respect to the Group II Mortgage Loans for such Due Period.

            "Group II Mortgage Loans": Each mortgage loan sold, transferred and assigned to the Trust pursuant to Section 2.02 as from time to time is held as a part of the Trust, the Mortgage Loans so held being identified in the Mortgage Loan Schedule for Group II Mortgage Loans, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

            "Group II Overcollateralization Deficit": With respect to any Distribution Date and Group II, the amount, if any, by which (x) the Group II Certificate Principal Balance, after taking into account the payment of the Group II Distribution Amount on such Distribution Date (except for the amount of any Insured Payment to be paid on such Distribution Date to reduce the Group II Overcollateralization Deficit), exceeds (y) the aggregate Loan Balance of the Group II Mortgage Loans as of the close of business on the last day of the immediately preceding Due Period.

            "Group II  Overcollateralization Increase Amount":   With respect
  to any Distribution Date and Group II, the Specified Overcollateralization Deficiency Amount for such Group as of such Distribution Date.

            "Group II Overcollateralization  Reduction Amount":  With respect to any Distribution  Date and Group  II, an amount  equal to the lesser  of
  (x) the Excess Overcollateralized Amount for such Group for such Distribution Date and (y) the Principal Remittance Amount for such Group transferred from the Collection Account to the Certificate Account on the Servicer Remittance Date immediately preceding such Distribution Date.

            "Group II Overcollateralized Amount": As of any Distribution Date and with respect to Group II, the excess, if any, of (x) the aggregate Loan Balance of all the Group II Mortgage Loans as of the close of business on the last day of the immediately preceding Due Period over
  (y) the Group II Certificate Principal Balance as of such Distribution Date (after taking into account the payment of the Group II Distribution Amount on such Distribution Date).

            "Group II Principal Distribution Amount": With respect to the Class A-10 Certificates and any Distribution Date, the lesser of:

            (I) the Group II Available Funds plus any Insured Payment relating to the Class A-10 Certificates minus the sum of the Group II Current Interest for such Distribution Date and the Reimbursement Amount relating to Group II due and owing on such Distribution Date; and

            (II) the excess, if any, of


                 (i) the sum, without duplication, of (A) the Group II Carry-Forward Amount as it relates to principal,

                         (B)     all  principal   (including  any   Principal
                      Prepayment) actually collected by the Servicer on the Group II Mortgage Loans during the related due period,

                         (C) the Loan Balance of each Group II Mortgage Loan that was repurchased by the Seller or purchased by the Servicer during the related Due Period, to the extent such Loan Balance is actually received by the Trustee on or prior to the related Servicer Remittance Date,

                         (D) any Substitution Shortfall Amounts delivered by the Seller during the related Due Period in connection with a substitution of a Group II Mortgage Loan, to the extent such Substitution Shortfall Amounts relate to principal and are actually received by the Trustee on or prior to the related Servicer Remittance Date,

                         (E) the Net Recovery Proceeds actually collected by the Servicer during the related Due Period with respect to each Group II Mortgage Loan remaining after prior application thereof to all accrued and unpaid interest on the related Mortgage Loan (but not in excess of the Loan Balance of the related Mortgage Loan immediately prior to the end of the related Due Period), to the extent such Net Recovery Proceeds are actually received by the Trustee on or prior to the related Servicer Remittance Date,

                         (F)        the    amount    of    any    Group    II
                      Overcollateralization  Deficit  for  such  Distribution
                      Amount,

                         (G) the portion of the proceeds received by the Trustee from any termination of the Trust (to the extent such proceeds related to principal in respect of Group II), and

                         (H) the amount of any Group II Overcollateralization Increase Amount for such Distribution Date, to the extent of Group II Available Funds for such Distribution Date (such Group II Available Funds to be calculated net of any Reimbursement Amount payable pursuant to Section 4.04(b)(IV)), over
                                      ----

                 (ii) the  amount  of  any   Group  II  Overcollateralization
                      Reduction Amount for such Distribution Date.

            "Group II Specified Overcollateralization Amount": With respect to a Distribution Date and Group II: prior to the Stepdown Date, the amount equal to the Initial Group II Specified Overcollateralization Amount; and after the Stepdown Date, if the related Stepdown Requirement is satisfied, the lesser of (x) the amount equal to 20.0% of the then outstanding aggregate Loan Balances of the Group II Mortgage Loans or (y) the Initial Group II Specified Overcollateralization Amount or, if the related Stepdown Requirement is not satisfied, the amount equal to 10% of the Maximum Group II Collateral Amount; provided, however, that such amount will not be less than the product of 0.50% and the Maximum Group II Collateral Amount; provided, further, that if on any Distribution Date the Mortgage Portfolio Performance Test is not satisfied, then the Group II Specified Overcollateralization Amount will be unlimited during the period that such Mortgage Portfolio Performance Test with respect to Group II is not satisfied.

            "Group  II  Specified Overcollateralization  Deficiency  Amount":
  With respect to any Distribution Date and Group II, the excess,  if any, of
  (i) the Group II Specified Overcollateralized Amount applicable to such Distribution Date over (ii) the Group II Overcollateralized Amount for such Distribution Date prior to taking into account the payment of any Group II Overcollateralization Increase Amounts on such Distribution Date.

            "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Seller, the Depositor, the Servicer, the Placement Agent and the Underwriter, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller, the Depositor, the Servicer or in any affiliate of either, and (iii) is not connected with the Seller, the Depositor, the Servicer, the Placement Agent or the Underwriter as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

            "Independent Contractor": Either (i) any Person (other than the Servicer, the Depositor and the Seller) that would be an "independent con-tractor" with respect to the Trust within the meaning of Section 856(d)(3) of the Code if the Trust were a real estate investment trust (except that the ownership tests set forth in that section shall be considered to be met by any Person that owns, directly or indirectly, 35 percent or more of any Class of Certificates), so long as the Trust does not receive or derive any income from such Person and provided that the relationship between such Person and the Trust is at arm's length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5), or (ii) any other Person (including the Servicer, the Depositor and the Seller) if the Trustee, the Certificate Insurer and the Certificateholders have each received an Opinion of Counsel to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code (determined without regard to the exception applicable for purposes of Section 860D(a) of the Code), or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

            "Initial  Certificate Principal  Balance":   With respect  to any
  Group I Certificate or Group II Certificate, the Initial Certificate Principal Balance set forth on the face thereof.

            "Initial  Group  I Specified  Overcollateralized  Amount":    The
  amount equal to the product of (a) 4.20% and (b) the Maximum Group I Collateral Amount.

            "Initial Group II Specified Overcollateralized Amount": Shall be an amount equal to the product of (x) 10% and (y) the Maximum Group II Collateral Amount.

            "Initial Mortgage Loans":   The Mortgage Loans  delivered by  the
  Depositor on the Startup Date.

            "Insurance Agreement":   The  Insurance  and Indemnity  Agreement
  dated as of December 9, 1996 among the Certificate Insurer, the Depositor and the Seller.

            "Insurance Premium": With respect to any Distribution Date and Group I, the product of (x) the Group I Certificate Principal Balance, after taking into account all distributions to be made on such Distribution Date, and (y) one-twelfth of the related Premium Rate. With respect to any Distribution Date and Group II, the product of (x) the Group II Certificate Principal Balance, after taking into account all distributions to be made on such Distribution Date and (y) one-twelfth of the related Premium Rate.

            "Insured Distribution Amount": With respect to any Distribution Date and Group I, the sum of (i) the Group I Current Interest and (ii) the Group I Overcollateralization Deficit, if any, for such Distribution Date. With respect to any Distribution Date and Group II, the sum of (i) the Group II Current Interest and (ii) the Group II Overcollateralization Deficit, if any, for such Distribution Date.

            "Insured  Payment":    As of  any  Distribution  Date  and either
  Group,  (i) any Available  Funds Shortfall  for such  Group remaining  plus
  (ii) any  Preference   Amount   not   otherwise   paid   to   the   related
  Certificateholders.

            "Late Collection":   With  respect to any  Mortgage Loan and  the
  Monthly Payment  due thereon  during any Due  Period, all amounts
  received   subsequent to the Determination Date immediately    following
  such  Due Period,  whether  as a  late  payment of  such Monthly   Payment
  or   as  Property  Insurance  Proceeds,  Liquidation  Proceeds  or
  otherwise, which represent the late payment or collection of such Monthly Payment.

            "Late Payment Rate":  As defined in the Insurance Agreement.

            "Lien":  As defined in Section 2.08(b).

            "Liquidation Proceeds": The amount (other than Property Insurance Proceeds) received by the Servicer in connection with (i) the taking of all or a part of a Mortgaged Property by exercise of the power of eminent domain or condemnation or (ii) the liquidation of a defaulted Mortgage Loan through a trustee's sale, foreclosure sale, REO Disposition or otherwise.

            "Liquidation  Report":   The  report in  the  form of  Exhibit  H
  annexed hereto delivered by the Servicer pursuant to Section 3.15(e).

            "Loan  Balance":    With  respect  to  each  Mortgage  Loan,  the
  outstanding principal balance thereof calculated in accordance with the terms of the related Mortgage Note; provided, however, that the Loan
                                          --------  -------
  Balance for any Mortgage Loan upon  which a Final Recovery Determination
  has  been made   shall be  zero as of  the last day  of the Due  Period in
  which such  Final   Recovery Determination was made, and at all times
  thereafter.

            "Loan-to-Value Ratio": With respect to any Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the Loan Balance of the related Mortgage Loan on the date of origination of such Mortgage Loan or the Loan Balance of such Mortgage Loan at the time of such purchase, plus, in the case of a Second Mortgage Loan, the outstanding principal balance of the related First Lien on such date of origination or purchase, as the case may be, of the Mortgage Loan, and the denominator of which is the Value of the related Mortgaged Property.

            "Majority  Certificateholders":    The  Holders  of  Certificates
  evidencing at least 51% of the Voting Rights.

            "Majority  Class R Certificateholders":   The Holders  of Class R
  Certificates evidencing at least 75% of the Voting Percentage.

            "Make-Whole Amount":  As defined in Section 3.17 hereof.

            "Maximum  Group   I  Collateral  Amount":    The  aggregate  Loan
  Balances of all Group I Mortgage Loans including all Subsequent Mortgage Loans as of the applicable Cut-Off Date.

            "Maximum  Group  II  Collateral  Amount":    The  aggregate  Loan
  Balances of all Group II Mortgage Loans as of the applicable Cut-Off Date.

            "Monthly Payment": With respect to any Mortgage Loan, the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by a Mortgagor from time to time under the related
  Mortgage Note, determined: (i) without giving effect to any extension, deferral, modification, waiver or amendment granted or agreed to by
  the   Servicer pursuant to Section 3.01 or 3.07; and (ii) after    giving
  effect to any  reduction in the amount of interest  collectible from   the
  related Mortgagor as  a result of the  application of the Civil  Relief
  Act.

            "Moody's": Moody's Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, and its successors, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other "nationally recognized rating organization," as set forth on the most current list of such organizations released by the Securities and Exchange Commission and designated by the Certificate Insurer, notice of which designation shall be given to the Trustee and the Servicer by the Certificate Insurer.

            "Mortgage":   The  mortgage, deed  of trust  or other  instrument
  creating a first or second lien on, or first or second priority security interest in, a Mortgaged Property securing a Mortgage Note.

            "Mortgage File": The mortgage documents listed in Section 2.04 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

            "Mortgage Loan":   Each mortgage loan  sold, transferred  and as-
  signed to the Trust pursuant to Section 2.02 and Section 2.13 as from time to time is held as a part of the Trust, the Mortgage Loans so held being identified in the Mortgage Loan Schedule. Any mortgage loan which, although intended by the parties hereto to have been, and which purportedly was, sold to the Trust by the Depositor (as indicated by Exhibit D), that in fact was not transferred and assigned to the Trust for any reason whatsoever, shall nevertheless be considered a "Mortgage Loan" for all purposes of this Agreement. As applicable, "Mortgage Loan" shall be deemed to refer to the related REO Property. The term "Mortgage Loan" includes both Initial Mortgage Loans and Subsequent Mortgage Loans.

            "Mortgage Loan Schedule": As of any date, the list of Mortgage Loans included in the Trust on such date, attached hereto as Exhibit D (as such list may be amended from time to time), which list shall set forth the following information with respect to each Mortgage Loan:

            (i)  the loan number;

            (ii) the Mortgagor's name;

            (iii)  the   street   address  of   the   Mortgaged  Property,
       including the city, state and zip code;

            (iv) the type of Mortgaged Property;

            (v)  the Mortgage Rate;

            (vi) the occupancy status;

            (vii)  the original term;

            (viii) as of the Cut-Off Date the remaining number of months to stated maturity;

            (ix) the original principal balance;

            (x)  the paid through date;

            (xi) the amount of the Monthly Payment;

            (xii)  the unpaid principal balance as of the Cut-Off Date;

            (xiii)  the Loan-to-Value Ratio;

            (xiv)  the stated maturity date;

            (xv)  the Due Date;

            (xvi)  the Value, if available;

            (xvii)  the lien priority of the Mortgage Loan;

            (xviii)  the Net Mortgage Rate;

            (xix)   the origination date;

            (xx)  Cityscape loan grade;

            (xxi) balloon amortization, which is the number of months it would take a Mortgagor making timely and equal payments without any reference to the Balloon Payment and the number of scheduled months which the Mortgagor has to pay off such Mortgage Loan including the Balloon Payment (e.g., "360 months due in 180 months"); and
                        ----

            (xxii)  the related Group.

  Such schedule shall also set forth the total of the amounts described under (xii) above for all of the Mortgage Loans as of the specified date. Such schedule may be in the form of more than one list, which list or lists may have one or more attachments, collectively setting forth all of the information required. Such list of information contained in a Mortgage Loan Schedule shall also be provided to the Trustee in a computer-readable format on a tape or disk. The Mortgage Loan Schedule shall be amended from time to time by the Trustee in accordance with
  Section 2.07. With respect to any Qualified Substitute Mortgage Loan, the amounts described in clauses (viii) and (xii) shall be set forth as of the date of substitution.

            "Mortgage Note":   The original executed  note or  other evidence
  of indebtedness evidencing the indebtedness of a Mortgagor under a Mort-gage Loan.

            "Mortgage Portfolio  Performance Test":   The Mortgage  Portfolio
  Performance Test for a Group is satisfied for any date of determination thereof if (i) the Rolling Six Month Delinquency Rate is less than 13.5% with respect to Group I and 12.0% with respect to Group II, (ii) the O/C Loss Test for such Group is satisfied, and (iii) the Rolling Twelve Month
  Loss Rate for such Group for the twelve    month  period immediately
  preceding the date  of determination  thereof is   not  greater than or
  equal to 1.25%  with respect to Group I and 2.00% with   respect to Group II.

            "Mortgage Rate": With respect to each Mortgage Loan, the fixed annual rate at which interest accrues on such Mortgage Loan, as shown on the Mortgage Loan Schedule.

            "Mortgaged Property":    The   underlying  property  securing   a
  Mortgage Loan, including any REO Property, consisting of an estate in Real Property improved by a Residential Dwelling.

            "Mortgagor":  The obligor or obligors on a Mortgage Note.

            "Net Mortgage Rate":   With respect to each Mortgage Loan,  a per
  annum  rate of interest equal to the  Mortgage Rate minus the Servicing Fee
  Rate.

            "Net Recovery Proceeds": The amount of any gross Property Insurance Proceeds, or Liquidation Proceeds received with respect to any Mortgage Loan or REO Property minus the amount of any unreimbursed Servicing Advances, unreimbursed Delinquency Advances or accrued and unpaid Servicing Fees and, without duplication, liquidation expenses.

            "New Lease":   Any lease of REO  Property entered into  on behalf
  of the Trust, including any lease renewed or extended on behalf of the Trust if the Trust has the right to renegotiate the terms of such lease.

            "Nonrecoverable Delinquency Advance": Any Delinquency Advance previously made in respect of a Mortgage Loan or REO Property which the Servicer determines, in connection with a Final Recovery Determination with respect to such Mortgage Loan (such determination to be evidenced by a certificate of a Servicing Officer delivered to the Trustee and the Certificate Insurer), will not be recovered from Late Collections, Property Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property.

            "Notice":  As defined in Section 4.02.

            "O/C Loss Test": With respect to each Group, the O/C Loss Test for any period set out below is satisfied if the Cumulative Loss Percentage for such Group for such period does not exceed the percentage set out for such period below:


                                                  Group I       Group II
            Period                              Percentage      Percentage
            ------                              ----------      ----------

  December 31, 1996 - November 30, 1998           0.75%            1.25%
  December 1, 1998 - November 30, 1999            1.25%            2.75%
  December 1, 1999 - November 30, 2000            1.75%            4.25%
  December 1, 2000 - November 30, 2001            2.00%            6.00%
  December 1, 2001 and thereafter                 2.50%            8.00%

            "Officers' Certificate": With respect to the Seller or the Servicer, a certificate signed by the Chairman of the Board, the President or a vice president (however denominated), and by the Treasurer or the Secretary of the Seller or the Servicer, as the case may be.

            "Opinion of Counsel": A written opinion of counsel, who (unless such Opinion of Counsel is required to be an Independent Opinion of Counsel) may be counsel for the Seller, the Depositor, the Trustee, the Servicer or the Certificate Insurer (including, except as otherwise expressly provided in this Agreement, the in-house general counsel for the Seller, the Servicer, the Depositor, the Trustee, any Certificateholder or the Certificate Insurer, as the case may be), and who shall be reasonably acceptable to the parties to which such opinion is addressed; except that any opinion of counsel relating to (a) qualification of the Trust as a REMIC, or compliance with the REMIC Provisions, must be an opinion of counsel who is a tax counsel experienced in REMIC matters, and (b) the qualification of any account required to be maintained pursuant to this Agreement as an Eligible Account or the resignation of the Servicer pursuant to 6.04 must be delivered by an Independent counsel who is counsel experienced in federal income tax matters.

            "Original    Group   I    Certificate   Principal    Balance":
  $210,000,000.

            "Original Group  I  Certificates":    The  Class  A  Certificates
  (other than the Class A-10 Certificates) issued on the Closing Date.

            "Original Group II Certificate Principal Balance":  $25,462,546.

            "Original Group  II Certificates":   The Class  A-10 Certificates
  issued on the Closing Date.

            "Original Class Certificate Principal Balance": With respect to any Class of Certificates (other than the Class A-IO and Class R Certificates), the corresponding amounts set forth opposite such Class in the table below:



                                                     Original Class
              Class                          Certificate Principal Balance
              -----                          -----------------------------
            Class A-1                                $38,000,000
            Class A-2                                $31,500,000
            Class A-3                                $38,750,000
            Class A-4                                $27,250,000
            Class A-5                                $12,500,000
            Class A-6                                $15,500,000
            Class A-7                                $12,250,000
            Class A-8                                $14,250,000
            Class A-9                                $20,000,000
            Class A-10                               $25,462,546


            "Original Pre-Funding Amount":  $33,250,254.61.

            "OTS":  The Office of Thrift Supervision or any successor.

  "Pass-Through Rate":     Class A-1:     6.70% per annum
                           Class A-2:     6.49% per annum
                           Class A-3:     6.50% per annum
                           Class A-4:     6.63% per annum
                           Class A-5:     6.81% per annum
                           Class A-6:     6.93% per annum
                           Class A-7:     7.20% per annum
                           Class A-8:     7.42% per annum
                           Class A-9:     6.97% per annum
                           Class A-IO:    0.50% per annum
                           Class A-10:    7.40% per annum

            "Percentage Interest": With respect to any Class A Certificate, (other than a Class A-IO Certificate), a fraction, expressed as a decimal, the numerator of which is the Initial Certificate Principal Balance represented by such Class A Certificate and the denominator of which is the Original Class Certificate Principal Balance of the related Class. With respect to a Class A-IO or Class R Certificate, the portion of the Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate, all of which shall total 100% with respect to the related Class. The Group I Certificates are issuable only in minimum Percentage Interests corresponding to minimum initial Certificate Principal Balances of $1,000. The Group II Certificates are issuable only in minimum Percentage Interests corresponding to minimum initial Certificate Principal Balances of $100,000. The Class A-IO are issuable only in minimum Percentage Interests equal to (5%) of all of the
  interests   represented by the Certificates of such    Class.   The Class R
  Certificates are issuable  only in minimum Percentage   Interests equal to
  10% of  all of the interests represented by the Certifi-   cates of such
  Class.

            "Permitted Investments": As used herein, Permitted Investments shall include the following:

         (i) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, Federal Housing Administration debentures, FHLMC senior debt obligations, and FNMA senior debt obligations, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

        (ii) federal funds, certificates of deposit, time and demand deposits and banker's acceptances (in each case having original maturities of not more than 365 days) of any bank or trust company incorporated under the laws of the United States or any state thereof, provided that the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated "A-1+" by S&P and "Prime-1" or better by Moody's;

       (iii) deposits of any bank or savings and loan association which has combined capital, surplus and undivided profits of at least $100,000,000 which deposits are held up to the applicable limits insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC and a rating, with respect to its long-term, unsecured, debt obligations, of "A" by S&P and "A2" or better by Moody's;

        (iv) commercial paper (having original maturities of not more than 180 days) rated "A-1+" by S&P and "Prime-1" by Moody's; and

         (v) investments in money market funds rated "AAAm" or "AAAm-G" by S&P and "Aaa" by Moody's;

  provided that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity. Permitted Investments shall mature not later than the Business Day prior to the earliest date on which such monies may be needed to make payments.

            "Person":     Any  individual,  corporation,  partnership,  joint
  venture,   association,   joint-stock   company,    trust,   unincorporated
  organization or government or any agency or political subdivision thereof.

            "Placement  Agent":     Greenwich   Capital  Markets,  Inc.,   as
  placement agent with respect to the Group II Certificates.

            "Policy": The Financial Guaranty Insurance Policy No. 50551-N and all endorsements thereto, dated the Startup Date, issued by the Certificate Insurer to the Trustee for the benefit of the Holders of the Class A Certificates.

            "Policy Payments Account":  As defined in Section 4.02(b).

            "Pool Delinquency Rate": With respect to any Due Period and a Group, the fraction, expressed as a percentage, equal to (x) the aggregate Loan Balances of all Mortgage Loans in such Group that are 60 or more days delinquent, in foreclosure or relating to REO Properties as of the close of business on the last day of such Due Period over (y) the aggregate Loan Balances of all Mortgage Loans in such Group as of the close of business on the last day of such Due Period.

            "Pre-Funding  Account":   The account  created and  maintained by
  the Trustee pursuant to Section 4.01 hereof.

            "Pre-Funding Amount":   With respect to  any date, the  amount on
  deposit in the Pre-Funding Account (net of any reinvestment earnings thereon).

            "Pre-Funding Earnings": With respect to the February 1997 Distribution Date, the actual investment earnings earned on amounts on deposit in the Pre-Funding Account during the period from December 31, 1996 through and including January 31, 1997 (which amount shall be available on February 2, 1997) (in all cases as calculated by the Trustee pursuant to Section 2.13(c) hereof).

            "Pre-Funding Period": The period commencing on the Startup Date and ending on the earliest to occur of (i) the date on which the amount on deposit in the Pre-Funding Account (exclusive of any investment earnings) is less than $100,000, (ii) the date on which any Servicer Default occurs and (iii) January 31, 1997.

            "Preference Amount": Any amount previously distributed on the Class A Certificates that is recovered as a voidable preference by a trustee in bankruptcy pursuant to the U.S. Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction.

            "Premium Rate": With respect to any Distribution Date and Group I, a per annum rate equal to 0.15% plus any Premium Supplement due with respect to such Group to the extent provided in the Insurance Agreement. With respect to any Distribution Date and Group II, a per annum rate equal to 0.35% plus any Premium Supplement due with respect to such Group to the extent provided in the Insurance Agreement.

            "Premium Supplement":  As defined in the Insurance Agreement.

            "Prepayment  Assumption":      As  defined   in  the   Prospectus
  Supplement or the Private Placement Memorandum, as applicable.

            "Prepayment Interest Shortfall": With respect to any Servicer Remittance Date, for each Mortgage Loan that was the subject during the related Due Period of a Principal Prepayment an amount equal to the excess, if any, of (i) a full month's interest on the amount of such Principal Prepayment at a per annum rate equal to the Mortgage Rate (or at
  such lower rate as may be in effect for such Mortgage    Loan pursuant  to
  application of the Civil  Relief Act) minus the Servicing   Fee  Rate over
  (ii)  the  amount  of  interest actually  remitted  by  the   Mortgagor in
  connection with such  Principal Prepayment less the  Servicing   Fee for
  such Mortgage Loan in such month.

            "Principal Prepayment": Any payment of principal made by the Mortgagor on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing the full amount of scheduled interest due on any Due Date in any month or months subsequent to the month of prepayment.

            "Principal    Remittance     Amount":        As     defined    in
  Section 3.11(a)(i)(B) hereof.

            "Private Placement Memorandum": That certain Private Placement Memorandum dated December 30, 1996 relating to the private sale of the Group II Certificates.

            "Prospectus  Supplement":   That  certain  prospectus  supplement
  dated December 23, 1996 relating to the public offering of the Group I Certificates.

            "Property Insurance Proceeds": Proceeds of any title policy, hazard policy or other insurance policy covering a Mortgage Loan, other than any payments under the Policy, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the Accepted Servicing Procedures, subject to the terms and conditions of the related Mortgage Note and Mortgage.

            "Purchase Price": With respect to any Mortgage Loan required to be purchased pursuant to Section 2.06 or to be purchased pursuant to
  Section 3.15(c) and as confirmed by an Officers' Certificate, an amount equal to the sum, without duplication, of (i) 100% of the Loan Balance as of the date of purchase, (ii) interest from the date interest was last paid by the Mortgagor through the day before the Due Date in the calendar month in which such purchase occurs, at a per annum rate equal to the Mortgage Rate, (iii) any unreimbursed Servicing Advances allocable to such Mortgage Loan and (iv) in the event the Mortgage Loan is required to be purchased pursuant to Section 2.06, expenses reasonably incurred or to be incurred by the Servicer or the Trustee in respect of the breach or defect giving rise to the purchase obligation, including any reasonable expenses arising out of the enforcement of the purchase obligation.

            "Qualified   Substitute   Mortgage  Loan":     A   mortgage  loan
  substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance (when taken together with any other Qualified Substitute Mortgage Loan being substituted for such Deleted Mortgage Loan), after deduction of all scheduled payments of principal due in the month of substitution, not in excess of and not substantially less than the unpaid principal balance of the Deleted Mortgage Loan or Loans as of the date of substitution, (ii) have a Mortgage Rate not less than (and not more than one percentage point in excess of) the Mortgage Rate of the Deleted Mortgage Loan, (iii) have a remaining term to maturity not substantially greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (iv) have a Loan-to-Value Ratio equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (v) satisfy the criteria set forth from time to time in the definition of "qualified replacement mortgage" at Section 860G(a)(4) of the Code, (vi) have the same or a superior lien priority as the Deleted Mortgage Loan, (vii) comply as of the date of substitution with each
  representation and warranty set forth in Section 2.07    hereof,  (viii)
  have the  same  or  better property  type  as  the Deleted   Mortgage Loan,
  (ix) have the  same or better occupancy  status, (x)  be of   the same or
  of a better credit quality (determined  in accordance with the   Seller's
  credit underwriting guidelines as attached hereto as Exhibit M) as the Mortgage Loan being replaced and (xi) have a Second Loan-to-Value Ratio equal to or greater than the Second Loan-to-Value Ratio of the Deleted Mortgage Loan (if applicable). In the event that one or more mortgage loans are proposed to be substituted for one or more Deleted Mortgage Loans, the Certificate Insurer may allow the tests set forth in (i)-(iv)  above to  be met on  a weighted average  basis or other
  aggregate   basis  (based on  the  mortgage loans  substituted in  any one
  Due Period)   acceptable to the  Certificate Insurer.  The Certificate
  Insurer  may waive   any of  the foregoing tests provided  that any such
  substitution shall not   adversely affect the Trust's status as a REMIC.

            "Rating Agency":  Each of S&P and Moody's.

            "Realized Loss": As to any Mortgage Loan on which a Final Recovery Determination has been made, the amount, if any, by which the Loan Balance of such Mortgage Loan as of the date of such Final Recovery Determination exceeds the Net Recovery Proceeds allocable to principal for such Mortgage Loan.

            "Record Date":   With respect to each Distribution Date, the last
  Business Day of the month immediately preceding the month in which such Distribution Date occurs.

            "Reimbursement Amount": As of any Distribution Date and either Group, the sum of (x) (i) the aggregate of all Insured Payments with respect to such Group previously received by the Trustee and not previously repaid to the Certificate Insurer plus (ii) interest accrued on each Insured Payment not previously repaid calculated at a rate equal to the Late Payment Rate from the date the Trustee received such Insured Payment, (y) (i) the amount of any Insurance Premium with respect to such Group not paid on the date due and (ii) interest on such amount at the Late Payment Rate from the date such Insurance Premium was due to be paid and (z) the amount of any amounts owing and unpaid under the Insurance
  Agreement with respect to such Group. The Certificate Insurer shall notify the Trustee, the Depositor and the Seller of the amount of any Reimbursement Amount.

            "REMIC":   A "real estate mortgage investment conduit" within the
  meaning of Section 860D of the Code.

            "REMIC Provisions": Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at
  Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

            "REMIC  Trust":   The pools  of assets  consisting  of the  Trust
  Estate except for the Distribution Account, the Pre-Funding Account and the Capitalized Interest Account.

            "Remittance Report":   A report prepared by  the Trustee pursuant
  to Section 4.06(a).

            "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

            "REO Disposition": The receipt by the Servicer of all Net Recovery Proceeds and other payments or recoveries (including proceeds of a final sale) which the Servicer expects to be finally recoverable from the sale or other disposition of the related REO Property.

            "REO Property":   A Mortgaged  Property acquired by the  Servicer
  in the name of the Trustee on behalf of the Certificateholders through foreclosure or deed-in-lieu of foreclosure, as described in Section 3.22.

            "Request for Release": A release signed by a Servicing Officer, in the form of Exhibit E-1 or Exhibit E-2 attached hereto.

            "Residential Dwelling": Any one of the following: (i) a detached or semi-detached single-family dwelling, (ii) a two- to four-unit dwelling, (iii) a townhouse, (iv) a unit in a condominium or a planned unit development, none of which is a co-operative unit or a mobile home, but which may be a pre-fabricated or manufactured unit affixed to a permanent foundation or (v) a Small Mixed-Use/Multi-Family Property where generally at least 60% of the gross income arises from residential purposes in accordance with the Seller's Underwriting Guidelines attached hereto as Exhibit M.

            "Responsible Officer": When used with respect to the Trustee, the Chairman or Vice Chairman of the Board of Directors, the President, any vice president, any assistant vice president, the Secretary, any assistant secretary, the Treasurer, any assistant treasurer, the Control-ler and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officers' knowledge of and familiarity with the particular subject.

            "Rolling Six Month Delinquency Rate": For any Determination Date and either Group, the average of the Pool Delinquency Rates for such Group for each of the six (or one, two, three, four or five in the case of the first five Determination Dates, as applicable) immediately preceding Due Periods.

            "Rolling Twelve Month Loss Rate": Beginning with the twelfth Determination Date and as of each Determination Date thereafter, the fraction with respect to either Group, expressed as a percentage, equal to
  (x) the dollar amount of all Realized Losses with respect to such Group for the preceding twelve months over (y) the aggregate Loan Balances of the Mortgage Loans in such Group as of the opening of business on the first day of the preceding twelfth month.

            "S&P": Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors, and, if such division shall for any reason no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other "nationally recognized rating organization," as set forth on the most current list of such organizations released by the Securities and Exchange Commission and designated by the Certificate Insurer, notice of which designation shall be given to the Trustee and the Servicer by the Certificate Insurer.

            "SAIF":  The Savings Association Insurance Fund of the FDIC.

            "Second Loan-to-Value Ratio": With respect to any Mortgage Loan and date of determination, the fraction, expressed as a percentage, the
  numerator of which is the unpaid principal    balance  of the  second
  lien on  the  related Mortgaged  Property and  the   denominator of which is
  the Value of such Mortgaged Property.

            "Second Mortgage Loan": Any Mortgage Loan that is secured by a second lien on or second priority security interest in the related Mortgaged Property.

            "Seller": Cityscape Corp., a corporation organized under the laws of New York, or its successor in interest, in its capacity as the seller of the Mortgage Loans. The Seller is also recognized in certain states as Cityscape Mortgage Corp.

            "Servicer": Cityscape Corp., a corporation organized under the laws of New York, or its successor in interest, in its capacity as Servicer of the Mortgage Loans, which term shall also include any successor servicer appointed hereunder.

            "Servicer  Default":   One or  more of  the  events described  in
  Section 7.01.

            "Servicer   Information":     Any  information   contained  in  a
  Liquidation Report, a Servicer Remittance Report or a Delinquency Report.

            "Servicer Loss Test": The Servicer Loss Test for any period set out below is satisfied as to either Group if the Cumulative Loss
  Percentage for such period and Group does not exceed the applicable percentage specified below:



                                                 Group I             Group II
            Period                             Percentage           Percentage
            ------                             ----------           ----------
  December 31, 1996 - November 30, 1997           1.00%               1.50%
  December 1, 1997  - November 30, 1998           1.50%               3.25%
  December 1, 1998  - November 30, 1999           2.25%               5.00%
  December 1, 1999  - November 30, 2000           3.00%               7.00%
  December 1, 2000  and thereafter                3.75%               9.00%


            "Servicer  Remittance Date":   With  respect to  any Distribution
  Date, the fifth Business Day preceding such Distribution Date.

            "Servicer Remittance  Report":  The  monthly report  described in
  Section 3.18(a).

            "Servicer Termination Test": The Servicer Termination Test with respect to Group I is satisfied for any date of determination thereof if
  (x) as of the immediately preceding Determination Date, the related Rolling Six Month Delinquency Rate is less than 15.75%, (y) the related Servicer Loss Test is satisfied and (z) as of the immediately preceding Determination Date, the related Rolling Twelve Month Loss Rate is not greater than 1.75%. The Servicer Termination Test for Group II is satisfied for any date of determination thereof if (x) as of the immediately preceding Determination Date, the related Rolling Six Month Delinquency Rate is less than 14.50%, (y) the Servicer Loss Test is
  satisfied and (z) as of the    immediately preceding  Determination Date,
  the related Rolling Twelve Month   Loss Rate is not greater than 2.75%.

            "Servicing Account":    The  account  or  accounts   created  and
  maintained pursuant to Section 3.09.

            "Servicing Advances":   The  costs and expenses  incurred by  the
  Servicer in connection with (i) the preservation, restoration and protection of a Mortgaged Property or REO Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property, (iv) the payment of any taxes or insurance premiums, and the performance of its obligations under Sections 3.01(b)(ii), 3.09, 3.13, 3.15(a) and 3.22, and (v) in connection with the liquidation of a Mortgage Loan, expenditures relating to the purchase or maintenance of the First Lien pursuant to Section 3.24.

            "Servicing Fee": With respect to each Mortgage Loan and for any Due Period, an amount equal to one month's interest (or in the event of any payment of interest which accompanies a Principal Prepayment in full made by the Mortgagor during such calendar month, interest for the number of days covered by such payment of interest) at the Servicing Fee Rate on that principal amount on which interest on such Mortgage Loan accrues during such calendar month. A portion of such Servicing Fee may be paid to any Sub-Servicer as its servicing compensation. The portion of the Servicing Fee allocable to the Mortgage Loans in each Group shall be separately payable from the funds specified in Section 3.17 hereof to the extent related to such Group.

            "Servicing Fee  Rate":   With respect to  each Mortgage Loan  and
  Due Period a per annum rate equal to 0.50%.

            "Servicing Officer": Any officer of the Servicer or any Sub-Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans, whose name and specimen signatures appear on a list of servicing officers furnished to the Trustee and the Certificate Insurer by the Servicer or such Sub-Servicer, as such list may from time to time be amended. There shall at no time be fewer than two Servicing Officers.

            "Small Mixed-Use/Multi  Family Property":   A Mortgaged  Property
  with improvements generally consisting of more than four residential dwelling units and which may include one or more non-residential units.

            "Startup Date":  December 31, 1996.

            "Stepdown Date":   The Determination  Date occurring  in December
  1998.

            "Stepdown Requirement": The Stepdown Requirement with respect to Group I is satisfied for any date of determination thereof if as of such date of determination (x) the related Rolling Six Month Delinquency Rate as of the immediately preceding Determination Date is less than 11.25%, (y) the related Cumulative Loss Test is satisfied and (z) the related Rolling Twelve Month Loss Rate is not greater than or equal to 0.75%. The Stepdown Requirement with respect to Group II is satisfied for any date of determination thereof if as of such date of determination (x) the related Rolling Six Month Delinquency Rate as of the immediately preceding Determination Date is less than 10.00%, (y) the related Cumulative Loss Test is satisfied and (z) the related Rolling Twelve Month Loss Rate is not greater than or equal to 1.50%.

            "Sub-Servicer": Any Person with which the Servicer has entered into a Sub-Servicing Agreement and which meets the qualifications of a Sub-Servicer pursuant to Section 3.02.

            "Sub-Servicing Account":    An  account  established  by  a  Sub-
  Servicer which meets the requirements set forth in Section 3.08 and is otherwise acceptable to the Servicer.

            "Sub-Servicing Agreement": The written contract between the Servicer and a Sub-Servicer and any successor Sub-Servicer relating to servicing and administration of certain Mortgage Loans as provided in
  Section 3.02.

            "Subsequent Cut-Off Date Deposit": With respect to any Subsequent Transfer Date and any Subsequent Mortgage Loan transferred to the Trust during any month which does not have a Monthly Payment due until the second Due Period following such month, an amount equal to the product of (a) the Loan Balance of such Subsequent Mortgage Loan on the related Cut-Off Date and (b) one-twelfth of the Net Mortgage Rate on such Subsequent Mortgage Loan.

            "Subsequent Mortgage Loans": The Mortgage Loans sold to the Trust for inclusion in Group I pursuant to Section 2.13 of this Agreement and the Subsequent Transfer Agreement, which shall be listed on the mortgage loan schedule attached to the Subsequent Transfer Agreement.

            "Subsequent  Transfer  Date":     The  date  specified  in   each
  Subsequent Transfer Agreement, provided that in no event shall there be more than five such Subsequent Transfer Dates.

            "Subsequent Transfer Agreement": Each Subsequent Transfer Agreement executed by the Trustee (solely in its capacity as Trustee and not in its individual capacity) and the Seller substantially in the form of Exhibit P hereto, by which Subsequent Mortgage Loans are sold and assigned to the Trust.

            "Substitution Shortfall Amount":   As defined in Section  2.06(d)
  hereof.

            "Tax Matters Person": The Tax Matters Person appointed pursuant to Section 11.12 hereof.

            "Tax Returns": The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of REMIC Trust in its capacity as a REMIC under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

            "Termination Price":  As defined in Section 10.01(b) hereof.

            "Trust":   Cityscape Home Equity Loan  Trust, Series  1996-4, the
  trust created hereunder.

            "Trust Estate": The corpus of the trust created hereunder, con-sisting of: (i) such Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto, and together with all collections thereon and proceeds thereof, (ii) any REO Property, together with all collections thereon and proceeds thereof,
  (iii) the Trustee's rights with respect to the Mortgage Loans under all insurance policies required to be maintained pursuant to this Agreement and any proceeds thereof, (iv) the Policy, (v) the rights and remedies of the Trustee against any person making any representation or warranty to the Trustee hereunder, to the extent provided herein, and (vi) each Account, together with such assets that are deposited therein from time to time and any investments thereof, together with any and all income, proceeds and payments with respect thereto.

            "Trustee": First Bank National Association, a national banking association, or any successor trustee appointed as herein provided.

            "Trustee's Fee": With respect to any Distribution Date and Group, the sum of (a) the product of (x) one-twelfth of the Trustee's Fee Rate and (y) the aggregate Loan Balances of all Mortgage Loans in such Group as of the opening of business on the first day of the related Due Period and (b) the product of (x) one-twelfth of 0.00375% and (y) the aggregate Loan Balances of all Mortgage Loans in such Group as of the opening of business on the first day of the related Due Period.

            "Trustee's Fee Rate": With respect to any Distribution Date and Group I, the greater of (x) 0.01125% and (y) the fraction, expressed as a percentage, the numerator of which is $5,000 and the denominator of which is the aggregate Loan Balance of all Group I Mortgage Loans as of opening of business on the first day of the related Due Period. With respect to any Distribution Date and Group II, the greater of (x) 0.03875% and (y) the fraction, expressed as a percentage, the numerator of which is $5,000 and the denominator of which is the aggregate Loan Balance of all Group II Mortgage Loans as of opening of business on the first day of the related Due Period.

            "Underwriter":    Greenwich  Capital Markets,  Inc.,  a  Delaware
  corporation , in its capacity as underwriter of the Group I Certificates.

            "United States Person or U.S. Person": A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust. The term "United States" shall have the meaning set forth in Section 7701 of the Code or successor provisions.

            "Uninsured Cause": Any cause of damage to a Mortgaged Property such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to Section 3.13.

            "Value": With respect to any Mortgaged Property, the value thereof as determined by an independent appraisal made at the time of the origination of the related Mortgage Loan; except that, with respect to any Mortgage Loan that is a purchase money mortgage loan, the lesser of (i)
  the value thereof    as  determined  by  an  independent appraisal  made
  at  the  time  of  the   origination  of such Mortgage Loan, and (ii) the
  sales price of the related   Mortgaged Property.

            "Voting Percentage": With respect to a Class A Certificate, a fraction, expressed as a decimal, the numerator of which is the
  Certificate Principal Balance represented by such Certificate and the denominator of which is the Certificate Principal Balance of the related Class. With respect to a Class R Certificate, the Percentage Interest set forth on such Certificate.

            "Voting Rights": The portion of the voting rights of all of the Certificates which is allocated to any Certificate. Except as otherwise expressly provided for herein, for so long as any Class A Certificates are outstanding, 99% of the Voting Rights shall be allocated among Holders of Class A Certificates (other than the Class A-IO Certificates) and the Class A-IO Certificates shall be allocated 1% of the Voting Rights, each in proportion to their respective Voting Percentage, provided, however, that any Certificate registered in the name of the Servicer, the Depositor or the Trustee or any of their respective affiliates shall not be included in the calculation of Voting Rights; when none of the Class A Certificates are outstanding, 100% of the Voting Rights shall be allocated among Holders of the Class R Certificates in accordance with their respective Voting Percentage.

            "Weighted Average Adjusted Pass-Through Rate": As to any Distribution Date, the sum of (i) the weighted average of the Pass-Through Rates of each Class of Group I Certificates (other than the Class A-IO Certificates), weighted on the basis of their respective Class Certificate Principal Balances on such Distribution Date and (ii) the Premium Rate.

            "Written Order to Authenticate": A written order in the form of Exhibit L hereto by which the Depositor directs the Trustee to issue the Certificates.

            SECTION 1.02   Accounting.

            Unless otherwise specified herein, for the purpose of any definition or calculation, whenever amounts are required to be netted, subtracted or added or any distributions are taken into account such definition or calculation and any related definitions or calculations shall be determined without duplication of such functions.

                                   ARTICLE II

                          ESTABLISHMENT OF THE TRUST;
                      PURCHASE AND SALE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES


            SECTION 2.01.  Establishment of the Trust.

            The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust to be known, for convenience, as "Cityscape Home Equity Loan Trust, Series 1996-4" and does hereby appoint First Bank National Association as Trustee in accordance with the provisions of this Agreement.

            SECTION 2.02.  Purchase and Sale of Mortgage Loans.

            The Depositor, concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set over and otherwise convey to the Trust without recourse, but subject to the terms of this Agreement, all right, title and interest of the Depositor, including any security interest therein for the benefit of the Depositor, in and to the Mortgage Loans identified on the Mortgage Loan Schedule delivered on the Startup Day, including, without limitation, all principal outstanding as of the Cut-Off Date and interest due after the Cut-Off Date.

            In consideration of such sale of the Mortgage Loans, the Trustee shall pay to the Depositor the purchase price.

            SECTION 2.03.  Grant of Security Interest.

            In the event that any conveyance pursuant to Section 2.02 hereof is deemed by a court of competent jurisdiction to be a loan, the parties intend that the Depositor shall be deemed to have granted to the Trustee on behalf of the Certificateholders and the Certificate Insurer a security interest in the related Mortgage Loans, including, without limitation, all interest accrued thereon and that this Agreement shall constitute a security agreement under applicable law. The Depositor and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

            Except as may otherwise expressly be provided herein, neither the Seller, the Depositor, the Servicer nor the Trustee shall (and the Servicer shall ensure that no Sub-Servicer shall) assign, sell, dispose of or transfer any interest in the Trust Estate or any portion thereof, or permit the Trust Estate or any portion thereof to be subject to any lien, claim, mortgage, security interest, pledge or other encumbrance of, any other Person.

            In the event that the parties hereto have failed to transfer the entire legal ownership in and to each Mortgage Loan to the Trust Estate, the parties hereto intend that this document operate to transfer the entire equitable ownership interest in and to each Mortgage Loan to the Trust Estate.

            SECTION 2.04.  Document Delivery Requirements.

            (a) In connection with each conveyance pursuant to Section 2.02 hereof, the Seller does hereby agree to deliver to, and deposit with, the Trustee, no later than two Business Days prior to the Closing Date, the following documents or instruments with respect to each Mortgage Loan (a "Mortgage File") so transferred and assigned:

            (i) the original Mortgage Note, endorsed in blank or in the following form: "Pay to the order of First Bank National Association, as Trustee under the Pooling and Servicing Agreement, dated as of December 9, 1996, Cityscape Home Equity Loan Trust, Series 1996-4, without recourse", with all prior and intervening endorsements showing a complete chain of endorsement from origination of the Mortgage Loan to the Seller;

            (ii) the original Mortgage with evidence of recording thereon (or, if the original Mortgage has not been returned from the applicable public recording office or is not otherwise available, a copy of the Mortgage certified by a Responsible Officer of the Seller or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy or commitment therefor to be a true and complete copy of the original Mortgage submitted for recording) and, if the Mortgage was executed pursuant to a power of attorney, the original power of attorney with evidence of recording thereon (or, if the original power of attorney has not been returned from the applicable public recording office or is not otherwise available, a copy of the power of attorney certified by a Responsible Officer of the Seller or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy or commitment therefor, to be a true and complete copy of the original power of attorney submitted for recording);

            (iii)     the  original  executed  Assignment  of  the  Mortgage,
       acceptable for recording except with respect to any currently unavailable recording information, from the Seller to the Trustee in blank or in the following form: "First Bank National Association, as Trustee under the Pooling and Servicing Agreement, dated as of December 9, 1996, Cityscape Home Equity Loan Trust, Series 1996-4";

            (iv) the original Assignment and any intervening Assignments of the Mortgage, with evidence of recording thereon, showing a complete chain of assignment from origination of the Mortgage Loan to the Seller (or, if any such Assignment has not been returned from the applicable public recording office or is not otherwise available, a copy of such Assignment certified by a Responsible Officer of the Seller or by the closing attorney or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy or commitment therefor to be a true and complete copy of the original Assignment submitted for recording);

            (v) the original, or a copy certified by the Seller to be a true and correct copy of the original, of each assumption, modifica-tion, written assurance or substitution agreement, if any; and

            (vi) an original, or a copy certified by the Seller to be a true and correct copy of the original, of a lender's title insurance policy, or if a lender's title policy has not been issued as of the Closing Date or the Subsequent Transfer Date, as the case may be, of a commitment (binder) (including any marked additions thereto or deletions therefrom) to issue such policy;

            (vii) either: (A) an original hazard insurance policy; (B) a certificate of insurance issued by the related insurer or its agent as to such policy; or (C) an Officers' Certificate of the Seller certifying that a hazard insurance policy is in effect as to the Mortgaged Property (in which case such Officers' Certificate shall be accompanied by a copy of such hazard insurance policy); and

            (viii) If any Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Act as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Federal Insurance Administration, if obtainable with respect to such
       Mortgaged Property, is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the outstanding principal balance of the related Mortgage Loan (together , in the case of a Second Mortgage Loan, with the outstanding principal balance of the First Lien), (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973;

            (b)  With  respect   to  any  Mortgage  referred  to  in  Section
  2.04(a)(ii) above as to which the original Mortgage is not available as of the Closing Date or the Subsequent Transfer Date, as the case may be, and with respect to any Assignment referred to in Section 2.04(a)(iii) or 2.04(a)(iv) as to which the original Assignment is not available as of the Closing Date or the Subsequent Transfer Date, as the case may be, the Seller shall deliver, prior to the Closing Date or the Subsequent Transfer Date, as the case may be, a copy of such Mortgage or such Assignment, as the case may be, certified by the Seller to be a true and correct copy, to the Trustee and shall also deliver the original Mortgage, or where the original Mortgage is unavailable a copy thereof certified by the applicable public recording office, and the original Assignment, or where the original Assignment is unavailable a copy thereof certified by the applicable public recording office, to the Trustee within five Business Days of receipt thereof by the Seller but in no event later than 360 days (or such longer period as the Certificate Insurer may approve in writing with respect to specific Mortgage Loans upon the request of the Seller) following the date of origination of the related Mortgage Loan or the date of such Assignment to the Seller, as the case may be. The failure of the Seller to deliver to the Trustee (x) any original Mortgage under Section 2.04(a)(ii) (or where the original is unavailable a copy thereof certified by the applicable public recording office), or (y) any original Assignment under Section 2.04(a)(iii) and (iv) (or where the original is unavailable a copy thereof certified by the applicable public recording office), shall not be deemed a breach of this Agreement for any purpose whatsoever until the expiration of such 360 day period (or such longer period as the Certificate Insurer may approve in writing with respect to specific Mortgage Loans upon the request of the Seller).

            The  Trustee shall  promptly (and  in no  event  later than  five
  Business  Days  following the  Closing  Date and  each  Subsequent Transfer
  Date)  submit  for   recording,  at  the  Seller's  own  expense,   in  the
  appropriate  public   office  for  real  property  records,  each  original
  Assignment referred to in Section 2.04(a)(iii) above, as well as each original Assignment referred to in Section 2.04(a)(iv) above that was not
  previously  submitted  for  recording.    With   respect  to  any  original
  Assignment referred to in Section 2.04(a)(iii) above as to which the related recording information is unavailable within five Business Days following the Closing Date or Subsequent Transfer Date, as the case may
  be, such original Assignment    shall be  submitted for recording within
  five Business Days  after receipt   of  such information  but in no  event
  later  than 90 days  (or such longer   period, up  to  an additional  90
  days,  as the  Certificate  Insurer  may   approve and any  longer period as
  approved  by the Certificate  Insurer and   the  Majority
  Certificateholders  in  writing  with  respect  to  specific   Mortgage
  Loans upon the  request of the Seller)  after the Closing Date  or
  Subsequent  Transfer   Date.    The  Seller  shall  deliver  each  recorded
  Assignment referred to in Section 2.04(a)(iii) or, where the original is unavailable, a copy thereof certified by the applicable public
  recording   office to be  a true and correct  copy of the  original, to the
  Trustee no   later than the earlier of (i) five Business Days  after receipt
  thereof and   (ii) within 360 days (or  such longer period as the
  Certificate Insurer may approve in writing with respect to specific Mortgage Loans upon the request of the Seller) of the Closing Date or  Subsequent Transfer Date.  Any  failure  of  the  Seller  to deliver to  the  Trustee,  prior  to the  expiration of  such  360 day  period  (or any  such  longer period  as  the Certificate Insurer  may have  approved in accordance with the terms set forth above), any such recorded Assignment, or such certified copy if such recorded Assignment has not been  received by  it, shall  not be deemed  a breach  of this  Agreement
  for  any purpose.   In the  event that  any such   Assignment is lost or
  returned unrecorded because of a defect therein,  the   Seller shall
  promptly prepare a substitute Assignment  or cure such defect,   as the case
  may be, and thereafter  cause each such Assignment to  be duly   recorded.

            The Trustee shall promptly upon receipt thereof (and in any event no longer than 30 days following the Closing Date or Subsequent Transfer Date, as the case may be), with respect to each Mortgage Note and Assignment of Mortgage delivered in blank in accordance with Section 2.04(a)(i) and (iii), respectively, endorse each such Mortgage Note and Assignment in the form described therein.

            The Servicer shall promptly upon receipt thereof (and in no event later than the earlier of (i) five Business Days following such receipt and (ii) 360 days after the Closing Date or Subsequent Transfer Date (or such longer period as the Certificate Insurer may approve in writing with respect to specific Mortgage Loans upon the request of the Seller)), deliver to the Trustee (a) the original recorded Mortgage in those instances where a certified copy thereof was delivered to the
  Trustee; (b) the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from origination of a
  Mortgage Loan to the Seller in those instances where certified copies thereof were delivered to the Trustee; (c) the original policy of title insurance or a copy certified by the Seller to be a true and correct copy in those instances where a commitment (binder) (including any marked additions thereto or deletions therefrom) to issue such policy was delivered to the Trustee; and (d) any other original documents constituting a part of a Mortgage File received with respect to any Mort-gage Loan, including, but not limited to, any original documents evidencing an assumption or modification of any Mortgage Loan.

            In the event that the Certificate Insurer approves in writing any extension of time for delivery of any document as provided for in this
  Section 2.04(b), a copy of such written approval shall be sent to the Trustee.

            All original documents relating to the Mortgage Loans that are not delivered to the Trustee are and shall be held by the Seller or the Servicer, as the case may be, in trust for the benefit of the Trustee on behalf of the Certificateholders. In the event that any such original document is required pursuant to the terms of this Section to be a part of a Mortgage File, such document shall be delivered promptly to the Trustee. Any original document that is not required pursuant to the terms of this Section to be a part of a Mortgage File delivered to or held by the Trustee shall be delivered promptly to the Servicer.

            In addition to the foregoing, the Depositor shall cause the Certificate Insurer to deliver on the Closing Date the Policy to the Trustee for the benefit of the Certificateholders.

            In connection with the delivery of documentation provided by this Section 2.04, the Seller hereby appoints the Trustee its attorney with full power and authority to act in its stead for the purpose of executing and certifying assignments and endorsing and certifying promissory notes which make a part of each Mortgage File to cure any deficiencies in such documentation.

            If the Seller has not delivered all required documentation with respect to any Mortgage Loan within the time periods, if any, specified in this Agreement, the Seller shall be required to take action with respect to such Mortgage Loan as and to the extent provided in Section 2.06 hereof.

            SECTION 2.05.  Acceptance by Trustee.

            The Trustee acknowledges receipt by it on the Closing Date, in good faith without notice of adverse claims, subject to the provisions of Sections 2.02 and 2.04 and to any exceptions noted on the Trustee's certification in the form annexed hereto as Exhibit F-1 delivered to the Seller, the Depositor, the Servicer and the Certificate Insurer on the Closing Date, of (x) the documents referred to in Section 2.04(a)(i),
  (ii), (iii) and (iv) above (except that such documents may be endorsed in blank upon receipt) with respect to the Mortgage Loans listed on the Mortgage Loan Schedule delivered to the Trustee on the Closing Date as well as acknowledges the assignment to it of all other assets included in clauses (i) and (iii) of the definition of "Trust Estate", (y) the Certificate Account, the Capitalized Interest Account and the Pre-Funding Account and (z) the Policy and declares that it holds and will hold the Policy and such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold all such assets and such other assets included in the definition of "Trust Estate" that are delivered to it, in trust for the exclusive use and benefit of all present and future Certificateholders and the Certificate Insurer.

            Within 10 Business Days of the Closing Date the Trustee shall deliver to the Seller, the Depositor, the Servicer and the Certificate Insurer a Final Certification in the form annexed hereto as Exhibit F-2, with any applicable exceptions noted thereon.

            After the delivery of the final certification, the Trustee shall provide to the Servicer, the Seller, the Depositor, the Certificate Insurer and the Seller shall provide to the Trustee, no less frequently than quarterly, updated certifications, a form of which is attached hereto as Exhibit F-3, indicating the then current status of exceptions until all such exceptions have been eliminated; provided that the delivery of the final certification shall not act as a waiver of any of the rights the Certificate Insurer may have with respect to such exceptions, and all rights are reserved with respect thereto.

            If in the process of reviewing the Mortgage Files and making or preparing the certifications referred to above the Trustee finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, or at the end of any 360 day period (or any later period as approved by the Certificate Insurer, notice of which has been provided to the Trustee in writing) referenced above finds that all recorded Assignments and all original Mortgages or certified copies thereof have not been delivered to it, the Trustee shall promptly so notify the Seller, the Depositor, the Certificate Insurer and the Servicer. In performing any such review, the Trustee may conclusively rely on the Seller as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's review of the items delivered to the Trustee pursuant to this Section 2.05, unless otherwise expressly stated, shall be limited solely to confirming that the documents listed in this Section 2.05 have been executed and received, relate to the Mortgage Loans in the Mortgage Loan Schedule and conform as to the loan number and address and description thereof in the Mortgage Loan Schedule. In addition, upon the discovery by the Seller, the Depositor, the Servicer, the Certificate Insurer or the Trustee of a breach of any of the representations and warranties made by the Seller pursuant to Sections 2.07 and 2.08 hereof (and any of the conditions in Section 2.13 with respect to the Subsequent Mortgage Loans) in respect of any Mortgage Loan which materially adversely affects the value of such Mortgage Loan or the interests of the Certificateholders or of the Certificate Insurer in such Mortgage Loan, the Person discovering such breach shall give prompt written notice to the other Persons set forth in this sentence.

            The Trustee shall, upon the written request of the Certificate Insurer, and at the expense of such requesting party, and provide a written report to the Certificate Insurer of each Mortgage File released to the Servicer for servicing purposes.

            At such time as any Mortgage Loan becomes 90 days Delinquent, the Servicer shall make, or cause to be made, a reasonable investigation to determine whether such Mortgage Loan satisfied the representations and warranties of the Seller set forth in Section 2.07 (and any of the conditions in Section 2.13 with respect to the Subsequent Mortgage Loans) as of the Closing Date or the Subsequent Transfer Date; provided, however,
                                                           --------  -------
  that only one such investigation shall be required for any Mortgage Loan.

            If the Seller has not delivered all required documentation with respect to any Mortgage Loan within the time periods specified in this Agreement (as such may have been extended pursuant to Section 2.04(b) hereof) or any of the conditions set forth in Section 2.13 hereof with respect to Subsequent Mortgage Loans, the Seller shall be required to take action with respect to such Mortgage Loan as and to the extent provided in
  Section 2.06 hereof.

            SECTION 2.06. Repurchase or Substitution of Mortgage Loans by the Seller or the Servicer.

            (a)  Upon discovery  or  receipt  of  notice  of  any  materially defective document in, or that a required document is missing (after expiration of the applicable time period set forth in Section 2.04 hereof) from, a Mortgage File, the Trustee shall promptly notify the Seller, the Depositor, the Certificate Insurer, and the Servicer of such defect or missing document and request that the Seller deliver such missing document or cure such defect within 60 days (which period may be extended for up to 60 days by the Certificate Insurer (or any longer period as the
  Certificate Insurer may consent to), if in its reasonable judgment it believes that the Seller is proceeding diligently to cure any such breach or missing document) from the date the Seller was notified of such missing document or defect, and if the Seller does not deliver such missing document or cure such defect in all material respects during such period, the Seller shall repurchase the related Mortgage Loan from the Trust at the Purchase Price promptly but no later than 10 days after the end of such period. The Purchase Price for the repurchased Mortgage Loan shall be deposited in the Collection Account by the Seller, and the Trustee, upon (i) receipt of an Officers' Certificate of the Servicer as to the making of such deposit and (ii) confirmation that such deposit has been made, shall release or cause to be released to the Seller the related Mortgage File and shall execute and deliver such instruments of transfer or assignment as are furnished by the Seller, in each case without recourse, as shall be reasonably necessary to vest in the Seller any Mortgage Loan released pursuant hereto, and the Trustee shall have no further responsibility or liability (except as to its own negligence or willful misconduct) with regard to such Mortgage File and such Mortgage Loan.

            In lieu of repurchasing any such Mortgage Loan as provided above, the Seller may cause such Mortgage Loan to be removed from the Trust (in which case it shall become a Deleted Mortgage Loan) and substi-tute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.06(d).

            (b)(i) Except as otherwise provided in Section 2.06(e), within 60 days of the earlier of discovery by the Seller or receipt of notice by the Seller of the breach of any representation or warranty of the Seller set forth in Section 2.07 or Section 2.08 with respect to any Mortgage Loan (notwithstanding that such representation and warranty was made to the Seller's best knowledge) or any of the conditions set forth in Section
  2.13 hereof with respect to Subsequent Mortgage Loans, the Seller shall either (x) cure such breach in all material respects, (y) subject to the restrictions set forth in Section 2.06(d) repurchase the Mortgage Loan from the Trustee at the Purchase Price or (z) remove such Mortgage Loan from the Trust (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner and subject to the limitations set forth in Section 2.06(d). If any such breach is a breach of any of the representations and warranties included in the second sentence of Section 2.07(cc) and subsections (ll) or (uu) of
  Section 2.07, and the Seller is unable to cure such breach, the Seller shall repurchase or substitute the smallest number of Mortgage Loans as shall be required to make such representation or warranty true and cor-rect. The Purchase Price for any repurchased Mortgage Loan shall be deposited in the Collection Account by the Seller, and the Trustee, upon
  (i) receipt of an Officers' Certificate of the Seller as to the making of such deposit and (ii) confirmation that such deposit has been made, shall release or cause to be released to the Seller the related Mortgage File and shall execute and deliver such instruments of transfer or assignment as furnished by the Seller, in each case without recourse, as shall be necessary to vest in the Seller any Mortgage Loan released pursuant hereto.

            (ii) If any Mortgagor on a Mortgage Loan fails to make the first payment (not including any payments withheld from loan proceeds) as determined in accordance with the terms of the related Mortgage Note within 90 days of the Due Date of such first payment, the Seller shall, prior to the Determination Date related to the next succeeding Distribution Date, repurchase such Mortgage Loan from the Trustee at the Purchase Price.

            (c) Within 60 days of the earlier of discovery by the Servicer or receipt of notice by the Servicer of the breach of any representation, warranty or covenant of the Servicer set forth in Section 2.09, which breach materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders or of the Certificate Insurer therein, the Servicer shall (i) cure such breach in all material respects or (ii) subject to the restrictions set forth in Section 2.06(d), purchase any affected Mortgage Loan from the Trust at the Purchase Price. The Purchase Price for the purchased Mortgage Loan shall be deposited by the Servicer in the Collection Account, and the Trustee, upon (i) receipt of an Officers' Certificate of the Servicer as to the making of such deposit and (ii) confirmation that such deposit has been made, shall release or cause to be released to the Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment as furnished by the Seller, in each case without recourse, as shall be neces-sary to vest in the Servicer any Mortgage Loan released pursuant hereto.

            (d)(i) No purchase or repurchase of any Mortgage Loan shall occur if the Seller or the Servicer delivers (at it own expense) to the Trustee and the Certificate Insurer an Independent Opinion of Counsel, addressed to the Trustee, to the effect that such purchase or repurchase of such Mortgage Loan will (x) result in the imposition of taxes on a "prohibited transaction" for the REMIC Trust as defined in Section 860F of the Code, (y) result in the imposition of taxes on contributions to the Trust under Section 860G(d) of the Code or (z) cause the REMIC Trust to fail to qualify as a REMIC at any time that the Certificates are outstanding. The Seller or the Servicer, whichever is the entity delivering the Independent Opinion of Counsel described in the preceding sentence, shall indemnify and hold harmless the Trust for any Realized Loss occurring on a Mortgage Loan which the Seller or the Servicer does not purchase or repurchase due to the delivery of such Independent Opinion of Counsel.

            Notwithstanding the provisions of this subsection (i) of Section 2.06(d), if either the Seller or the Servicer delivers an Opinion of Counsel stating that the proposed purchase or repurchase of a Mortgage Loan by the Seller or the Servicer would result in the imposition of the taxes described in clauses (x) or (y) of this subsection (i) and that such proposed purchase or repurchase would not cause the REMIC Trust to fail to qualify as a REMIC at any time that the Certificates are outstanding, the Seller or the Servicer (A) may purchase or repurchase such Mortgage Loan and (B) shall pay any of the taxes described in clauses (x) and (y) of this subsection (i) which are imposed as result of such purchase or repurchase.

            (ii) Any substitution of Qualified Substitute Mortgage Loans for Deleted Mortgage Loans made pursuant to Section 2.06(a) or Section 2.06(b) must be effected prior to the date that is two years after the Startup Date or such other period as may be specified therefor in the REMIC Provisions.

            With respect to any Deleted Mortgage Loan for which the Seller substitutes a Qualified Substitute Mortgage Loan or Loans, such substitution shall be effected by the Seller by delivering to the Trustee for such Qualified Substitute Mortgage Loan or Loans the Mortgage Note, the Mortgage, the related Assignment, and such other documents and agreements, with all necessary endorsements thereon, as are required by
  Section 2.04, together with an Officers' Certificate providing that each such Qualified Substitute Mortgage Loan satisfies the definition thereof and specifying the Substitution Shortfall Amount (as described below), if any, in connection with such substitution. The Trustee shall acknowledge receipt for such Qualified Substitute Mortgage Loan or Loans and, within five Business Days thereafter, shall review such documents (or shall cause such documents to be reviewed) as specified in Section 2.04 and shall deliver to the Seller, the Depositor, the Servicer and the Certificate Insurer, with respect to such Qualified Substitute Mortgage Loan or Loans, a certification substantially similar to that made by the Trustee in the second paragraph of Section 2.05. Within one year of the date of substitution, the Trustee shall deliver to the Seller, the Depositor, the Servicer and the Certificate Insurer a certification in the form of Exhibit F-3 hereto with respect to such Qualified Substitute Mortgage Loan or Loans pursuant to Section 2.05. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution are not part of the Trust Estate and will be retained by the Seller. For the month of substitution, distributions to Certificateholders will reflect the Monthly Payment due on such Deleted Mortgage Loan on or before the Due Date of such Deleted Mortgage Loan in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently re-ceived in respect of such Deleted Mortgage Loan. The Seller shall give or cause to be given written notice to the Certificate Insurer, the Certificateholders and the Depositor that such substitution has taken place, and the Trustee shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the Trust and the substitution of the Qualified Substitute Mortgage Loan or Loans. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, including, but not limited to, the representations and warranties set forth in Section 2.07, as of the date of substitution.

            For any month in which the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Trustee will determine, based upon information supplied by the Servicer, and inform the Seller of, the amount (the "Substitution Shortfall Amount"), if any, by which the aggregate unpaid principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate unpaid principal balance of all such Deleted Mortgage Loans as of such date plus the aggregate amount of all unreimbursed Servicing Advances, Delinquency Advances and Reimbursement Amounts relating to such Deleted Mortgage Loans as of such date. On the date of such substitution, the Seller will deposit or cause to be deposited from the Seller's own funds into the Collection Account pursuant to Section 3.10(a)(viii) an amount equal to the Substitution Shortfall Amount, if any, without reimbursement therefor, and the Trustee, upon (i) receipt of (A) the related Qualified Substitute Mortgage Loan or Loans and (B) an Officers' Certificate of the Seller as to the deposit of such Substitution Shortfall Amount into the Collection Account and (ii) confirmation that such deposit has been made, shall release or cause to be released to the Seller, the related Mortgage File or Files and shall execute and deliver such instruments of transfer or assignment as are furnished by the Seller, in each case without recourse, as shall be necessary to vest in the Seller any Deleted Mortgage Loan released pursuant hereto and the Trustee shall have no further responsibility or liability (except as to its own acts) with regard to such Mortgage.

            Notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan, no substitution pursuant to this Section
  2.06 shall be made unless the Seller obtains an Independent Opinion of Counsel, addressed to the Trustee, the Seller, the Depositor, the Servicer and the Certificate Insurer, to the effect that such substitution would not (i) result in the imposition of taxes on "prohibited transactions" of the REMIC Trust, as defined in Section 860F of the Code, (ii) result in the imposition of taxes on contributions to the Trust under Section 860G(d) of the Code, or (iii) cause the REMIC Trust to fail to qualify as a REMIC at any time that any Certificates are outstanding.

            (e) Upon discovery by the Seller, the Depositor, the Servicer, the Trustee or the Certificate Insurer that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the Person discovering such fact shall promptly (and in any event within five Business Days of the discovery) give written notice thereof to the other Persons set forth in this sentence. In connection therewith, the Seller shall repurchase the affected Mortgage Loan within 60 days of the earlier of such discovery by the Seller or the receipt of
  notice  in  the   same  manner  as  the  Seller  would   for  a  breach  of
  representation or warranty contained in Section 2.07. The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section 2.07.


            SECTION 2.07. Representations and Warranties with respect to the Mortgage Loans.

            The Seller hereby represents and warrants, with respect to each Initial Mortgage Loan, to the Depositor, to the Trustee, to the Certificateholders and to the Certificate Insurer that as of the Closing Date and, with respect to each Subsequent Mortgage Loan, as of the related Subsequent Transfer Date or as of such other date specifically provided herein (except that with respect to any Qualified Substitute Mortgage Loan such representations and warranties shall be as of the date of substitution and made by the Seller or the Servicer, whichever is making the substitution):

       (a) The information set forth on the Mortgage Loan Schedule relating to the Mortgage Loans is complete, true and correct as of the Cut-Off Date;

       (b) The Mortgage Note and the Mortgage are not assigned or pledged by the Seller to a Person other than the Trust, and immediately prior to the transactions herein contemplated, the Depositor had good and marketable title thereto, and was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature (collectively, a "Lien"), other than any such Lien released simultaneously with the sale contemplated herein, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to this Agreement, and immediately upon the transfer and assignment of each Mortgage Loan as herein contemplated, the Trustee shall have good title to, and will be the sole legal owner of, each Mortgage Loan free and clear of any Lien;

       (c) The Mortgage is a valid and existing lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the lien of the Mortgage, except liens for real estate taxes and special assessments not yet due and payable, in the case of a Mortgaged Property that is a condominium or an individual unit in a planned unit development, liens for common charges permitted by statute, and in the case of a Second Mortgage Loan, the lien securing the related First Lien. Any security agreement, chattel mortgage or equivalent document related to the Mortgage and delivered to the Trustee establishes in the Seller a valid and subsisting lien on the property described therein, and the Seller has full right to sell and assign the same to the Trustee;

       (d) The terms of the Mortgage Note and the Mortgage have not been impaired, altered or modified in any respect which would have any adverse effect on the Certificateholders or the Certificate Insurer, except by a written instrument which has been recorded, if necessary to protect the interests of the Certificateholders, and which has been delivered to the Trustee. The substance of any such alteration or modification is reflected on the Mortgage Loan Schedule;

       (e)  No  instrument  of  release   or  waiver  has  been  executed  in
  connection with the Mortgage Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the primary mortgage guaranty insurer, if any, and which has been delivered to the Trustee;

       (f) Except with respect to delinquencies described in clause (m) hereof, no Mortgagor is in default in complying with the terms of the Mortgage Note or the Mortgage and there exists no event which, with the passage of time or notice or both, would constitute a default thereunder,
  and the Seller    has not  waived any  default, breach,  violation or
  event of  acceleration   except that the  Seller may have  accepted late
  payments. At origination all taxes, governmental assessments, insurance premiums, or water, sewer and municipal charges and rents under all ground leases which previously became due and owing have been paid, and  each Mortgage  Note and/or the  related Mortgage obligate the related
  Mortgagor to  pay all similar amounts   as they  become  due.   The  Seller
  has  not  advanced funds,  or  induced, solicited or knowingly received
  any advance of funds by  a party other than   the  Mortgagor, directly  or
  indirectly, for  the  payment of  any  amount required by  the Mortgage,
  except  for interest accruing  from the date  of   the  Mortgage  Note or
  date  of  disbursement of  the  Mortgage  proceeds, whichever  is more
  recent, to  the day which precedes  by one month the Due   Date of the first
  installment of principal and interest;

       (g) There is no proceeding pending or, to the best of Seller's knowledge, threatened for the total or partial condemnation of the Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, water, earthquake or earth movement, windstorm, flood, tornado, or otherwise, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

       (h) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the Mortgaged Property which are, or may be, liens prior or equal to, or coordinate with, the lien of the Mortgage except those that are stated in the title insurance policy and for which related losses are affirmatively insured against by such policy;

       (i) All of the improvements that were included for the purpose of determining the Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property except those that are stated in the title insurance policy and for which related losses are affirmatively insured against by such policy;

       (j)  (Reserved)

       (k) No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

       (l) All parties that have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all licensing requirements of the United States and of the laws of the state wherein the Mortgaged Property is located that are applicable to such parties, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state or exempt from such qualification in a manner so as not to affect adversely the enforceability of such Mortgage Loan, or (C) federal savings and loan associations or national banks having principal offices in such state, or
  (D) not doing business in such state;

       (m) As of the Cut-Off Date, no more than 6.41% of the Initial Mortgage Loans in Group I and no more than 4.55% of the Initial Mortgage Loans in Group II, each measured by Cut-Off Date Loan Balances, were 30 days or more Delinquent;

       (n) The Mortgage File contains each of the documents and instruments specified to be included therein duly executed and in due and proper form and each such document or instrument is in a form generally acceptable to prudent institutional mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans;

       (o) The Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law). All parties to the Mortgage Note and the Mortgage had legal capacity (and, with respect to any Mortgage Loan secured by a Small Mixed-Use/Multi-Family Property, such party had full power and authority and had been duly authorized) to execute the Mortgage Note and the Mortgage, and each Mortgage Note and Mortgage has been duly and properly executed by such parties. The Mortgagor is a natural person (except with respect to Mortgage Loans secured by Small Mixed-Use/Multi-Family Properties) who is a party to the Mortgage Note and the Mortgage in an individual capacity, and not in the capacity of a trustee or otherwise;

       (p) Any and all requirements of any federal, state or local law, including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws, applicable to the Mortgage Loan have been complied with, and the Seller has and shall maintain in its possession, available for the Trustee's inspection, and shall deliver to the Trustee upon demand, evidence of compliance with all such requirements;

       (q) The proceeds of the Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loan were paid;

       (r) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority, except in the case of a Second Mortgage Loan where such lien is expressly insured as having second lien priority subject only to the lien of the related First Lien, by a title insurance policy or an endorsement to the policy insuring the mortgagee's consolidated interest. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Seller shall not be obligated to make future advances after the Cut-Off Date;

       (s)  Each  Mortgage  Loan  is  covered  by   an  ALTA  mortgage  title
  insurance policy or such other form of policy acceptable to FNMA or FHLMC, issued by and constituting the valid and binding obligation of a title insurer generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage
  Loans for  sale  to   prudent investors  in the  secondary market that
  invest in mortgage  loans such   as  the  Mortgage  Loans  and  qualified
  to  do  business  in  the   jurisdiction where the Mortgaged Property is
  located, insuring the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the case of a First Mortgage Loan and
  the second  priority lien of the   Mortgage in the  case of a Second
  Mortgage Loan,  in the original principal amount  of  the Mortgage  Loan.
  The  Seller  is  the sole  payee  of such   mortgage  title insurance
  policy, the  assignment to  the  Trustee of  the Seller's interest in such
  mortgage title insurance  policy does not require   the  consent  of or
  notification  to  the insurer  or  the  same has  been obtained,  and such
  mortgage  title insurance  policy is in  full force and   effect and  will
  be in  full force and effect  and inure to the  benefit of the Trustee
  upon the consummation of the  transactions contemplated by this   Agreement.
  No claims have been  made under such mortgage  title insurance policy
  and no prior holder  of the related Mortgage, including the  Seller,   has
  done, by act or omission, anything that would impair the coverage of such mortgage title insurance policy;

       (t) All improvements upon the Mortgaged Property are insured by an insurer who meets FNMA and/or FHLMC guidelines against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Section 3.13 hereof. If the Mortgaged Property was, at the time of origination of the related Mortgage Loan, in an area identified on a Flood Hazard Boundary Map or Flood Hazard Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and if the flood insurance policy referenced herein has been made available), a flood insurance policy is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in Section 3.13. All individual insurance policies (collectively, the "hazard insurance policy") are the valid and binding obligation of the insurer and contain a standard mortgagee clause naming the Seller, its successors and assigns, as mortgagee. All premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

       (u) The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

       (v) The Initial Mortgage Loans were originated or purchased and re-underwritten by the Seller in accordance with the Seller's underwriting guidelines attached hereto as Exhibit M. No Mortgage Loan has been modified except as such modification may be reflected in the related Mortgage File;

       (w) The Mortgage Loan is a closed-end First Mortgage Loan or closed-end Second Mortgage Loan having an original term of not more than 30 years to maturity. Except with respect to any Balloon Mortgage Loan, each Mortgage Loan is payable in equal monthly installments of principal and interest which would be sufficient, in the absence of late payments, to fully amortize such loan within the term thereof, beginning no later than 60 days after disbursement of the proceeds of the Mortgage Loan and bears a fixed interest rate for the term of the Mortgage Loan. As of the Cut-Off Date, approximately 65.82% of the Initial Mortgage Loans in Group I
  and approximately 64.90% of the Initial Mortgage Loans    in  Group  II,
  each  measured by  Cut-Off Date  Loan Balances,  are Balloon   Mortgage
  Loans  each of which  generally has an original  term of  not less   than
  fifteen (15) years and which provides for level monthly payments generally based on a thirty (30) year amortization schedule and a final Monthly Payment substantially greater than the preceding Monthly Payments;

       (x) The Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the holder thereunder;

       (y) With respect to at least 91.54% of the Initial Mortgage Loans in Group I and approximately 28.56% of the Initial Mortgage Loans in Group II, each measured by Cut-Off Date Loan Balances, at the time that each such Mortgage Loan was originated the related Mortgagor represented that such Mortgagor would occupy the related Mortgaged Property as such Mortgagor's primary residence, and the Seller has no reason to believe that such representation of the Mortgagor is no longer true. No Mortgage Loan is a construction loan. Each Mortgaged Property is lawfully occupied under applicable law;

       (z) The Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the cor-responding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in Section 2.07(c);

       (aa) The Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial or non-judicial foreclosure. Other than applicable homestead provisions which may delay the realization against the Mortgaged Property, or exemptions that may arise in the event a petition under the Bankruptcy Code is filed with respect to the Mortgagor, there is no homestead or other exemption available to the Mortgagor that would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

       (bb) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Trustee or the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor, which fees and expenses shall constitute Servicing Advances;

       (cc) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of at least one parcel of real property with a one family residence erected thereon, a two- to four-family dwelling, a Small Mixed-Use/Multi Family Property or an individual condominium unit; provided, however, that no residence or dwelling is a
                     --------  -------
  co-operative unit or a  mobile home,  but which  may be  a pre-fabricated
  or manufactured  unit   affixed to a permanent  foundation.  As of the
  Cut-Off Date with respect to   the aggregate Loan Balance  of all Initial
  Mortgage  Loans in Group I,  (i)   no  more than 15.81% are secured by real
  property improved by two- to four-   family dwellings,  (ii) no more  than
  1.63%  are secured  by real  property   improved by  individual  condominium
  or  townhouse  units, (iii)  at  least   82.56% are secured  by real
  property  with a  detached or attached  single-   family residence erected
  thereon, (iv)  not more than 9.0% are subject to a   ground lease and the
  remainder of the Mortgaged Properties are  fee simple   estates,  (v) not
  more  than ___%  are secured  by a  property with  a pre-   fabricated or
  manufactured    unit  affixed to  a  permanent foundation;  (vi)  not  more
  than  0.5%  are   subject to  a leasehold mortgage;  and (vii) none of
  the Group  I Mortgage   Loans are  Small Mixed-Use/Multi-Family  Properties.
  With  respect to each   Mortgaged Property subject to a ground lease (i)
  the  current ground lessor   has been identified  and all ground rents which
  have previously become due   and owing  have  been paid;  (ii)  the ground
  lease  term extends,  or  is   automatically renewable, for  at least five
  years beyond the  maturity date   of  the  related Mortgage  Loan;  (iii)
  the  ground lease  has  been  duly   executed  and  recorded;  (iv)  the
  amount of  the  ground  rent  and  any   increases  therein  are  clearly
  identified  in  the  lease  and  are  for   predetermined amounts at
  predetermined times; (v) the ground  rent payment   is  included in the
  borrower's monthly payment as an expense item; (vi) the   Trust  has the
  right to cure defaults  on the ground lease; (vii) the terms   and
  conditions of the leasehold do not prevent the free and absolute marketability of the Mortgaged Property; (viii) each Mortgage Loan secured by a Small Mixed-Use/Multi-Family Property is a first lien on such Mortgaged Property; (ix) no more than 16.22% measured by aggregate
  Loan   Balance of the  Initial Mortgage Loans in Group I  will be originated
  under   a  non-income  verification program;  the  weighted  average
  Loan-to-Value   Ratio of the  Initial Mortgage Loans is  74.59% and 61.62%
  for Group  I and   Group II, respectively;

       (dd) The Loan-to-Value Ratio as of the date of origination of each Initial Mortgage Loan was not more than 96.10% and 72.00% for each of Group I and Group II, respectively;

       (ee) As of the Cut-Off Date with respect to the aggregate Loan Balance of all Mortgage Loans in Group II, (i) all of the Mortgage Loans are secured by Small Mixed-Use/Multi-Family Properties, (ii) no more than 2.32% are subject to a ground lease and the remainder of the Mortgaged Properties are fee simple estates, and (iii) not more than 0.5% are subject to a leasehold mortgage;

       (ff) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under the Mortgage or the related Mortgage Note;

       (gg) No Mortgage Loan was originated under a buydown plan;

       (hh) Other than as provided by this Agreement, there is no obligation on the part of the Seller or any other party to make payments in addition to those made by the Mortgagor;

       (ii) Subject to the provisions of Section 2.04 hereof, the Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered have been delivered to the Trustee. The Seller is in possession of a complete Mortgage File, except those documents deli-vered to the Trustee, and there are no custodial agreements in effect adversely affecting the right or ability of the Seller to make the document deliveries required hereby. Each original Mortgage was recorded, and all subsequent Assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller (subject to the provisions of Section 2.04 hereof with respect to Mortgages and Assignments which are in the process of being recorded);

       (jj) No Mortgage Loan was selected for inclusion under this Agreement on any basis which was intended to have a material adverse effect on the Certificateholders;

       (kk) No Mortgage Loan has a shared appreciation or other contingent interest feature;

       (ll) No more than 0.58% and 3.89% for each of Group I and Group II, respectively, of the aggregate Loan Balance of all the Initial Mortgage Loans as of the Cut-Off Date is secured by Mortgaged Properties located within any single zip code area;

       (mm) The weighted average Mortgage Rate of all the Mortgage Loans as of the Cut-Off Date is approximately 12.08%, and 12.06% for each of Group I and Group II, respectively, and no Mortgage Rate for any Initial Mortgage Loan was greater than 18.30% and 15.30% for each of Group I and Group II, respectively, or less than 7.25% and 10.99% for each of Group I and Group II, respectively;

       (nn) With respect to each Second Mortgage Loan and Group I:

            (i) if the related First Lien provides for negative amortization the Loan-to-Value Ratio was calculated at the maximum principal balance of such First Lien that could result upon application of such negative amortization feature;

            (ii) either no consent for the Second Mortgage Loan is required by the holder of the related First Lien or such consent has been obtained and is contained in the Mortgage File; and

            (iii) no notice of default has been delivered to the Seller that has not been cured with respect to the related First Lien;

       (oo) The Seller has caused or will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Trustee in any insurance policies applicable to the Mortgage Loans, including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Trustee;

       (pp) All amounts received after the Cut-Off Date (and all interest payments received on or before the Cut-Off Date that are due after the Cut-Off Date) with respect to the Mortgage Loans to which the Seller is not entitled have been deposited into the Collection Account and are, as of the Closing Date, in the Collection Account or the Capitalized Interest Account, as applicable;

       (qq) Each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, to the description thereof set forth in the Prospectus Supplement and the Private Placement Memorandum (subject to the variances specified therein);

       (rr) A full appraisal on forms approved by FNMA or FHLMC was performed in connection with the origination of the related Mortgage Loan. Each appraisal meets guidelines that would be generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans;

       (ss) To the best of the Seller's knowledge, no Mortgaged Property was, as of the Cut-Off Date located within a one-mile radius of any site listed in the National Priorities List as defined under the Comprehensive
  Environmental  Response,   Compensation  and  Liability  Act  of  1980,
  as   amended, or on any    similar  state list of hazardous waste sites
  which are known to contain any   hazardous substance or hazardous waste;

       (tt) None of the Mortgage Loans are subject to a bankruptcy plan;

       (uu) No more than 4.66% and 0% for each of Group I and Group II, respectively, of the aggregate Loan Balance of all the Initial Mortgage Loans measured by Cut-Off Date Loan Balances relates to Mortgage Loans originated or purchased under the Seller's limited documentation program;

       (vv) To the best of the Seller's knowledge, no statement, report or other document constituting a part of the Mortgage File contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

       (ww) The range of points financed or "net funded" on Mortgage Loans originated after January 1, 1994 is 0% to 13.0%;

       (xx) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

       (yy) The Seller has the full authority to sell and transfer each Mortgage Note and Mortgage and such transfer and sale will not impair the enforceability of any Mortgage;

       (zz) With respect to each Mortgage Loan secured by a Mortgaged Property which is a Small Mixed-Use/Multi-Family Property, (i) such Mortgaged Property is in compliance with all environmental laws, statutes, ordinances, regulation, orders, rules, decrees and similar requirements of federal, state, municipal and any other governmental authorities relating thereto, (ii) no hazardous material or oil was or is incorporated in, stored on, transported to or from, or disposed of on or from (except if the same was or is in compliance with all laws, ordinances, and regulations pertaining thereto), the Mortgaged Property, (iii) neither the Seller nor, to the best of its knowledge, any Mortgagor has received notification from any federal, state or other governmental authority of any potential, known, or threat of, release of hazardous material on or from the Mortgaged Property or any potential or known liability that has resulted in or may result in a lien on the Mortgaged Property, (iv) the Mortgaged Property is a separate tax parcel, separate and apart from any other property owned by the Mortgagor or any other Person; (v) the liability and rent coverage insurance is consistent with Accepted
  Servicing Procedures and (vi) the security documentation includes an assignment of leases and rents. For purposes of this representation, the term hazardous material (a) shall have the meaning defined under any applicable federal, state, municipal, or other jurisdictions, laws, rules or regulations and (b) shall include asbestos;

       (aaa) The information set forth on the Mortgage Loan Schedule relating to any subsequent transfer is complete, true and correct in all material respects as of the related Cut-Off Date; and

       (bbb) With respect to each Mortgaged Property subject to a land trust (a "Land Trust Mortgage") (i) a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named as such in the land trust agreement and such trustee is named in the Land Trust Mortgage as Mortgagor; (ii) all fees and expenses of the land trustee which have previously become due and owing have been paid and no fees or expenses are or will become payable by the Certificateholders or the Trust to the land trustee under the land
  trust agreement; (iii) the beneficiary is    solely obligated  to pay any
  fees and expenses of  the land trustee and the   priority  of the lien  of
  the Land  Trust Mortgage  is not and  will not be   primed  by the  land
  trustee;  (iv) the  beneficiary  is obligated  to make   payments under  the
  Note  and will have  personal liability for  deficiency   judgments; (v)
  the  Land Trust  Mortgages  and assignments  of  beneficial   interest
  relating to such  land trusts were made  in compliance with their respective land trust agreements, were validly entered into by their respective land trustee or beneficiary and did not, do not currently, and will not in the future, violate any provision of their respective
  land   trust agreement, nor any agreement between or  amongst the beneficiaries of any  one  land  trust;  (vi) the  assignment  of  the
  beneficial  interest   relating  to such  Land Trust  Mortgage was accepted
  by, and  noted in the records of  the respective  land trust  trustee,
  subsequent assignments  of   such beneficial  interest in whole or in part
  have  not been made, and such subsequent assignments of such beneficial
  interest or  any part thereof are   not  permitted  pursuant  to a  written
  agreement  between  the respective beneficiary and  the Mortgagee,  until
  the expiration  of the Note  in each   respective land trust; (vii) the Land
  Trust Mortgages are either the  first or second liens on the  Mortgaged
  Properties; no liens are in place against   the  beneficial interests, or
  any part thereof,  of any Land Trust Mortgage or  collateral assignment of
  beneficial interest,  which liens are superior   (except  for  First Liens
  with respect  to Second  Mortgage Loans)  to the interest  held by  the
  Seller, and  the beneficial  interest, or  any part   thereof, of  any Land
  Trust  Mortgage; (viii)  the terms and  conditions of the  land   trust
  agreement   do  not  prevent   the  free  and   absolute  marketability of
  the Mortgaged Property; and (ix)  each Land Trust Mortgage   contains, and
  will  contain,  a  "due-on-sale"  provision  permitting  the   Mortgagee
  under the Mortgage Note and  Land Trust Mortgage to foreclose or   otherwise
  exercise remedies thereunder upon  a transfer  of the beneficial   interest
  in the  related Mortgaged  Property, and  the  Servicer will  not   waive
  the application of any such due-on-sale provision without the prior written consent of the Certificate Insurer.

       (ccc)     No Group II Mortgage Loan is a Second Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.07 shall survive delivery of the respective Mortgage Files to the Trustee and shall inure to the benefit the Certificate Insurer, the Depositor, the Certificateholders and the Trustee, notwithstanding any restrictive or qualified endorsement or assignment. Upon discovery by any of the Seller, the Depositor, the Servicer, the Certificate Insurer or the Trustee of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of any Mortgage Loan or the interests of the Certifi-cateholders or of the Certificate Insurer therein (without giving effect to any qualification contained in such representation or warranty relating to the Seller's knowledge), the party discovering such breach shall give prompt written notice to the other parties, and in no event later than two Business Days from the date of such discovery. It is understood and agreed that the obligations of the Seller set forth in Section 2.06(b) to cure any breach or to substitute for or repurchase a defective Mortgage Loan constitute the sole remedies available to the Certificateholders, the Servicer, the Certificate Insurer, or to the Trustee respecting a breach of the representations and warranties contained in this Section 2.08.

            SECTION 2.08.  Representations and Warranties of the Seller.

            The Seller hereby represents and warrants to the Trustee, to the Certificateholders, to the Depositor and to the Certificate Insurer that as of the Closing Date (and reaffirming as of each Subsequent Transfer
  Date) or as of such date specifically provided herein:

         (a) The Seller is a corporation licensed as a mortgage banker duly organized, validly existing and in good standing under the laws of the State of New York and has, and had at all relevant times, full corporate power to originate the Mortgage Loans, to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement and to create the Trust pursuant hereto;

         (b) The execution and delivery of this Agreement by the Seller and its performance of and compliance with the terms of this Agreement will not violate the Seller's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or any of its assets;

         (c) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement to be consummated by it, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, exe-cution and delivery by the Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Seller, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

         (d) The Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Seller or its properties or materially and adversely affect the performance of its duties hereunder;

         (e) There are no actions or proceedings against, or investigations of, the Seller pending or, to the knowledge of the Seller, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement or render the Certificates invalid, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or the Certificates;

         (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the Certificates, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

         (g) The Seller did not sell the Mortgage Loans to the Trust with any intent to hinder, delay or defraud any of its creditors; the Seller will not be rendered insolvent as a result of the sale of the Mortgage Loans to the Trust;

         (h) As of the Closing Date, or, with respect to each Subsequent Mortgage Loan, as of the related Subsequent Transfer Date, the Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any Lien other than any such Lien released simultaneously with the sale contemplated herein, and, immediately upon each transfer and assignment herein contemplated, the Seller will have taken all steps necessary so that the Trust will have good title to, and will be the sole owner of, each Mortgage Loan free and clear of any lien (except for such liens as may exist consistent with the representations and warranties made in Sections 2.07(c) and (h) hereof);

         (i) The Seller acquired title to the Mortgage Loans in good faith, without notice of any adverse claim;

         (j) The collection practices used by the Seller with respect to the Mortgage Loans have been, in all material respects, legal, proper, prudent and customary in the non-conforming mortgage servicing business;

         (k)     No  Officers'  Certificate,   statement,  report  or   other
       document prepared by the Seller and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

         (l) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

            (m) The Seller is duly licensed where required as a "Licensee" or is otherwise qualified in each state in which it transacts business and is not in default of such state's applicable laws, rules and regulations, except where the failure to so qualify or such default would not have a material adverse effect on the ability of the Seller to conduct its business or perform its obligations hereunder;

            (n) The Seller is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Agreement or by the performance of its obligations hereunder; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Seller prior to the date hereof;

            (o) The information under the captions "Summary of Terms -- The Mortgage Pool," "The Seller's Portfolio of Mortgage Loans," "The Seller and the Servicer" and "The Mortgage Pool" in the Prospectus Supplement and the Private Placement Memorandum contains no untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            (p)  Neither  the  Seller  nor  the  Trust  is   required  to  be
       registered as an "investment company" under the Investment Company Act of 1940, as amended.

            It  is   understood  and  agreed  that  the  representations  and
  warranties set forth in this Section 2.08 shall survive delivery of the respective Mortgage Files to the Trustee and shall inure to the benefit of the Certificate Insurer, the Certificateholders, the Depositor, the
  Servicer and the Trustee. Upon discovery by any of the Seller, the Depositor, the Servicer, the Certificate Insurer or the Trustee of a breach of any of the foregoing representations and warranties materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders or of the Certificate Insurer therein, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties. The obligations of the Seller set forth in Section 2.06(b) to cure any breach or to substitute for or repurchase an affected Mortgage
  Loan shall constitute the sole remedies available to the Certificateholders, the Servicer, to the Certificate Insurer, or to the Trustee respecting a breach of the representations and warranties contained in this Section 2.08.

            SECTION 2.09. Representations, Warranties and Covenants of the Servicer.

            The Servicer hereby represents and warrants to and covenants with the Trustee, the Certificateholders, the Depositor, the Seller and to and with the Certificate Insurer that as of the Closing Date or as of such date specifically provided herein:

         (a) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of New York and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

         (b) The execution and delivery of this Agreement by the Servicer and its performance of and compliance with the terms of this Agreement will not violate the Servicer's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Servicer is a party or which may be applicable to the Servicer or any of its assets;

         (c) The Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Trustee, constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

         (d) The Servicer is not in violation of, and the execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or materially and adversely affect the performance of its duties hereunder;

         (e) There are no actions or proceedings against, or investigations of, the Servicer pending, or, to the knowledge of the Servicer, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement or render the Certificates invalid, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or the Certificates;

         (f) The Servicer will examine each Sub-Servicing Agreement and will be familiar with the terms thereof. Each designated Sub-
       Servicer and the terms of each Sub-Servicing Agreement will be required to comply with the provisions of Section 3.02. The terms of any Sub-Servicing Agreement will not be inconsistent with any of the provisions of this Agreement;

         (g) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, this Agreement or the Certificates, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

         (h) The Servicer believes that the Servicing Fee Rate provides a reasonable level of base compensation to the Servicer for servicing the Mortgage Loans on the terms set forth herein; and

         (i) The transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

         (j)  The  Servicer   is  duly  licensed   where  required   as  a
       "Licensee" or is otherwise qualified in each state in which it transacts business and is not in default of such state's applicable laws, rules and regulations, except where the failure to so qualify or such default would not have a material adverse effect on the ability of the Servicer to conduct its business or perform its obligations hereunder;

         (k) The Servicer services mortgage loans in accordance with Accepted Servicing Practices;

         (l) The information under the captions "The Seller and The Servicer" in the Prospectus Supplement and the Private Placement Memorandum contains no untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;


          (m)  No  Officers'   Certificate,  statement,  report   or  other
       document prepared by the Servicer and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

           (n) The Servicer is not required to be registered as an "investment company" under the Investment Company Act of 1940, as amended.

            It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.09 shall survive delivery of the respective Mortgage Files to the Trustee and shall inure to the benefit of the Certificate Insurer, the Depositor, the Certificateholders and the Trustee. Upon discovery by any of the Seller, the Depositor, the Servicer, the Certificate Insurer or the Trustee of a breach of any of the foregoing representations, warranties and covenants that materially and adversely affects the value of any Mortgage Loan or the interests of the Certificateholders or of the Certificate Insurer therein, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties. The obligations of the Servicer set forth in (x) Section 2.06(c) to cure any breach or to purchase an affected Mortgage Loan, (y) Section 2.06(d)(i) to indemnify and hold harmless the Trust and (z) Section 3.25 to indemnify and hold harmless the Certificate Insurer, the Seller, the Trustee, and the Certificateholders shall constitute the sole remedies available to the Certificate Insurer, the Seller, the Certificateholders, or the Trustee respecting a breach of the representations, warranties and covenants contained in this Section 2.09.

            SECTION 2.10.  Representations and Warranties of the Depositor.

            The Depositor hereby represents and warrants to the Seller, to the Trustee, to the Certificateholders and to the Certificate Insurer that as of the Closing Date or as of such date specifically provided herein:

            (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has, and had at all relevant times, full power to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement and to create the Trust pursuant hereto;

            (b)  The  execution   and  delivery  of  this  Agreement  by  the
       Depositor and its performance of and compliance with the terms of this Agreement will not violate the Depositor's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Depositor is a party or which may be applicable to the Depositor or any of its assets;

            (c) The Depositor has the full power and authority to enter into and consummate the transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Trustee, the Seller and the Servicer, constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

            (d) The Depositor is not in violation of, and the execution and delivery of this Agreement by the Depositor and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or materially and adversely affect the performance of its duties hereunder;

            (e) There are no actions or proceedings against, or investigations of, the Depositor pending with regard to which the Depositor has received service of process, or, to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal (A) that, if determined adversely, would prohibit its entering into this Agreement or render the Certificates invalid, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or (C) that, if determined adversely, would prohibit or materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or the Certificates;

            (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, this Agreement or the Certificates, or for the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

            (g) The Depositor is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of this Agreement or its obligations hereunder; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Depositor prior to the date hereof;

            (h) The Depositor did not sell the Mortgage Loans to the Trust with any intent to hinder, delay or defraud any of its creditors; the Depositor will not be rendered insolvent as a result of the sale of the Mortgage Loans to the Trust;

            (i) As of the Closing Date, the Depositor had good title to, and was the sole owner of, each Mortgage Loan free and clear of any Lien other than any such Lien released simultaneously with the sale contemplated herein, and, immediately upon each transfer and assignment herein contemplated, the Depositor will have taken all steps necessary so that the Trust will have good title to, and will be the sole owner of, each Mortgage Loan free and clear of any lien (except for such liens as may exist consistent with the representations and warranties made in Sections 2.07(c) and (h) hereof);

            (j) The Depositor acquired title to each of the Mortgage Loans in good faith, without notice of any adverse claim;

            (k) No Officers' Certificate, statement, report or other document prepared by the Depositor and furnished or to be furnished by it pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

            (l) The Depositor is not required to be registered as an "investment company" under the Investment Company Act of 1940, as amended; and

            (m) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Depositor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

            It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.10 shall survive delivery of the respective Mortgage Files to the Trustee and shall inure to the benefit of the Certificate Insurer, the Servicer, the Trustee and the Certificateholders. Upon discovery by any of the Seller, the Depositor, the Servicer, the Certificate Insurer or a Responsible Officer of the Trustee who must have actual knowledge of a breach of any of the representations and warranties set forth in this Section 2.10(g), (h), (i) and (j) with respect to any Mortgage Loan which materially and adversely affects the value of any Mortgage Loan or the interests of the Certifi-cateholders or of the Certificate Insurer therein, the party discovering such breach shall give prompt written notice (but in no event later than two Business Days following such discovery) to the other parties.

            SECTION 2.11.  Execution of Certificates.

            (a) The Trustee acknowledges (x) the assignment to the Trust of the Mortgage Loans and the delivery to it of the Mortgage Files relating thereto, subject to the provisions of Section 2.04 hereof, (y) the receipt of (i) $33,250,254.61 for deposit to the Pre-Funding Account, $251,929.36 in respect of the Group I Closing Date Deposit, $33,416.92 in respect of the Group II Closing Date Deposit and $274,493.26 for deposit to the Capitalized Interest Account and (ii) the Policy and, concurrently with such delivery, has executed, authenticated and delivered to or upon the order of the Depositor, in exchange for such property, receipt of which is hereby acknowledged, Certificates in authorized denominations evidencing ownership of the Trust.

            (b) In connection with the issuance of the original Certificates, the Depositor shall furnish the Trustee with a Written Order to Authenticate in the form set forth as Exhibit L hereto (a) directing the Trustee to issue the original Certificates to the Persons designated in the Written Order to Authenticate and (b) informing the Trustee of the Percentage Interest with respect to such Original Class A Certificates and Class R Certificates.

            SECTION 2.12.  Miscellaneous REMIC Provisions.

            (a) The Class A Certificates are hereby designated as "regular interests" for purposes of Section 860G(a)(1) of the Code and the Class R Certificates as the single class of "residual interests" in the REMIC Trust for purposes of Section 860G(a)(2) of Subchapter M of Chapter 1 of Subtitle A of the Code.

            (b) The Closing Date is hereby designated as the "startup day" of the REMIC Trust within the meaning of Section 860G(a)(9) of the Code.

            (c) The REMIC Trust shall, for federal income tax purposes, maintain books on a calendar year basis and report income on an accrual basis.

            (d)  The REMIC Trust shall elect to  be treated as a REMIC  under
  Section 860D of the Code. Any inconsistencies or ambiguities in this Agreement or in the administration of the REMIC Trust shall be resolved in a manner that preserves the validity of such election to be treated as REMIC.

            The Distribution Account, Pre-Funding Account and Capitalized Interest Account shall not be part of the segregated pool of assets which constitutes the REMIC Trust, although such Accounts do constitute part of the Trust Estate.

            (e) The Trustee shall provide to the Internal Revenue Service (the "IRS") and to the person described in Section 860E(e)(3) and (6) of the Code the information described in Treasury Regulation Section 1.860D-1(b)(5)(ii), or any successor regulation thereto and the Trustee shall be reimbursed by such Person for the cost of providing such information. Such information will be provided in the manner described in Treasury
  Regulation Section 1.860E-2(a)(5), or any successor regulation thereto. The Trustee shall have no responsibility or liability for incorrect information supplied to the IRS where such information was supplied to the Trustee by the Servicer, and the Trustee shall have no responsibility or liability for information required to be supplied to the IRS and not so supplied where such information was known to the Servicer and not supplied by it despite the Trustee's request for such information.

            (f) The assumed final Distribution Dates for the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 and Class A-IO Certificates are March 25, 2010, September 25, 2011, September 25, 2011, September 25, 2011, November 25, 2011, March 25,
  2014,  November  25, 2018,  February  25,  2028, September  25,  2011,  and
  February 25, 2028, respectively. The assumed final Distribution Date for the Class A-10 Certificates is September 25, 2027.

            SECTION 2.13.  Subsequent Transfers.

       (a)  Subject  to  the satisfaction  of  the  conditions  set forth  in
  Article  II  and paragraph  (b)  below and  pursuant  to the  terms  of the related Subsequent Transfer Agreement, in consideration of the Trustee's delivery on each Subsequent Transfer Date to or upon the order of the Seller of all or a portion of the balance of funds in the Pre-Funding Account, the Seller shall on such Subsequent Transfer Date sell, transfer, assign, set over and otherwise convey without recourse, all of its respective right, title and interest in and to each related Subsequent Mortgage Loan listed on the Mortgage Loan Schedule delivered by the Seller on such Subsequent Transfer Date for inclusion in Group I, including (i) the related Loan Balance, all interest payments due after the related Subsequent Cut-Off Date and all collections in respect of principal received after the related Subsequent Cut-Off Date; (ii) any real property that secured such Subsequent Mortgage Loan and that has been acquired by foreclosure or deed in lieu of foreclosure; (iii) their respective interest in any insurance policies in respect of such Subsequent Mortgage
  Loan; and (iv) all proceeds of the foregoing to the Trustee.   The transfer
  by the Seller to the Trustee of the Subsequent Mortgage Loans set forth on the Subsequent Mortgage Loan Schedule shall be absolute and shall be intended by all parties hereto to be treated as a sale by the Seller to
  the  Trust.   If the  assignment and  transfer  of the  Subsequent Mortgage
  Loans and the other property specified in this Section 2.13 from the Seller to the Trust pursuant to this Agreement is held or deemed not to be a sale or is held or deemed to be a pledge of security for a loan, the Seller intends that the rights and obligations of the parties shall be established pursuant to the terms of this Agreement and that, in such event, (i) the Seller shall be deemed to have granted and does hereby grant to the Trustee as of each Subsequent Transfer Date a perfected, first priority security interest in the entire right, title and interest
  of the Seller in and to the related    Subsequent Mortgage  Loans and all
  other  property conveyed to  the Trustee   pursuant to  this Section  2.13
  and all  proceeds thereof,  and (ii)  this   Agreement shall constitute a
  security agreement under  applicable law.  The   amount released from the
  Pre-Funding Account shall be one-hundred  percent   (100%)  of the
  aggregate  Cut-Off Date  Loan  Balances of  the  Subsequent   Mortgage Loans
  so transferred.

       (b) The Trustee shall contribute from the Pre-Funding Account funds in an amount equal to one-hundred percent (100%) of the aggregate Cut-Off Date Loan Balances of the Subsequent Mortgage Loans so transferred to the REMIC and use such cash to purchase the Subsequent Mortgage Loans on behalf of the Trustee, along with the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Dates:

            (i) the Seller shall have provided the Trustee, the Rating Agencies and the Certificate Insurer with an Addition Notice, which notice shall be given not less than two Business Days prior to the related Subsequent Transfer Date and shall designate the Subsequent Mortgage Loans to be sold to the Trust and the aggregate Cut-Off Date Loan Balance of such Mortgage Loans;

            (ii) the Seller shall have deposited in the Collection Account all principal collected after the related Cut-Off Date and interest payments due after the related Cut-Off Date but collected on or before such Cut-Off Date in respect of each Subsequent Mortgage Loan, and the related Subsequent Cut-Off Date Deposit;

            (iii) the Seller shall have delivered an Officer's Certificate to the Trustee confirming that as of each Subsequent Transfer Date, the Seller was not insolvent, nor will it be made
       insolvent  by  such   transfer,  nor  is  it  aware  of   any  pending
       insolvency;

            (iv) the Pre-Funding Period shall not have ended;

            (v) the Seller shall have delivered to the Trustee an Officer's Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b) and in the related Subsequent Transfer Agreement;

            (vi) the Seller shall have delivered an Officer's Certificate to the Trustee confirming that the representations and warranties of the Seller pursuant to Section 2.07 (other than clauses (m), (w), (y),
       (cc), (dd), (ee), (ll), (mm) and (uu) to the extent representations and warranties relate to statistical information as to the characteristics of the Initial Mortgage Loans in the aggregate) and pursuant to Section 2.08) are true and correct with respect to the Seller and the Subsequent Mortgage Loans, as applicable, as of the Subsequent Transfer Date;

            (vii) the Seller shall have provided the Rating Agencies, the Trustee and the Certificate Insurer with an Opinion of Counsel relating to the sale of the Subsequent Mortgage Loans to the Trustee;

            (viii) the Trust shall not purchase a Subsequent Mortgage Loan unless the Seller obtains the prior written consent of the Certificate Insurer, which consent may not be unreasonably withheld; provided, however, that such consent shall be deemed to have been
       ________  _______
       reasonably withheld if, among other things, the following conditions are not satisfied, any of which may be waived in any respect by the Certificate Insurer by a written waiver, a copy of which waiver shall be delivered to the Rating Agencies: (i) such Subsequent Mortgage Loan may not be 30 or more days contractually delinquent as of the Cut-Off Date; (ii) the lien securing such Subsequent Mortgage Loan must be a first or a second lien; (iii) such Subsequent Mortgage Loan may have an outstanding Loan Balance of not more than $350,000 as of the related Cut-Off Date and all Mortgage Loans, following the Trust's acquisition of such Subsequent Mortgage Loan the Trust will have an average Loan Balance not greater than $70,000; (iv) such Subsequent Mortgage Loan shall be secured by a mortgage on property which, at the time of the origination of such Subsequent Mortgage Loan, had an appraised value of not more than $1,000,000; (v) the first payment on such Subsequent Mortgage Loan is due no later than the Due Period immediately succeeding the Due Period in which it is transferred, unless the Seller deposits into the Certificate Account an amount equal to 30 days' interest on any such Subsequent Mortgage Loan at the Mortgage Rate less the applicable Servicing Fee, in which event the first payment on such Subsequent Mortgage Loans is due no later than the last day of the second Due Period following the Due Period in which the purchase occurs; (vi) such Subsequent Mortgage Loan must be either a fully amortizing loan with level payments over a remaining term of no less than 15 years and no more than 30 years or a loan with a 15 year balloon maturity and a 20-30 year amortization schedule; (vii) such Subsequent Mortgage Loan shall have a fixed Mortgage Rate of at least 7.25%; (viii) such Subsequent Mortgage Loan shall have an original Loan-to-Value Ratio of no more than 90%; (ix) such Subsequent Mortgage Loan shall not be secured by a Small Mixed-Use/Multi-Family Property and (x) following the purchase of such Subsequent Mortgage Loans by the Trust, the Group I Mortgage Loans held by the Trust (including the Subsequent Mortgage Loans) (the following percentages measured by aggregate Loan Balance of the related Mortgage Loan or Loans over the aggregate Loan Balance of all Group I Mortgage Loans):
       (a) will have a weighted average Mortgage Rate of at least 12.0%; (b) will have a weighted average Loan-to-Value Ratio of not more than 75.0%; (c) will have not more than 67% secured by Balloon Mortgage
       Loans; (d) will have not more than 0.65% of the Mortgage Loans concentrated in any single zip code; (e) will have not more than 11% of the Mortgage Loans secured by second liens; (f) will have not more than 13.0% of the Mortgage Loans non-owner-occupied; (g) will have no less than 80% secured by Mortgaged Properties which are single family residential properties; (h) no less than 16% will be purchase money loans; (i) no more than 25.0% of the Mortgage Loans will be originated under a non-income verification program; (j) no less than 35.0% will be graded "B" according to the Seller's underwriting guidelines and no more than 11.0% and 9.0%, respectively, of the Mortgage Loans will be graded "C" and "D" according to the Seller's underwriting guidelines; (k) will have not more than 11.0% of the Mortgage Loans secured by Mortgage Properties that are subject to ground leases; and (xi) the Rating Agencies' "shadow rating" with respect to the Class A Certificates shall not be affected by the transfer of such Subsequent Mortgage Loans; and

            (ix) (Reserved).

            (x) In connection with the transfer and assignment of the Subsequent Mortgage Loans, the Seller shall satisfy the document delivery requirements set forth in Section 2.04. In connection with its consent to the purchase of one or more Subsequent Mortgage Loans, the Certificate Insurer shall have the right to reduce the Specified Overcollateralization Amount.

            (xi) Each  proposed Subsequent  Mortgage Loan  must be  listed on
       Schedule 1 hereto as the same may be amended from time to time with the approval of the Depositor and the Certificate Insurer.

       (c) In connection with each Subsequent Transfer Date and on the related Distribution Date the Trustee shall determine (i) the amount and correct dispositions of the Capitalized Interest Requirement and Pre-Funding Account Earnings for such Distribution Date in accordance with the provisions of this Agreement and (ii) any other necessary matters in connection with the administration of the Pre-Funding Account and of the Capitalized Interest Account. In the event that any amounts are released as a result of calculation error by the Trustee from the Pre-Funding Account or from the Capitalized Interest Account, the Trustee shall not be liable therefor, and the Seller shall immediately repay such amounts to the Trustee.

       SECTION 2.14.  Mandatory Prepayment.

       In the event that, on January 31, 1997, not all of the Pre-Funding Amount has been used to acquire Subsequent Mortgage Loans, then the Trustee shall pay the Classes of Certificates then entitled to receive distributions of principal the remaining Pre-Funding Amount as a partial prepayment on the Distribution Date in February 1997, as set forth in
  Section 4.08.

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                                  OF THE TRUST

            SECTION 3.01. Administration of the Trust; Servicing of the Mortgage Loans.

            (a)  The  parties  hereto  intend  that  the  REMIC  Trust  shall constitute, and that the affairs of the REMIC Trust shall be conducted so as to qualify it as, a REMIC in accordance with the REMIC Provisions. In furtherance of such intention, the parties hereto each covenants and agree that they shall not knowingly take any actions or omit to take any actions that would disqualify the Trust for REMIC election or status and the Trustee covenants and agrees that it shall act in its capacity as Tax
  Matters Person, as agent for the REMIC Trust and as the "tax matters person" (as defined in the REMIC Provisions) and that in such capacity it shall: (i) prepare or cause to be prepared, execute and file, in a timely manner, an annual Tax Return and any other Tax Return required to be filed by the Trust established hereunder using a calendar year as the taxable year for the REMIC Trust established hereunder; (ii) in the related first such Tax Return, make (or cause to be made) an election satisfying the requirements of the REMIC Provisions, on behalf of the Trust, to be treated as a REMIC; (iii) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders all information, reports or Tax Returns required with respect to the REMIC Trust as, when and in the form required to be provided to the Certificateholders, and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including, without limitation, information reports relating to "original issue discount" as defined in the Code based upon the Prepayment Assumption and calculated by using the "Issue Price" (within the meaning of Section 1275 of the Code) of the Certificates of the related Class; (iv) not knowingly take any action or omit to take any action that would cause the termination of the REMIC status of the REMIC Trust, except as provided under this Agreement; (v) pay, from the sources specified in the last paragraph of this Section 3.01(a), the amount of any and all other federal, state and local taxes imposed on the REMIC Trust, its assets or transactions, including, without limitation, the tax on "prohibited transactions" imposed by Section 860F of the Code, the tax on "contributions" imposed by Section 860G(d) of the Code and the tax on "net income from foreclosure property" imposed by Section 860G(c) of the Code when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (vi) represent the Trust in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to a taxable year of the Trust, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of the Trust, and otherwise act on behalf of the Trust in relation to any tax matter involving the Trust; (vii) comply with all statutory or regulatory requirements with regard to its conduct of activi-ties pursuant to the foregoing clauses of this Section 3.01(a), including, without limitation, providing all notices and other information to the Internal Revenue Service and Holders of Class R Certificates required of a "tax matters person" pursuant to subtitle F of the Code and the Treasury Regulations thereunder; and (viii) make available information necessary for the computation of any tax imposed (A) on a transferor of residual interests to certain Disqualified Organizations or (B) on pass-through entities, any interest in which is held by a Disqualified Organization. The obligations of the Trustee pursuant to this Section 3.01(a) shall survive the termination or discharge of this Agreement.

            In order to enable the Trustee to perform its duties as set forth herein, the Seller shall provide or cause to be provided to the Trustee or its designee, within ten (10) days after the Closing Date, all information or data that the Trustee or its designee reasonably
  determines   to be relevant for tax    purposes as  to the  valuations and
  offering prices  of the  Certificates,   including, without  limitation, the
  price, yield, prepayment assumption and   projected  cash   flows  of  the
  Certificates   and  the  Mortgage  Loans.   Thereafter, the Seller shall
  provide to the  Trustee, promptly upon request   therefor, any  such
  additional  information or  data that  the Trustee  may   from  time to time
  reasonably request  in order to  enable the  Trustee to   perform  its
  duties as set  forth herein.   The Seller  shall indemnify the   Trustee and
  hold it  harmless for  any loss,  liability, damage,  claim or   expense of
  the Trustee arising  from any failure  of it to provide,  or to   cause  to
  be provided,  in  response to  the  reasonable  requests of  the   Trustee
  made  pursuant to this paragraph,  accurate information or  data to   the
  Trustee  on a timely basis.   The indemnification  provisions hereunder
  shall survive the termination of this Agreement.

            In the event that any tax is imposed on "prohibited transactions" of the REMIC Trust as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the REMIC Trust as defined in Section 860G(c) of the Code, on any gain recognized by the REMIC Trust pursuant to Section 860F(c) of the Code, on any contribution to the REMIC Trust after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, if not paid as otherwise provided for herein, such tax shall be paid by (i) the Trustee, if any such tax arises out of or results from the willful malfeasance, bad faith or negligence in the performance by the Trustee of any of its obligations under this Section 3.01(a), (ii) the Servicer or the Depositor, as applicable, if such tax arises out of or results from a breach by the Servicer or the Depositor of any of their respective obligations under this Agreement or (iii) in all other cases, or in the event that the Trustee, the Servicer or the Depositor fails to honor its obligations under the preceding clauses (i) or (ii), any such tax will be paid with amounts otherwise to be distributed to the Holders of the Class R
  Certificates pursuant to Section 4.04(a)(ix) or, in the event of an insufficiency in such amounts, such tax shall be paid directly by such Class R Certificateholders.

            (b)(i)    The Servicer  shall service and administer the Mortgage
       Loans in accordance with the terms of this Agreement and in accordance with the respective Mortgage Loans and in accordance with the instructions of the Trustee and the Certificate Insurer. Unless otherwise specified herein with respect to specific obligations of the Servicer, the Servicer shall service and administer the Mortgage Loans in the best interests of and for the benefit of the Holders and the Certificate Insurer in accordance with Accepted Servicing
       Procedures. To the extent consistent with the foregoing, the Servicer also shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Notes. Subject only to the above-described servicing standards and the terms of this Agreement and of the respective Mortgage Loans, the Servicer shall have full power and authority, acting alone and/or through Sub-Servicers as provided in Section 3.02, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. The Servicer shall promptly notify the Depositor, the Certificate Insurer, the Trustee and each Rating Agency in writing of (i) any event, circumstance or occurrence which may materially and adversely affect the ability of the Servicer to service any Mortgage Loan or to otherwise perform and carry out its duties, responsibilities and obligations under and in accordance with this Agreement and (ii) any attempt by a court or by a regulatory authority of which it has actual knowledge to assert jurisdiction over the Trust.

       Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of a Sub-Servicer, is hereby authorized and empowered when the Servicer believes it appropriate in its best judgment and subject to the requirements of Section 3.07 hereof, to execute and deliver, on behalf of the Certificateholders and the
       Trust or any of them, and upon notice to the Trustee, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect
       to the Mortgage Loans and the Mortgaged Properties and to   institute
       foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Trust and Certifi-
       cateholders.   The Servicer shall service  and administer the Mortgage
       Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. Subject to Section 3.16, the Trustee shall execute, at the written direction of the Servicer, any limited or special powers of attorney and other documents reasonably acceptable to the Trustee to enable the Servicer or any Sub-Servicer to carry out their servicing and administrative duties hereunder, including, without limitation, limited or special powers of attorney with respect to any REO Property, and the Trustee shall not be accountable for the actions of the Servicer or any Sub-Servicers under such powers of attorney and shall be indemnified by such parties with respect to such actions.

        (ii) Subject to Section 3.24 and in accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes, assessments and insurance premiums on the Mortgaged Properties which advances shall be made in a timely fashion so as to not adversely affect the Value of the Mortgaged Property or the interests of the Certificateholders and which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in
       Section 3.11; provided that the Servicer shall not be required to advance such funds to the extent it reasonably believes such funds will not be recoverable as evidenced by a certification of a Servicing Officer delivered to the Trustee and the Certificate
       Insurer. Any cost incurred by the Servicer or by Sub-Servicers in effecting the timely payment of taxes, assessments and insurance premiums on a Mortgaged Property shall not, for the purpose of calcu-lating distributions to Certificateholders, be added to the Loan Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

       (iii) Notwithstanding anything in this Agreement to the contrary, the Servicer shall not make any future advances to the Mortgagors with respect to a Mortgage Loan, and the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Rate, reduce or increase the principal balance or change the maturity date on such Mortgage Loan, unless (x) the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, imminent and (y) the Certificate Insurer consents to such modification in writing.

        (iv) All accounting and loan servicing records pertaining to each Mortgage Loan shall be maintained in such manner as will permit the Trustee, the Depositor, the Certificate Insurer, the Certificateholders or their duly authorized representatives and designees to examine and audit and make legible reproductions of records during reasonable business hours. All such records shall be maintained until the termination of this Agreement or such longer period as is required under applicable law, including, but not limited to, all transaction registers and loan ledger histories.

            The  Servicer  may   delegate  its  responsibilities  under  this
  Agreement; provided, however, that no such delegation shall release the
             --------  -------
  Servicer from  the  responsibilities or    liabilities arising  under  this
  Agreement.

            The Servicer's rights and obligations hereunder relate to each Group of Mortgage Loans. If the Servicer is terminated solely with respect to one Group of Mortgage Loans pursuant to Section 7.01 hereof, such Servicer's rights and obligations with respect to the remaining Group shall continue in full force and effect and a Successor Servicer shall be appointed pursuant to Section 7.02 hereof with respect to the Group as to which the rights and obligations of such Servicer have been terminated. Any such Successor Servicer with respect to one Group only shall have the same rights and obligations with respect to such Group that the initial Servicer had with respect to such Group, and all terms and provisions herein relating to the Servicer shall be deemed to relate to each Servicer solely with respect to the applicable Group, including the related Mortgage Loans and Certificateholders.

            SECTION 3.02.  Sub-Servicing  Agreements  Between  Servicer   and
                           Sub-Servicers.

            (a) The Servicer may enter into Sub-Servicing Agreements with Sub-Servicers acceptable to the Certificate Insurer with notice of any Sub-Servicing Agreement or amendment thereof promptly sent to the Trustee,
  for the  servicing and  administration of  the Mortgage Loans.   Each  Sub-
  Servicer shall (i) be authorized to transact business in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Sub-Servicer to perform its obligations hereunder and under the Sub-Servicing Agreement, (ii) have been designated an approved seller-servicer by FHLMC or FNMA for second mortgage loans, (iii) have equity of at least $5,000,000, as determined in accordance with generally accepted accounting
  principles   and  (iv)    be  approved   pursuant  to   the  provisions  of
  Section 3.26 hereof. Each Sub-Servicing Agreement must impose on the Sub-Servicer requirements conforming to the provisions set forth in Section
  3.08 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement and be approved in writing by the Certificate
  Insurer.   The  Servicer  and the  Sub-Servicers may  enter  into and  make amendments to the Sub-Servicing Agreements or enter into different forms of Sub-Servicing Agreements; provided, however, that any such amendments
                                --------   -------
  or different forms shall be consistent with and not violate the provisions of this Agreement and be approved in writing by the Certificate Insurer. Without limiting the foregoing, any variation without the consent of the Certificate Insurer from the provisions set forth in Section 3.08 relating to insurance or priority requirements of Sub-Servicing Accounts, or credits and charges to the Sub-Servicing Accounts or the timing and amount of remittances by the Sub-Servicers to the Servicer, are conclusively deemed to be inconsistent with this Agreement and therefore prohibited.

            (b) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee, the Depositor, the Certificate Insurer and the Certificateholders, shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement, including, without limitation, any obligation of the Sub-Servicer to make advances in respect of delinquent Mortgage Loans as required by a Sub-Servicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed. Anything contained in this Agreement which restricts or prohibits the Servicer's right to reim-bursement or indemnity shall not apply to any reimbursement or indemnity of the Servicer by any Sub-Servicer.


            SECTION 3.03.  Termination of Sub-Servicing Agreement.

            The Servicer shall be entitled to terminate any Sub-Servicing Agreement and the rights and obligations of any Sub-Servicer pursuant to any Sub-Servicing Agreement in accordance with the terms and conditions of such Sub-Servicing Agreement and if such termination is without cause, only with the written consent of the Certificate Insurer. In the event of termination of any Sub-Servicer, and unless a successor Sub-Servicer has otherwise been appointed pursuant to Section 3.26 hereof, all servicing obligations of such Sub-Servicer shall be assumed simultaneously by the Servicer without any additional act or deed on the part of such Sub-Servicer or the Servicer, and the Servicer shall service directly the related Mortgage Loans.

            Each Sub-Servicing  Agreement shall  include  the provision  that such agreement may be immediately terminated by the Trustee at the request of the Certificate Insurer in the event that the Servicer shall, for any reason, no longer be the Servicer (including termination due to a Servicer Default). In no event shall any Sub-Servicing Agreement require the Trustee, as Successor Servicer, for any reason whatsoever to pay compensation to a Sub-Servicer in order to terminate such Sub-Servicer.

            SECTION 3.04.  Liability of the Servicer.

            Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Sub-Servicer, including, without limitation, any provisions to the effect that the Sub-Servicer is acting for the benefit of the Certificateholders, or reference to actions taken through a Sub-Servicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee, the Certificate Insurer and Certificate-holders for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Article III without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements, or by virtue of indemnification from the Sub-Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Servicer by such Sub-Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

            SECTION 3.05. No Contractual Relationship Between Sub-Servicers and Trustee or Certificateholders.

            Any Sub-Servicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such and not as an originator shall be deemed to be between the Sub-Servicer and the Servicer alone, and the Trustee, the Certificate Insurer and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities  with  respect to  the  Sub-Servicer  except as  set  forth  in
  Section 3.06 notwithstanding any provisions hereof or in any Sub-Servicing Agreement to the effect that the Sub-Servicer is acting for the benefit of the Certificateholders. The Servicer shall be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.


            SECTION 3.06.  Assumption   or   Termination   of   Sub-Servicing
                           Agreements by Trustee.

            In the event the Servicer shall for any reason no longer be the Servicer (including by reason of a Servicer Default), the Trustee or any designee consented to by the Certificate Insurer, except that if a Certificate Insurer Default has occurred and is continuing, the consent of the Majority Certificateholders alone, shall thereupon assume all of the rights and obligations of the Servicer under each Sub-Servicing Agreement that the Servicer may have entered into, unless the Trustee elects to terminate any subservicing agreement or unless the Trustee is directed by the Certificate Insurer to terminate any Sub-Servicing Agreement and provided that the Trustee shall not be required to assume any obligation to pay compensation to any Sub-Servicer in order to terminate any such Sub-Servicer. To the extent any subservicing agreement is not so terminated, the Trustee, its designee or the successor servicer for the Trustee appointed pursuant to Section 7.02 shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Sub-Servicing Agreement to the same extent as if each Sub-Servicing Agreement had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under any Sub-Servicing Agreement with regard to events occurring prior to the date the Servicer ceased to be the servicer hereunder.

            The Servicer at its expense shall, upon request of the Trustee, promptly deliver to the assuming party all documents and records relating to each Sub-Servicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Sub-Servicing Agreements to the assuming party.

            SECTION 3.07.  Collection of Certain Mortgage Loan Payments.

            The Servicer shall make reasonably diligent efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with
  this Agreement, follow Accepted Servicing Procedures.   The Servicer may in
  its discretion waive or permit to be waived any penalty interest or any other fee or charge which the Servicer would be entitled to retain hereunder as servicing compensation and extend the Due Date on a Mortgage Note for a period (with respect to each payment as to which the Due Date is extended) not greater than 90 days after the initially scheduled due date for such payment; provided, however, that such extension shall not
                           --------  -------
  result in the imposition of  a   tax  on  a  "prohibited  transaction"  of
  the  Trust  or  affect  the   qualification of  the Trust as a  REMIC.
  Notwithstanding anything  in this   Agreement to  the contrary,  the
  Servicer shall  not permit any  additional   extension or  modification with
  respect to  any Mortgage  Loan other  than   that  permitted  by  the
  immediately  preceding  sentence unless  (i)  the   Mortgage Loan is in
  default or, in the  judgment of the Servicer,  default   is  imminent,  and
  (ii)  the  Servicer  shall have  given  the  Certificate   Insurer
  telephonic and telecopied notice of its intent to make such additional extension or modification and the Certificate Insurer shall not, within two Business Days after such notice was given, have given telephonic and telecopied notice to the Servicer that it disapproves
  of   such extension or modification.

            No such extension or modification shall affect the amortization of any Mortgage Loan for the purposes of any computation hereunder. In the event of any such extension or modification, the Servicer shall make timely Delinquency Advances on the related Mortgage Loan during the period of such extension or modification.

            SECTION 3.08.  Sub-Servicing Accounts.

            In those cases where a Sub-Servicer is servicing a Mortgage Loan pursuant to a Sub-Servicing Agreement, the Sub-Servicer will be required to establish and maintain one or more accounts (collectively, the "Sub-Servicing Account"). The Sub-Servicing Account shall be an Eligible Account. The Sub-Servicer will be required to deposit into the Sub-Ser-vicing Account no later than the first Business Day after receipt all proceeds of Mortgage Loans received by the Sub-Servicer, less its servic-ing compensation to the extent permitted by the Sub-Servicing Agreement and to remit such proceeds to the Servicer for deposit in the Collection Account not later than the second Business Day following receipt thereof by the Sub-Servicer. Notwithstanding anything in this Section 3.08 to the contrary, the Sub-Servicer shall only be able to withdraw funds from the Sub-Servicing Account for the purpose of remitting such funds to the Servicer for deposit into the Collection Account. The Servicer shall require the Sub-Servicer to cause any collection agent of the Sub-Servicer to send a copy to the Servicer of each statement of Monthly Payments collected by or on behalf of the Sub-Servicer within five Business Days after the end of every month, and the Servicer shall compare the information provided in such reports with the deposits made by the Sub-Servicer into the Collection Account for the same period. For purposes of this Agreement other than Section 3.10, the Servicer shall be deemed to have received payments on the Mortgage Loans on the date on which the Sub-Servicer has received such payments.

            SECTION 3.09.  Collection  of  Taxes,  Assessments   and  Similar
                           Items; Servicing Accounts.

            The  Servicer may  and, if  required by  the  Servicer, the  Sub-
  Servicers shall, establish and maintain one or more accounts (the "Servicing Accounts"), into which any collections from the Mortgagors (or related advances from Sub-Servicers) for the payment of taxes, assess-ments, hazard insurance premiums, and comparable items for the account of the Mortgagors shall be deposited and retained. Servicing Accounts shall be Eligible Accounts. Withdrawals of amounts so collected from a Servicing Account may be made only to (i) effect timely payment of taxes, assessments, hazard insurance premiums, and comparable items; (ii) reimburse the Servicer (or a Sub-Servicer to the extent provided in the related Sub-Servicing Agreement) out of related collections for any advances made pursuant to Section 3.01(b) (with respect to taxes, assess-ments and insurance premiums) and Section 3.13 (with respect to hazard insurance); (iii) refund to Mortgagors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to
  Mortgagors on balances in the Servicing Account; or (v) clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 10.01. As part of its servicing duties, the Servicer or Sub-Servicers shall pay to the Mortgagors interest on funds in Servicing Accounts, to the extent required by law and, to the extent that interest earned on funds in the Servicing Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement from the Trust, the Trustee, the Depositor, any Certificateholder or the
  Certificate Insurer therefor. Upon request of the Trustee, the Seller or the Certificate Insurer, the Servicer shall cause the bank, savings association or other depository for each Servicing Account to forward to the Trustee and the Certificate Insurer copies of such statements or reports as the Trustee, the Depositor, the Placement Agent, the Underwriter, any Certificateholder or the Certificate Insurer shall reasonably request.

            SECTION 3.10.  Collection Account.

            (a)  The Servicer  shall  establish  and  maintain  one  or  more accounts to conform to the definition of Collection Account, held in the name of the Cityscape Home Equity Loan Trust, Series 1996-4 on behalf of the Trustee in trust for the benefit of the Certificateholders and the Certificate Insurer, as their interests may appear. The establishment of the Collection Account shall be evidenced by a certification of the Servicer in the form attached hereto as Exhibit G. The Servicer shall deposit or cause to be deposited in the Collection Account as soon as practicable, but in no event later than the close of business on the second Business Day after its receipt thereof (or, if applicable, on or prior to the date otherwise specified herein), the following payments and collections received or required to be made by it subsequent to the Cut-Off Date (other than the amounts described in the penultimate paragraph of this Sub-Section due and owing on or prior to the Cut-Off Date):

         (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans in each Group;

        (ii) all payments on account of interest on each Mortgage Loan in each Group;

       (iii) any Delinquency Advances with respect to Mortgage Loans in each Group, as required pursuant to Section 4.06;

        (iv)     any  amounts required  to be  deposited pursuant  to Section
       3.23 by the Servicer in connection with any Prepayment Interest Shortfalls in respect of the Mortgage Loans in each Group;

         (v) all Net Recovery Proceeds in respect of the Mortgage Loans in each Group;

        (vi) any amounts required to be deposited by the Servicer pursuant to the fourth paragraph of Section 3.13 in respect of any blanket policy deductibles;

       (vii) all Purchase Prices paid by the Seller or the Servicer in respect of the Mortgage Loans in each Group;

       (viii) all Substitution Shortfall Amounts paid by the Seller or the Servicer in respect of the Mortgage Loans in each Group; and

        (ix) any amounts required to be deposited by the Servicer pursuant to Section 3.10(b) in respect of investment losses.

  For purposes of the immediately preceding sentence, the Cut-Off Date with respect to any Qualified Substitute Mortgage Loan shall be deemed to be the date of substitution, but the unpaid principal balance of such Qualified Substitute Mortgage Loan shall not include the principal portion of any Monthly Payment made, or the scheduled principal portion of any Monthly Payment that was due to be made but was not received by the Servicer, in such month of substitution.

            The Servicer shall maintain a record of all deposits to the Collection Account on a Group-by-Group basis.

            Notwithstanding any other provision herein, the amounts of principal collected and interest due on the Mortgage Loans on or before the Cut-Off Date need not be deposited into the Collection Account by the Servicer.

            The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment or late payment charges, penalty interest, extension fees or assumption fees need not be deposited by the Servicer in the Collection Account.

            (b) Not later than 12:00 noon, New York time, on each Servicer Remittance Date the Servicer shall deposit in the Collection Account the amount of any net loss incurred in connection with the investment of funds in the Collection Account since the prior Servicer Remittance Date; such amounts shall be funded from the Servicer's own funds without any right to reimbursement. The Servicer shall give prompt notice to each of the Rating Agencies, the Certificate Insurer, the Placement Agent and the Underwriter of the amount of any such net loss.

            (c) Funds in the Collection Account shall be invested in Permitted Investments in accordance with the provisions set forth in
  Section 3.12. The Servicer shall give notice to the Trustee, the Placement Agent, the Underwriter, the Certificateholders, the Seller, the Depositor and the Certificate Insurer of the location of the Collection Account on or before the Closing Date, and prior to any change thereof.

            (d) Funds held in the Collection Account at any time may be delivered by the Servicer to the Trustee for deposit in the Certificate Account and for all purposes of this Agreement shall be deemed to be a part of the Collection Account.

            SECTION 3.11.  Withdrawals from the Collection Account.

                 The Servicer or the Trustee at the written request of the Servicer shall, from time to time, make withdrawals from the Collection Account for any of the following purposes:

         (i) to deposit into the Certificate Account on or prior to 12:00 noon, New York time (after having received Delinquency Advances for such period), on the Servicer Remittance Date:

                 (A) with respect to each Group, the Interest Remittance Amount; and

                 (B) with respect to each Group, an amount with respect to principal (with respect to each Group, the "Principal Remittance Amount") equal to (I) the sum, without duplication, of the amounts described in Sections 3.10(a)(i) for such Group, 3.10(a)(v) for such Group remaining after prior application thereof to all accrued and unpaid interest on the related Mortgage Loan (but not in excess of the then-outstanding Loan Balance of the related Mortgage Loan), 3.10(a)(vi) for such Group (insofar as such amounts relate to principal), 3.10(a)(vii) for such Group (insofar as such amounts relate to principal), 3.10(a)(viii) for such Group (insofar as such amounts relate to principal) and 3.10(a)(ix) for such Group, in each case to the extent actually received in the related Due Period, minus (II) the amounts described in clause (iii) of this Section 3.11 for such Group (insofar as such amounts relate to principal) withdrawn by the Servicer from the Collection Account since the prior Servicer Remittance Date (or, in the case of the first Servicer Remittance Date, since the Closing Date);

        (ii) to pay to the Servicer (x) when collected on the related Mortgage Loan, all recovered and previously unreimbursed Delinquency Advances, Servicing Advances, prepayment penalties and, as servicing compensation, the Servicing Fee and (y) any interest or investment income earned on funds deposited in the Collection Account (net of investment losses);

       (iii) to pay to the Servicer or the Seller, as the case may be, with respect to each Mortgage Loan that has previously been purchased or replaced pursuant to Section 2.06 or Section 3.15(c) all amounts received thereon in any month subsequent to the month of such purchase or substitution, as the case may be;

        (iv) to reimburse the Servicer for any Delinquency Advance previously made that the Servicer has determined to be a Nonrecoverable Delinquency Advance or a nonrecoverable Servicing Advance;

         (v) to reimburse the Servicer or the Trustee, as the case may be, for expenses reasonably incurred in respect of the breach or defect giving rise to the purchase obligation under Section 2.06 of this Agreement that were included in the Purchase Price of the Mortgage Loan, including any expenses arising out of the enforcement of the purchase obligation, but only to the extent included in the related Purchase Price;

        (vi) subject to the Servicer's obligation to deposit any Make-Whole Amount into the Certificate Account pursuant to Section 3.17 hereof, to pay to the Servicer the excess, if any, of any Net Recovery Proceeds over the sum of (a) the Loan Balance of the related Mortgage Loan, (b) accrued and unpaid interest on the related Mortgage Loan;

       (vii) to withdraw any amount not required to be deposited in the Collection Account, which amount shall include all interest payments as to which the related Due Date occurs on or prior to the Cut-Off Date;

       (viii)    to clear  and terminate the  Collection Account  pursuant to
       Section 10.01; and

       (ix) in the event of a prepayment or satisfaction of a Mortgage Loan, to pay the refunds and expenses to which the Mortgagor is entitled as set forth on requests submitted by the Servicer which requests shall be substantially in the form of Exhibit O attached hereto.

            SECTION 3.12.  Investment of Funds in the Accounts.

            (a) The Servicer may direct in writing any depository institution maintaining the Collection Account, Certificate Account, Distribution Account, the Pre-Funding Account or the Capitalized Interest Account, to invest the funds held therein in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) if such Permitted Investments are not obligations of the institution maintaining the account from which the funds are
  required to be withdrawn,    no later than the  Business Day immediately
  preceding the  earliest date on   which  such  funds  may be  required  to
  be  withdrawn  from such  account   pursuant to  this Agreement but  in no
  event later  than the Business  Day   immediately  preceding  the  next
  Distribution  Date,  and  (ii)  if  such   Permitted Investments  are
  obligations of  the institution  maintaining the   account from which the
  funds are required to  be withdrawn, no later  than   the earliest  date on
  which such funds may be required to be withdrawn from   such account
  pursuant to  this  Agreement, or,  in the  case  of the  Pre-   Funding
  Account  and the  Capitalized Interest Account,  the date on  which   the
  Seller so designates, but in no event later than the next Distribution Date. All such Permitted Investments shall be held to maturity, unless payable on demand.

            If the Servicer, with respect to the Collection Account, Certificate Account, the Distribution Account, the Pre-Funding Account or the Capitalized Interest Account, does not provide investment directions to the depository institution with respect to the funds on deposit therein, such funds shall be invested in the Permitted Investments specified in clause (v) of the definition thereof, which may be administered by an affiliate of such depository institution.

            Any investment  of funds on deposit in any  Account shall be made in the name of the Trustee, in trust for the benefit of the Certificateholders. With respect to any Account held by the Trustee, the Trustee shall have sole control (except with respect to investment direction) over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent, together with any document of transfer necessary to transfer title to such investment to the Trustee or its nominee. In the event amounts from funds on deposit in any Account are at any time invested in a Permitted Investment payable on demand, the Trustee shall:

            (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

            (y) demand payment of all amounts due thereunder promptly by a Responsible Officer of the Trustee having actual knowledge that such Permitted Investment would not constitute a Permitted Investment.

            (b) All net income and net gain realized from investment of funds deposited in the Collection Account shall be for the benefit of the Servicer and shall be subject to its withdrawal in accordance with Section
  3.11. Net income or net gain realized from investment of funds deposited in the Certificate Account shall be treated in accordance with Article IV.

            (c) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee shall take such action as it is directed in writing by the Servicer or the Seller, as appropriate, to enforce such payment or performance, including the initiation and prosecution of appropriate proceedings; provided, however, that the Trustee shall be
                           --------  -------
  indemnified   and   reimbursed   for   any  costs, expenses,  losses, or
  liabilities  as  provided in  Section  8.05.

            SECTION 3.13. Maintenance of Hazard Insurance and Errors and Omissions and Fidelity Coverage.

            The Servicer shall cause to be maintained for each Mortgage Loan, hazard insurance with insurers meeting FNMA or FHLMC guidelines with extended coverage on the related Mortgaged Property in an amount which is at least equal to the lesser of (a) the Loan Balance of such Mortgage Loan and any First Lien, (b) the maximum insurable value of such Mortgaged Property, and (c) the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis, in each case in an amount not less than such amount as is necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. The Servicer shall also cause to be maintained fire insurance with extended coverage on each REO Property in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the sum of the Loan Balance of the related Mortgage Loan and any First Lien at the time it became an REO Property, plus (x) accrued interest at the Mortgage Rate as of the time the Mortgage Loan became an REO Property and (y) related Servicing Advances as of the time the Mortgage Loan became an REO Property.

            Any amounts to be collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or amounts to be released to the Mortgagor in accordance with Accepted Servicing Procedures, subject to the terms and conditions of the related Mortgage and Mortgage Note) shall be deposited in the Collection Account, subject to withdrawal pursuant to
  Section 3.11.

            Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to Certificateholders, be added to the Loan Balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property or REO Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area (and if the flood insurance policy referenced herein has been made available), the Servicer will cause to be maintained flood insurance in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the sum of the Loan Balance of the related Mortgage Loan and any First Lien, (ii) the maximum insurable value of the related Mortgaged Property, and (iii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

            In  the event  that  the Servicer  shall  obtain and  maintain  a blanket policy with an insurer having a General Policy Rating of A:VIII or better in Best's Key Rating Guide insuring against fire and hazard losses on all of the Mortgage Loans, or such other insurer as the Certificate Insurer may allow, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 3.13, it being understood and agreed that such policy may contain a deductible clause that is in form and substance consistent with standard industry practice for servicers of mortgage loans comparable to the Mortgage Loans, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of this Section 3.13, and there shall have been one or more losses which would have been covered by such policy, deposit to the Collection Account from its own funds the amount
  not otherwise    payable under the blanket policy because of  such
  deductible clause without   any right  of reimbursement therefor.  In
  connection with its activities as   administrator and  servicer of the
  Mortgage  Loans, the Servicer  agrees to   prepare and  present, on  behalf
  of  itself, the  Trustee, the  Certificate   Insurer and Certificateholders,
  claims under any such blanket policy  in a   timely fashion in accordance
  with the terms of such policy.

            The Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of the Servicer's obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of FNMA or FHLMC if it were the purchaser of the Mortgage Loans. The Servicer shall also maintain a fidelity bond in the form and amount that would meet the requirements of FNMA or FHLMC if it were the purchaser of the Mortgage Loans. The Servicer shall be deemed to have complied with this provision if an affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer. Any such errors and omissions policy and fidelity bond shall not be canceled without thirty days' prior written notice to the Trustee and the Certificate Insurer. Upon the request of the Trustee, any Certificateholder or the Certificate Insurer, the Servicer shall furnish to the requesting party copies of all binders and policies or certificates evidencing that such bonds and insurance policies are in full force and effect. The Servicer shall also cause each Sub-Servicer to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet the requirements set forth above.

            SECTION 3.14. Enforcement of Due-On-Sale Clauses; Assumption Agreements.

            (a)  Except  as  otherwise provided  in  the  next sentence,  the
  Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause, if any, applicable thereto. If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause or enforcement would materially increase the risk of default or delinquency on, or impair the security for, the Mortgage Loan, the Servicer will enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. The Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the Mortgage Note, provided that no such substitution shall be effective unless such person satisfies the underwriting criteria of the Servicer as of the date of substitution which shall not be less restrictive than such criteria as set forth on Exhibit M hereof. In connection with any assumption or substitution, the Servicer shall apply Accepted Servicing Procedures. Any fee collected by the Servicer in respect of an assumption or substitution of liability agreement will be retained by the Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including, but not limited to, the related Mortgage Rate and the amount of the Monthly Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original copy of such sub-stitution or assumption agreement, which copy shall be added to the
  related Mortgage File and    shall, for all purposes, be considered a part
  of such  Mortgage File to the   same extent  as all  other documents  and
  instruments  constituting a  part   thereof.

            Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or by the terms of the Mortgage Note or any assumption which the Servicer believes in good faith that it may be restricted by law from preventing, for any reason whatever. For purposes of this Section 3.14, the term "assumption" is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

            SECTION 3.15.  Realization Upon Defaulted Mortgage Loans.

            (a) The Servicer shall, consistent with the servicing standards set forth in Section 3.01(b), foreclose upon or otherwise comparably con-vert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
  Section 3.07. In connection with realization upon defaulted Mortgage Loans, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in accordance with Accepted Servicing Practices and the requirements of insurers under any insurance policy required to be maintained hereunder with respect to the related Mortgage Loan. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided,
                                                                    --------
  however, that such costs and expenses will be   recoverable as Servicing
  -------
  Advances by the Servicer as contemplated  in this   Section 3.15.

            The Servicer shall not be required to make any Servicing Advance, to foreclose upon any Mortgaged Property, or otherwise expend its own funds toward the restoration of any Mortgaged Property that shall have suffered damage from an Uninsured Cause, unless it shall determine in its reasonable judgment, as evidenced by a certificate of a Servicing Officer, that such foreclosure or restoration, as the case may be, will increase the proceeds of liquidation of the related Mortgage Loan after reim-bursement to itself for Servicing Advances. Any Servicing Advances made with respect to a Mortgage Loan shall be recoverable by the Servicer only from recoveries on such Mortgage Loan.

            (b) Prior to conducting any sale in a foreclosure proceeding or accepting a deed-in-lieu of foreclosure with respect to any Mortgaged Property, the Servicer shall cause a review to be performed, in accordance with Accepted Servicing Practices, on the Mortgaged Property by a company such as Equifax, Inc. or Toxicheck, and the scope of such review shall be limited to the review of public records and documents for indications that such Mortgaged Property has on it, or is near, hazardous or toxic material or waste. If such review reveals that the Mortgaged Property has on it, under it or is near hazardous or toxic material or waste or reveals any other environmental problem, the Servicer shall provide a copy of the related report with an attached certification of a Responsible Officer that based on an analysis of all available information (including clean up costs and liability claims) at the time it is the best judgment of such Responsible Officer that such foreclosure shall increase Net Recovery Proceeds to the Trustee and the Certificate Insurer and the Trust shall take title to such Mortgaged Property only after the Trustee has obtained the prior written consent of the Certificate Insurer. The Trustee shall promptly forward such report and certification to the Certificateholders.

            (c) The Servicer may at its option purchase from the Trust any Mortgage Loan which is 90 days or more Delinquent and which the Servicer determines in good faith will otherwise become subject to foreclosure proceedings at a price equal to the Purchase Price (evidence of such determination to be delivered in writing to the Trustee, the Seller and the Certificate Insurer prior to purchase); provided, however, that the aggregate Loan Balance of Mortgage Loans that may be so purchased by the Servicer shall not exceed an amount equal to 10% of the aggregate of the Cut-Off Date Loan Balances of all Mortgage Loans. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited into the
  Collection Account and the Trustee, upon (i) receipt of an Officer's Certificate of the Servicer as to the making of such deposit and (ii) confirmation that such deposit has been made, shall release or cause to be released to the Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment as are furnished by the Servicer, in each case without recourse, as shall be necessary to vest in the Servicer title to any Mortgage Loan released pursuant hereto, and the Trustee shall have no further responsibility or liability (except as to its own acts) with regard to such Mortgage Loan.

            (d) Unless otherwise required pursuant to the Mortgage Note, any Property Insurance Proceeds or Liquidation Proceeds received with respect to a Mortgage Loan or REO Property (other than received in connection with a purchase by the Class R Certificateholders of all the Mortgage Loans and REO Properties in the Trust Estate pursuant to Section 10.01) will be allocated in the following order of priority, in each case to the extent of available funds: first, to reimburse the Servicer or any Sub-Servicer for any related unreimbursed Servicing Advances, and any related unreimbursed Delinquency Advances theretofore funded by the Servicer or any Sub-Servicer from its own funds, in each case, with respect to the related Mortgage Loan; second, to accrued and unpaid interest on the Mortgage Loan, at the Mortgage Rate (or at such lesser rate as may be in effect for such Mortgage Loan pursuant to application of the Civil Relief Act) on the Loan Balance of such Mortgage Loan, to the date of the Final Recovery Determination if one has been made, or to the Due Date in the Due Period prior to the Distribution Date on which such amounts are to be distributed if a Final Recovery Determination has not been made, minus any accrued and unpaid Servicing Fees with respect to such Mortgage Loan; third, to the extent of the Loan Balance of the Mortgage Loan outstanding immediately prior to the receipt of such proceeds, as a recovery of principal of the related Mortgage Loan; and fourth, to any prepayment or late payment charges or penalty interest payable in connection with the receipt of such proceeds and to all other fees and charges due and payable with respect to such Mortgage Loan.

            (e) The Servicer shall deliver to the Trustee, the Seller and the Certificate Insurer on each Servicer Remittance Date a Liquidation Report in the form annexed as Exhibit H hereto as well as an electromagnetic tape in computer readable format (along with the Officers' Certificate referenced in the definition of Final Recovery Determination) with respect to each Mortgage Loan as to which the Servicer made a Final Recovery Determination during the related Due Period.

            SECTION 3.16.  Trustee to Cooperate; Release of Mortgage Files.

            Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Servicer will notify the Trustee by a certification in the form of Exhibit E-2 (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.10 have been or will be so deposited) of a Servicing Officer and shall request delivery to
  it of the Mortgage File.   Upon receipt of such certification  and request,
  the  Trustee  shall promptly  release  the  related Mortgage  File  to  the
  Servicer.     The Servicer shall  provide for  preparation of the
  appropriate instrument   of  satisfaction  covering any  Mortgage Loan
  which pays  in full  and the   Trustee shall  cooperate in the execution and
  return of such instrument to   provide  for its delivery  or recording  as
  may be  required.   No expenses   incurred  in connection  with any
  instrument of  satisfaction  or deed  of   reconveyance  shall be
  chargeable to  any Account  or  shall be  otherwise   chargeable to  the
  Trust,  the  Trustee,  the  Certificateholders  or  the   Certificate
  Insurer.

            From  time  to time  and  as  appropriate for  the  servicing  or foreclosureof anyMortgageLoan, theTrustee shall,upon requestofthe Servicer and delivery to the Trustee of a Request for Release in the form of Exhibit E-1, release the related Mortgage File to the Servicer, and the Trustee shall, at the direction of the Servicer, execute such documents as shall be necessary to the prosecution of any such proceedings. Such Request for Release shall obligate the Servicer to return each and every document previously requested from the Mortgage File to the Trustee when the need therefor by the Servicer no longer exists, unless the Mortgage
  Loan has been liquidated and the Net Recovery Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Collection Account have been so depos-ited, a copy of the Request for Release shall be released by the Trustee to the Servicer.

            Upon written certification of a Servicing Officer, the Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.


            SECTION 3.17.  Servicing Compensation.

            As compensation for the activities of the Servicer hereunder, the Servicer shall be entitled to the Servicing Fee with respect to each Mortgage Loan in the Group with respect to which such Servicer is then acting as Servicer hereunder, subject to Section 3.23, payable from payments of interest, Property Insurance Proceeds or Liquidation Proceeds in respect of such Mortgage Loan and from amounts distributable in accordance with Section 4.04(a)(v). The right to receive the Servicing Fee may not be transferred in whole or in part except in connection with the transfer of all of the Servicer's responsibilities and obligations under this Agreement with respect to either Group or both Groups, as applicable, although any portion thereof may be paid to a Sub-Servicer as provided in the related Sub-Servicing Agreement.

            Additional  servicing compensation  in the  form of  Net Recovery
  Proceeds  in excess  of  the Loan  Balance of  the  related Mortgage  Loan,
  prepayment  charges,  penalty  interest,  assumption  fees,  late   payment
  charges or otherwise  shall be retained by the Servicer  only to the extent
  such  fees  or  charges  are  received  by   the  Servicer  (such  amounts,
  "Additional  Servicing  Compensation"); provided,  however,  that  on  each
                                           --------  -------
  Servicer Remittance Date, the  Servicer  shall transfer  from  the
  Collection  Account to  the Certificate   Account the  amount of  any
  Additional  Servicing Compensation,  up to  the   amount equal to  the
  Cumulative Net Losses  (calculated before  application   of such  amounts)
  (such amount, the  "Make-Whole Amount").   The Make-Whole   Amount  shall
  be  paid  only from  any  amounts  otherwise  available  for   withdrawal on
  such Servicer Remittance Date from  the Collection Account by   the Servicer
  pursuant to 3.11(a)(vi) hereof.   The Servicer  shall also be   entitled
  pursuant  to Section 3.11(a)(ii)  to interest or other  investment   income
  earned  from the investment  of funds on  deposit in the  Collection
  Account as  additional  servicing  compensation.   The  Servicer  shall  be
  required to pay all expenses incurred by it in connection with its servicing activities hereunder (including, without limitation, (x)
  payment   of premiums for the insurance  required by Section 3.13, to the
  extent such   premiums are not paid  by the related Mortgagors  or by a
  Sub-Servicer  and   (y) servicing compensation of each Sub-Servicer) and
  shall not be entitled   to reimbursement therefor except as specifically
  provided herein.

            SECTION 3.18.  Reports   to  the   Trustee;  Collection   Account
                           Statements.

            (a) On or before each Determination Date, the Servicer shall deliver to the Trustee (i) a computer-readable magnetic tape setting forth the payments and collections received with respect to the Mortgage Loans during the Due Period for the month immediately preceding the month in which such Determination Date occurs (such tape, a "Servicer Remittance Report") and (ii), if not included in the Servicer Remittance Report, a report and an electromagnetic tape in computer readable format, setting forth the information described in clauses (A) - (G) of Section 4.05 for the month immediately preceding the month in which such Determination Date occurs and such other information as the Trustee may request in order to fulfill its Obligations hereunder (such report, a "Delinquency Report").

            (b) If funds in the Collection Account during a Due Period have been invested in investments other than bank deposits of the depository institution maintaining the Collection Account or money market funds (as described in the definition of Permitted Investments), then, on or before the related Distribution Date, the Servicer shall forward to the Trustee, the Certificate Insurer and the Seller a statement in the form annexed hereto as Exhibit I setting forth the activity in the Collection Account during the preceding calendar month.

            SECTION 3.19.  Statement   as   to   Compliance   and   Financial
                           Statements.

            The Servicer will deliver to the Trustee, the Certificate Insurer, the Depositor and the Seller not later than 90 days following the end of each fiscal year (beginning with 1997) of the Servicer, an Officers' Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding year and of performance under this Agreement has been made under such officer's super-vision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof.

            Contemporaneously   with   the  submission   of   the   Officers'
  Certificate required by the preceding paragraph, the Servicer shall deliver to the Trustee and the Certificate Insurer a copy of its annual audited financial statements prepared in the ordinary course of business. The Servicer shall, upon the request of the Depositor, deliver to such party any unaudited quarterly financial statements of the Servicer.

            The Servicer shall forward to the Certificate Insurer a copy of any audited annual financial statements, as well as any unaudited quarterly financial statements, of any Sub-Servicer received by the Servicer, both at the Servicer's expense.

            The Servicer agrees to make available on a reasonable basis to the Depositor or the Certificate Insurer a knowledgeable officer of the Servicer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit the Certificate Insurer or the Depositor or the Underwriter or Placement Agent on reasonable notice to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying the Certificate Insurer or the Depositor that the Servicer has the ability to service the Mortgage Loans in accordance with this Agreement.

            The Servicer shall also furnish and certify to the requesting party such other information as to (i) its organization, activities and personnel relating to the performance of the obligations of the Servicer hereunder, (ii) its financial condition, (iii) the Mortgage Loans and (iv) the performance of the obligations of any Sub-Servicer under the related Sub-Servicing Agreement, in each case as the Trustee, the Depositor or the Certificate Insurer may reasonably request from time to time.

            SECTION 3.20.  Independent Public Accountants' Servicing Report.

            Not later than 90 days following the end of each fiscal year (beginning with 1997) of the Servicer, the Servicer at its expense shall cause any of Arthur Andersen & Co., Coopers & Lybrand, Deloitte & Touche, Ernst & Young, KPMG Peat Marwick and Price Waterhouse & Co. or such other nationally recognized firm of Independent Certified Public Accountants (which may also render other services to the Servicer) to furnish a statement to the Trustee, the Certificate Insurer, the Seller and the Depositor to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans under this Agreement or of mortgage loans under pooling and servicing agreements (including the Mortgage Loans and this Agreement) substantially similar to one another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, such firm confirms that such servicing has been conducted in compliance with such pooling and servicing agree-ments except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC requires it to report, each of which errors and omissions shall be specified in such statement. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Sub-Servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC (rendered within one year of such statement) of independent public accountants with respect to the related Sub-Servicer.


            SECTION 3.21.  Access to Certain Documentation.

            The Servicer shall provide to the OTS, the FDIC, and any other federal or state banking or insurance regulatory authority that may exercise authority over any Certificateholder or the Certificate Insurer, access to the documentation regarding the Mortgage Loans required by applicable state and federal laws and regulations. The Servicer shall similarly provide to the Trustee, the Depositor and the Certificate Insurer such access to the documentation regarding the Mortgage Loans as such Persons may reasonably require. Such access shall in each case be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Servicer or of a Sub-Servicer, as applicable, designated by it.

            SECTION 3.22.  Title,   Management   and   Disposition   of   REO
                           Property.

            (a) The deed or certificate of sale of any REO Property shall be taken in the name of the Trust, on behalf of the Certificateholders. The Servicer, on behalf of the Trust, shall sell any REO Property within two years after the Trust acquires ownership of such REO Property for purposes of Section 860G(a)(8) of the Code, unless the Servicer has delivered to the Trustee, the Depositor and the Certificate Insurer an Independent Opinion of Counsel, addressed to the Trustee, the Certificate Insurer, the Depositor and the Servicer, to the effect that holding such REO Property for more than two years after its acquisition will not result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code or cause the REMIC Trust to fail to qualify as a REMIC under federal law at any time that any Certificates are outstanding. The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by the REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under the REMIC Provisions.

            (b) The Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with any REO Property as are consistent with the manner in which the Servicer manages and operates similar property owned by the Servicer or any of its affiliates, all on such terms and for such period as the Servicer deems to be in the best interests of Certificateholders and the Certificate Insurer.


            Notwithstanding the foregoing, the Servicer shall not:

         (i) permit the Trust to enter into, renew or extend any New Lease with respect to any REO Property, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

        (ii) permit any amount to be received or accrued under any New Lease other than amounts that will constitute Rents from Real Property;

       (iii) authorize or permit any construction on any REO Property, other than the completion of a building or other improvement thereon, and then only if more than ten percent of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of
       Section 856(e)(4)(B) of the Code; or

        (iv) allow any Person to Directly Operate any REO Property on any date more than 90 days after its date of acquisition by the Trust;

  unless, in any such case, the Servicer has obtained an Independent Opinion of Counsel, addressed to itself, the Trustee and the Certificate Insurer, to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code at any time that it is held by the Trust, in which case the Servicer may take such actions as are specified in such Opinion of Counsel.

            The Servicer may contract with any Independent Contractor for the operation and management of any REO Property, provided that:

         (i) the terms and conditions of any such contract shall not be inconsistent herewith;

        (ii) any such contract shall require, or shall be administered to require, that the Independent Contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above and remit all related revenues (net of such costs and expenses) to the Servicer as soon as practicable, but in no event later than thirty days following the receipt thereof by such Independent Contractor;

       (iii) none of the provisions of this Section 3.22(b) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Servicer of any of its duties and obligations to the Trustee on behalf of the Certificate-holders with respect to the operation and management of any such REO Property; and

        (iv) the Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

  The Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Servicer shall be solely liable for all fees owed by it to any such Independent Contractor, irrespective of whether the Servicer's compensation pursuant to Section 3.17 is sufficient to pay such fees.

            (c) Subject to the time constraints set forth in Section 3.22(a), each liquidation of an REO Property shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer shall deem necessary or advisable, as shall be normal and usual in its general servicing activities, and the resulting Liquidation Proceeds shall be distributed in accordance with Section 3.15(d).

            (d) The Servicer shall prepare and file reports of foreclosure and abandonment in accordance with Section 6050(J) of the Code and shall provide written notice to the Trustee that such reports have been filed or that no filing was required.

            SECTION 3.23.  Prepayment Interest Shortfalls.

            The Servicer shall deposit into the Collection Account on or before 12:00 noon, New York time, on each Servicer Remittance Date an amount equal to the lesser of (i) the aggregate of the Prepayment Interest Shortfalls resulting from Principal Prepayments during the related Due Period and (ii) its aggregate Servicing Fee received in such Due Period.

            SECTION 3.24.  Superior Liens.

            The Servicer shall file (or cause to be filed) or record a request for notice of any action by a superior lienholder under a First Lien for the protection of the Trustee's interest, if (i) local law provides that the filing of such a request will result in notification of junior lienholders in the event foreclosure proceedings are instituted and
  (ii) applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption. The Servicer shall also notify any such superior lienholder in writing of the existence of the Mortgage Loan and request notification of any action (as described below) to be taken against the Mortgagor or the Mortgaged Property by the superior lienholder.

            Subject to the remainder of this Section 3.24, if the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the First Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Trust, whatever actions are necessary to protect the interests of the Certificateholders, and/or to preserve the security of the related Mortgage Loan, subject to the application of the REMIC Provisions. The
  Servicer shall advance the necessary funds to cure the default or reinstate the superior lien, if such advance would have the effect of increasing the Net Recovery Proceeds.

            No advance shall be required to be made hereunder if such advance would, if made, constitute a nonrecoverable Servicing Advance.
  The determination by the Servicer that it has made a nonrecoverable Servicing Advance or that any proposed advance, if made, would constitute a nonrecoverable Servicing Advance, shall be evidenced by a certification of a Servicing Officer delivered to the Certificate Insurer, the Seller, the Depositor, the Rating Agencies and the Trustee no later than the Business Day following such determination.


            SECTION 3.25.  Indemnification.

            (a) The Servicer shall indemnify the Seller, the Trust, the Certificate Insurer, the Depositor and the Trustee (each an "Indemnified Party") and hold harmless each of them against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of any of the Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement; provided, however,
                                                           --------  -------
  that if the Servicer is  not liable pursuant to  the provisions of Section
  6.03 hereof   for  its failure to perform  its duties  and service the
  Mortgage Loans in   compliance with  the terms of  this Agreement, then the
  provisions of this   Section 3.25 shall have no force and effect with
  respect to such failure.



            (b) The Seller, the Certificate Insurer, the Depositor or the Trustee, as the case may be, shall promptly notify the Servicer if a claim is made by a third party with respect to a breach of any of the Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this
  Agreement.   The Servicer  shall promptly  notify the  Certificate Insurer, the Trustee and the Depositor of any claim of which it has been notified pursuant to this Section 3.25 by a Person other than the Certificate Insurer or the Depositor as the case may be, and, in any event, shall promptly notify the Certificate Insurer and the Depositor of its intended course of action with respect to any claim. If the Certificate Insurer so directs the Servicer in writing within ten Business Days of such notice to the Certificate Insurer, the Servicer shall refrain from defending, and in any case if the Certificate Insurer so directs in writing at any time the Servicer shall cease defending (but only if the Servicer is not judicially or legally prohibited from doing so), such claim or shall settle such claim on terms acceptable to the Certificate Insurer; provided, however,
                                                           --------  -------
  that the Servicer need not comply  with the Certificate  Insurer's
  directions unless it is indemnified  to its   reasonable satisfaction  by
  the Certificate  Insurer against  anyliability   that the Servicer may incur
  as a consequence of such compliance.

            (c) The Servicer shall be entitled to participate in and, upon notice to the Indemnified Party, assume the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Indemnified Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to the counsel of the Servicer, but the fees and expenses of such counsel will be at the expense of such Indemnified Party, unless (a) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Servicer, (b) the Servicer has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Servicer and one or more Indemnified Parties, and the Indemnified Parties shall have been advised by counsel that there may be one or more legal defenses available to them which are different from or additional to those available to the Servicer. The Servicer shall not be liable for any settlement of any such claim or action unless the Servicer shall have consented thereto or be in default on its obligations hereunder. Any failure by an Indemnified Party to comply with the provisions of this Section shall relieve the Servicer of liability only if such failure is materially prejudicial to the position of the Servicer and then only to the extent of such prejudice.

            SECTION 3.26. Certain Procedures Relating to Successor Sub-Servicers and Successor Servicers.

            (a) In the event that any Sub-Servicer is to be terminated the Certificate Insurer and the Servicer shall consult among themselves with respect to the appointment of a successor Sub-Servicer (it being acknowledged that the Servicer is obligated to service directly the Mortgage Loans pursuant to Section 3.03 hereof if no successor Sub-
  Servicer is appointed pursuant to this Section). In the event that such parties cannot, with reasonable promptness (but in no event later than 30 days), agree on the identity of the successor Sub-Servicer (or whether the Servicer shall be required to service directly the Mortgage Loans) the decision of the Certificate Insurer shall control.

            (b) In the event that the Servicer is to be replaced, the Certificate Insurer and the Trustee shall consult among themselves with respect to the appointment of a successor Servicer (it being acknowledged that the Trustee is obligated to act as successor Servicer pursuant to
  Section 7.02 hereof,    if no other successor Servicer is appointed
  pursuant to  this Section).  In   the event that such parties  cannot, with
  reasonable promptness (but in  no   event  later  than  30  days),  agree
  on  the identity  of  the  successor   Servicer, the  decision of  the
  Certificate Insurer  shall control  except   that if a Certificate Insurer
  Default  has occurred and is continuing,  the   decision of the Trustee
  shall control.

            (c) In connection with any change in the Servicer's servicing software, the Servicer shall promptly deliver to the Trustee and the Certificate Insurer an Officer's Certificate detailing the substance of such change and the Servicer shall cooperate fully with the Trustee in any manner as the Trustee reasonably deems necessary with respect to such change.

            SECTION 3.27.  Reports   to    the   Securities   and    Exchange
                           Commission.

       The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder. Upon the request of the Trustee, each of the Seller, the Servicer and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.

                                   ARTICLE IV

                                 FLOW OF FUNDS

            SECTION 4.01.  Establishment of Accounts.

            The Trustee shall establish on the Closing Date, and thereafter maintain the Certificate Account, the Distribution Account, the Capitalized Interest Account, the Pre-Funding Account and the Policy Payments Account, each of which shall conform to the definition of Eligible Account and shall be held by the Trustee for the benefit of the Certificateholders and the Certificate Insurer, as their interests may appear.

            SECTION 4.02.  The Certificate Insurance Policy.

            (a) Not later than 3:00 p.m., New York time, on the third Business Day immediately preceding each Distribution Date, the Trustee shall determine the Group I Available Funds and the Group II Available Funds for such Distribution Date.

       To the extent any shortfall (an "Available Funds Shortfall") exists with respect to the Insured Distribution Amount relating to any Group after giving effect to the distributions specified in Section 4.04(b) hereof (calculating such distributions without giving effect to any Insured Payment), the Trustee shall complete a notice in the form attached to the Policy (the "Notice") and shall submit such Notice to the Certificate Insurer no later than 10:00 a.m., New York time, on the second Business Day preceding such Distribution Date. Such Notice may be delivered by electronic facsimile (in which case the original shall be sent by overnight courier). The Notice shall constitute a claim for an Insured Payment for such Group pursuant to the Policy for an amount equal to the Available Funds Shortfall for such Group. Upon receipt of Insured Payments for a Group on behalf of the related Certificateholders, the Trustee shall deposit such Insured Payments in the Policy Payments Account, and shall thereafter transfer such Insured Payments to the Distribution Account for distribution solely to the related Certificateholders in accordance with Section 4.04(b).

            (b) The Trustee shall establish a separate special purpose trust account for the benefit of the Holders of the Class A Certificates and the Certificate Insurer (such account, the "Policy Payments Account") over which the Trustee shall have exclusive control and sole right of withdrawal. The Trustee shall deposit any amount paid under the Policy in the Policy Payments Account and distribute such amount only for purposes of payment to the Holders of the related Class or Classes of Certificates of the Insured Payment for which a claim was made and such amount may not be applied to satisfy any costs, expenses or liabilities of the Servicer, the Trustee or the Trust. Amounts paid under the Policy shall be transferred to the Distribution Account in accordance with the next succeeding paragraph and thereafter disbursed by the Trustee to the
  Holders of the Class A Certificates in accordance with Section 4.04(b). It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay any Group I Distribution Amount or Group II Distribution Amount with other funds available to make such payment. However, the amount of any payment of principal of or interest on the Group I and Group II Certificates to be paid from funds transferred from the Policy Payments Account shall be noted in the statement to be furnished to related Holders of the Group I and Group II Certificates pursuant to Section 4.05. Funds held in the Policy Payments Account shall not be invested by the Trustee.

            On any  Distribution Date with respect to which  a claim has been made under the Policy, the amount of any funds received by the Trustee as a result of any claim under the Policy, to the extent required to make the related Insured Distribution Amount on such Distribution Date shall be withdrawn from the Policy Payments Account and deposited in the Distribution Account and applied by the Trustee, together with the other funds to be deposited in the Distribution Account, directly to the payment of the Insured Distribution Amount due on the related Certificates. Funds received by the Trustee as a result of any claim under the Policy shall be deposited by the Trustee in the Policy Payments Account and then transferred to the Distribution Account and used solely for payment to the related Holders of the related Certificates and may not be applied to satisfy any costs, expenses or liabilities of the Servicer, the Trustee or the Trust. Any funds remaining in the Policy Payments Account on the first Business Day following a Distribution Date shall be remitted to the Certificate Insurer, pursuant to the instructions of the Certificate Insurer, by the end of such Business Day.

            (c) The Trustee shall keep a complete and accurate record of the amount of interest and principal paid in respect of any Certificate from moneys received under the Policy. The Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior notice to the Trustee.

            (d) The Trustee shall receive, as attorney-in-fact of each Holder of a Group I or Group II Certificate, any related Insured Payment from the Certificate Insurer and disburse the same to each such Holder in accordance with the provisions of this Article IV. Insured Payments disbursed by the Trustee from proceeds of the Policy shall not be considered payment by the Trust nor shall such payments discharge the obligation of the Trust with respect to such Certificates, and the Certificate Insurer shall be entitled to receive the Reimbursement Amount pursuant to Section 4.04(a)(vi). By acceptance of a Certificate, each Holder of a Certificate agrees and recognizes that to the extent the Certificate Insurer makes Insured Payments, either directly or indirectly (as by paying through the Trustee), to the Certificateholders, the Certificate Insurer will be entitled to receive the Reimbursement Amount pursuant to Section 4.04(b)(III), (IV) and (V).

            (e) The Trustee shall promptly notify the Certificate Insurer of any proceeding or the institution of any action, of which a Responsible Officer of the Trustee has actual knowledge, seeking the avoidance as a preferential transfer under applicable bankruptcy, insolvency, receivership or similar law (a "Preference Claim") of any distribution made with respect to the Class A Certificates. Each Holder of a Class A Certificate, by its purchase of such Certificate, the Servicer and the Trustee agree that, the Certificate Insurer (so long as no Certificate Insurer Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated to, and each Holder, the Servicer and the Trustee hereby delegate and assign to the Certificate Insurer, to the fullest extent permitted by law, the rights of the Servicer, the Trustee and each Holder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to any adversary proceeding or action with respect to any court order issued in connection with any such Preference Claim.

            (f) It is understood and agreed that the intention of the parties is that the Certificate Insurer shall not be entitled to reimbursement on any Distribution Date for amounts previously paid by it unless on such Distribution Date the Group I and Group II Certificate-holders shall also have received the full amount of the Insured Distribution Amount for such Distribution Date.

            SECTION 4.03.  Deposits To, and Transfers Among, the Accounts.

            (a) The Trustee shall deposit to the Certificate Account, upon receipt, the Group I Interest Remittance Amount and the Group II Interest Remittance Amount, the Principal Remittance Amount with respect to each Group, any Make-Whole Amount for either Group required to be paid by the Servicer pursuant to Section 3.17, the Termination Price received by the Trustee in connection with a termination of the Trust pursuant to Article X hereof and any amounts transferred on such Distribution Date from either the Pre-Funding Account or the Capitalized Interest Account pursuant to
  Section 4.08 hereof. Records with respect to all amounts deposited to the Accounts shall be maintained on a Group-by-Group basis.

            (b) Prior to 1:00 p.m. New York time on any Distribution Date, the Trustee shall make all transfers required in order to make the payments required pursuant to Section 4.04.

            SECTION 4.04.  Flow of Funds and Distributions.

            (a) No later than 1:00 p.m., New York time, on each Distribution Date (or as described below) the Trustee shall apply the amounts on deposit in the Certificate Account in the following order of priority:

         (i) first, from amounts then on deposit in the Certificate Account with respect to each Group, the Trustee shall pay to the Certificate Insurer the Insurance Premium with respect each such Group, provided that no Certificate Insurer Default has occurred and is continuing;

        (ii) second, from amounts then on deposit in the Certificate Account with respect to each Group, the Trustee shall pay itself (x) the Trustee's Fee then due with respect to each such Group and (y) any payments required to be paid from the Trust with respect to each such Group pursuant to Section 8.05 up to $50,000 in cumulative payments in respect of this clause (y) for the preceding 12 month period plus any expenses incurred at the direction of the Certificate Insurer (provided such expenses are not for the Trustee acting in its capacity as successor Servicer or during a Servicer Default) ; and

       (iii) third, the Trustee shall transfer all remaining amounts then on deposit in the Certificate Account to the Distribution Account.

            (b) After making the transfers to the Distribution Account pursuant to Section 4.04(a)(iii) above and, if an Insured Payment required to be made with respect to such Distribution Date, from the Policy Payments Account pursuant to Section 4.02(b) above, the Trustee shall distribute such amounts as follows:

            (I) from amounts in respect of Group I Available Funds:

            (i) first, to the Holders of each Class of the Group I Certificates, their pro rata share (based on the amount of interest each such Class is entitled to receive) of the Group I Current Interest for such Distribution Date;

            (ii) second, to the Holders of the Group I Certificates (other than the Class A-IO Certificates), an amount equal to the Group I Principal Distribution Amount in the following order of priority:

                      (1) to the Class A-9 Certificates, an amount equal to the Class A-9 Priority Distribution Amount; and

                      (2) the remainder as follows:  first, to the Class A-1
                                                     -----
  Certificates, until the Certificate Principal Balance of the Class A-1 Certificates is reduced to zero;

                      second, to the Class A-2 Certificates, until the
                      ------
  Certificate Principal Balance of the Class A-2 Certificates is reduced to zero;

                      third, to the Class A-3 Certificates, until the
                      -----
  Certificate Principal Balance of the Class A-3 Certificates is reduced to zero;

                      fourth, to the Class A-4 Certificates, until the Class
                      ------
  Principal Balance of the Class A-4 Certificates is reduced to zero;

                      fifth, to the Class A-5 Certificates, until the Class
                      -----
  Principal Balance of the Class A-5 Certificates is reduced to zero;

                      sixth, to the Class A-6 Certificates, until the Class
                      -----
  Principal Balance of the Class A-6 Certificates is reduced to zero;

                      seventh,  to  the Class  A-7  Certificates,  until  the
                      -------
  Class Principal Balance of the Class A-7 Certificates is reduced to zero;

                      eighth,    to the  Class  A-8  Certificates, until  the
                      ------
  Class Principal Balance of the Class A-8 Certificates is reduced to zero;

                      ninth, to the Class A-9 Certificates, until the Class
                      -----
  Principal Balance of the Class A-9 Certificates is reduced to zero; and

            (iii) third, to the Holders of the Class A-10 Certificates, the amount necessary to pay the Group II Current Interest and any Group II Overcollateralization Deficit after giving effect to distributions from Group II Available Funds pursuant to subclauses (II)(i) and (ii) below;

            (II) from amounts in respect of Group II Available Funds:

             (i) first, to the Holders of the Group II Certificates, the Group II Current Interest for such Distribution Date; and

            (ii) second, to the Holders of the Group II Certificates, an amount equal to the Group II Principal Distribution Amount until the Certificate Principal Balance thereof is reduced to zero;

            (III)  from  amounts  in  respect  of  Group  I  Available  Funds
       remaining  after  the distributions  in    clause (I)  above,  to  the
       Certificate Insurer, the Group I Reimbursement Amount;

            (IV) from amounts in respect of Group II Available Funds remaining after the distributions in clause in (II) above, to the Certificate Insurer, the Group II Reimbursement Amount;

            (V) from amounts in respect of Group I Available Funds remaining after the distributions in clauses in (I) and (III) above, to the Certificate Insurer, any remaining Group II Reimbursement Amount;

            (VI) to the holders of the Group I or the Group II Certificates or to such other person to whom such amount is required to be paid pursuant to the Policy, the Preference Amount, if any, due and owing such holders or such person;

            (VII) On any Distribution Date, Group I Available Funds remaining after making the distributions required to be made pursuant to the foregoing priorities shall be distributed to the extent necessary to pay any Group II Overcollateralization Increase Amount remaining after the distributions pursuant to subclause (II)(ii) above;

            (VIII) to the Trustee, any payments required to be paid from the Trust pursuant to Section 8.05 and not previously paid pursuant to Section 4.04(a)(ii) above;

            (IX) to the Servicer, reimbursement for any indemnity payments made by it hereunder, to the extent the Servicer has certified to the Trustee that such amounts are owing to it; and

           (X) pro rata to the Holders of the Class R Certificates, the amount remaining, if any, in the Distribution Account after making the distributions in (I) through (IX) above.

            (c) Notwithstanding Section 4.04(b)(I)(ii) above, (x) in the event a Group I Overcollateralization Deficit exists on any Distribution Date and the aggregate amount distributable as principal (including any Insured Payments) of the Class A Certificates is not sufficient to reduce such Group I Overcollateralization Deficit to zero, then all amounts distributable as principal of the Class A Certificates on such Distribution Date shall be allocated concurrently to the outstanding Classes of Class A Certificates (other than the Class A-IO Certificates), pro rata, on the basis on their respective Class Certificate Principal Balances and (y) the aggregate amounts distributed on all Distribution Dates to the Holders of the Class A Certificates on account of principal shall not exceed the related Original Certificate Principal Balance existing on the Closing Date.

            (d) Whenever in the administration of the Trust the Trustee comes into possession of money or other property not otherwise required to be paid to the Group I or Group II Certificateholders, the Certificate Insurer, the Servicer or any other Person, or not required to be otherwise applied at any time pursuant to the provisions of this Agreement, the Trustee shall promptly distribute such money or other property to the Class R Certificateholders pro rata.

            (e)  Payments  to the  Certificateholders of  each Class  on each
  Distribution Date will be made to the Certificateholders of the respective Class of record on the related Record Date (other than as provided in
  Section 4.04(g) or Section 10.01 respecting the  final distribution on
  such   Class), and    shall  be made  to  each such  Certificateholder  (x)
  by wire transfer  of   immediately available funds  to the account of such
  Certificateholder  ata   bank  or  other  entity having  appropriate
  facilities  therefor, if  such   Certificateholder shall  have so  notified
  the  Trustee in  writing in  the   case of the first Distribution Date, by
  the Closing  Date, and, in the case   of  all subsequent Distribution Dates,
  at least five Business Days prior to   the Record  Date immediately prior
  to such  Distribution Date  and is  the   registered  owner of  a Class R
  Certificate, or  the  registered owner  of   Group   I  or  Group  II
  Certificates  evidencing  a  Percentage  Interest   aggregating  at least
  10%; or (y) otherwise  by check mailed by first class   mail to the address
  of such Certificateholder  appearing in the Certificate   Register.
  Payments to  the Certificate Insurer  on any Distribution  Date   will be
  made  by  wire transfer  of  immediately  available funds  to  the   account
  designated by the Certificate Insurer.

            (f) The rights of the Certificateholders to receive distribu-tions from the proceeds of the Trust in respect of the Certificates, and all interests of the Certificateholders in and to such distributions, shall be as set forth in this Agreement. In no event shall the Holders of any Class of Certificates, the Trustee, the Certificate Insurer, the Seller, the Depositor or the Servicer in any way be responsible or liable to the Holders of any other Class of Certificates in respect of amounts properly previously distributed on the Certificates.

            (g) Except as otherwise provided in Section 10.01, whenever the Trustee expects that the final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Trustee shall, no later than four days prior to the related Distribution Date, send, by overnight delivery or by registered mail, to each Holder on such date of such Class of Certificates and to the Certificate Insurer a notice to the effect that:

         (i)     the  Trustee  expects  that  the   final  distribution  with
       respect to such Class of Certificates will be made on such Distribution Date, and requesting that such Holder send its Certificates to the Trustee immediately following such final Distribution Date, and

        (ii) no interest shall accrue on such Certificates from and after the end of the related Due Period, and upon the Trustee's making of such final distribution with respect to such Class of Certificates, such Certificates will be absolutely null and void and of no further effect thereafter.

            (h) The Trustee shall distribute to the respective Group I and Group II Certificateholder any payment disbursed to it by the Certificate Insurer in respect of any previous distribution to a Group I or Group II Certificateholder that was avoided as a preference pursuant to a final, non-appealable order of a court of competent jurisdiction under applicable bankruptcy, insolvency, receivership or similar law, and that such Certificateholder has repaid to the receiver, conservator, debtor-in-possession or trustee in bankruptcy, as the case may be.

            (i) With respect to each Account, the Servicer shall deliver to the Trustee for deposit in the Certificate Account the amount of any losses incurred in connection with the investment of funds in such Account within one Business Day of receipt from the Trustee of notice of any such losses. The Trustee shall not be responsible for and shall be indemnified by the Servicer for any expenses or liability incurred with respect to such investment losses.

            SECTION 4.05.  Statements to Certificateholders.

            On each Distribution Date the Trustee shall forward by mail to each Holder of a Class A Certificate and to the Certificate Insurer, a statement, parts of which shall be based upon Servicer Information and upon which the Trustee shall conclusively rely without independent verification, as to the distributions made on such Distribution Date setting forth the following information:

            (a)  the amount of the distribution;

            (b) the amount of the distribution allocable to principal, separately identifying the aggregate amount of any Principal Prepayments for each Group or other recoveries of principal included therein and separately identifying any Overcollateralization Increase Amounts for each Group;

            (c)  the amount of the distribution allocable to interest;

            (d) the amount of any Insured Payment included in the amounts distributed to the Holders of Group I or Group II Certificates on such Distribution Date;

            (e) the principal amount of each Group I and Group II Certificate (based on a Certificate in the original principal amount of $1,000) which will be outstanding and the related Class Certificate Principal Balance, in each case after giving effect to any payment of principal on such Distribution Date;

            (f) the amount of any Overcollateralization Reduction Amount for each Group;

            (g) the amount of any Overcollateralization Deficit for each Group;

            (h)  the   amount   of   any    Specified   Overcollateralization
       Deficiency Amount for each Group;

            (i) the amount, if any, of any Realized Losses for each Group for the related Due Period;

            (j)  the  Overcollateralized  Amount  for  each  Group,  if  any,
       remaining   after  giving   effect  to   all  distributions   on  such
       Distribution Date;

            (k)  the Carry-Forward Amount for each Group, if any;

            (l) the total of any Substitution Shortfall Amounts or Purchase Price amounts paid or received by the Servicer with respect to the related Due Period for each Group;

            (m) the weighted average Mortgage Rate of the Mortgage Loans for each Group as of the last day of the calendar month preceding the month of such Distribution Date;

            (n) the current weighted average of the remaining terms of the Mortgage Loans for each Group;

            (o)  the number of Mortgage Loans outstanding for each Group;

            (p) the cumulative number and Loan Balances of liquidated Mortgage Loans for each Group;

            (q) the amount of cumulative Realized Losses and its percentage of the Maximum Collateral Amount for each Group and in total dollar amount;

            (r)  Reserved;

            (s)  Reserved;

            (t) the current outstanding aggregate Loan Balances of the Mortgage Loans for each Group as of the last day of the related Due Period;

            (v) the original Cut-Off Date Loan Balance of each Mortgage Loan which was modified or extended pursuant to Section 2.11 or 3.07 hereof;

            (w)  the Remittance Report (defined in Section 4.06);

            (x)  the Reimbursement Amount, if any;

            (y) the statement or report on all earnings on and withdrawals from the Capitalized Interest Account and the Pre-Funding Account; and

            (z)  the  Class   A-9  Priority  Distribution  Amount   for  such
       Distribution Date.

            Items (a), (b) and (c) above shall be presented on the basis of a certificate having a $1,000 denomination.

            In addition, on each Distribution Date the Trustee shall distribute to each Holder, together with the information described above, the following information based solely upon Servicer Information provided to the Trustee pursuant to Section 3.18(a) hereof upon which the Trustee may conclusively rely without independent verification:

            (A) with respect to each Group, the number of, and aggregate Loan Balance (including the percentage equivalent relative to the aggregate Loan Balance of all Mortgage Loans) of, Mortgage Loans (i) 30-59 days delinquent, (ii) 60-89 days delinquent and (iii) 90 days or more delinquent (which statistics shall include Mortgage Loans in foreclosure and bankruptcy but which shall exclude REO Properties), as of the close of business on the last day of the calendar month next preceding such Distribution Date and the aggregate Loan Balances of all Mortgage Loans as of such date;

            (B) the number of, and aggregate Loan Balance of, all Mortgage Loans in foreclosure proceedings (other than any Mortgage Loans described in clause (C)) and the percent of the aggregate Loan Balances of such Mortgage Loans to the aggregate Loan Balances of all Mortgage

       Loans, all as of the close of business on the last day of the calendar month next preceding such Distribution Date;

            (C) the number of, and the aggregate Loan Balance of, the related Mortgage Loans in bankruptcy proceedings (other than any Mortgage Loans described in clause (B)) and the percent of the aggregate Loan Balances of such Mortgage Loans to the aggregate Loan Balances of all Mortgage Loans, all as of the close of business on the last day of the calendar month next preceding such Distribution Date;

            (D) the number of REO Properties, the aggregate Loan Balances of the related Mortgage Loans, the book value of such REO Properties and the percent of the aggregate Loan Balances of such Mortgage Loans to the aggregate Loan Balances of all Mortgage Loans, all as of the close of business on the last day of the calendar month next preceding such Distribution Date;

            (E) for each Mortgage Loan which is an REO Property, the Loan Balance of such Mortgage Loan, the loan number of such Mortgage Loan, the Value of the Mortgaged Property, the value established by any new appraisal, the estimated cost of disposing of the Mortgage Loan and the amount of any unreimbursed Delinquency Advances and Servicing Advances;

            (F) for each Mortgage Loan which is in foreclosure, the Loan Balance of such Mortgage Loan, the Value of the Mortgaged Property, the Loan-to-Value Ratio as of the date of origination, the Loan-to-Value Ratio as of the close of business on the last day of the calendar month next preceding such Distribution Date and the last paid-to-date; and

            (G) the principal balance of each Mortgage Loan that was modified or extended pursuant to Section 2.10 or 3.01 hereof.

            The information provided in (A) - (G) above shall be provided to the Certificate Insurer on a Group-by-Group basis. Within a reasonable period (which shall not be more than 45 days) of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was a Holder of a Class A Certificate a statement containing the information set forth in subclauses (a)-(c) above, aggregated for such calendar year or applicable portion thereof during which such person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substan-tially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time are in force.

            On each Distribution Date the Trustee shall forward to the Certificate Insurer, to the Depositor, to the Seller, to each Holder of a Class R Certificate and to the Servicer a copy of the reports forwarded to the Class A Certificateholders on such Distribution Date, and a report of the amounts, if any, actually distributed with respect to the Class R Certificates on such Distribution Date.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to any Person who at any time during the calendar year was a Holder of a Class R Certificate a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.

            The Trustee upon written request shall forward to any Certificateholder within five Business Days after the furnishing or receipt thereof by the Trustee, as the case may be, copies of any (i) directions, notices, certificates, opinions or reports furnished hereunder by the Trustee to the Servicer, the Seller, the Depositor, the Certificate Insurer or to the Rating Agencies, (ii) directions, notices, certificates, reports, opinions or any other information or document furnished to the Trustee by the Servicer, the Seller, the Depositor, the Certificate Insurer or the Rating Agencies and (iii) anything requested in writing by any Certificateholder which the Trustee otherwise sends to some other Person pursuant to this Agreement (excluding, however, routine items sent to Mortgagors, taxing or local property records authorities and similar items) which, in the case of clause (iii), such Certificateholder is not otherwise receiving; provided, however, that any such documents or
                         --------  -------
  information requested under clause (iii) shall be at the expense of the requesting Certificateholder; provided, further, that the Trustee shall
                                --------  -------
  not be required to provide any document or information which it is otherwise legally prohibited from providing.

            SECTION 4.06. Remittance Reports; Delinquency Advances by the Servicer and Insurance Claims.

            (a) The Trustee shall, not later than four Business Days prior to each Distribution Date, prepare and furnish by telecopy a statement (with respect to such Distribution Date, the "Remittance Report") to the Seller, the Certificate Insurer and the Servicer setting forth: (i) the Insured Distribution Amount for such Distribution Date, separately identifying the portions thereof allocable to principal and interest; (ii) whether the Available Funds expected to be on deposit in the Distribution Account on such Distribution Date will be sufficient to cover the Insured Distribution Amount and, if not, the amount of the resulting Available Funds Shortfall; (iii) the amount of Delinquency Advances to be made by the Servicer in respect of the related Distribution Date, the aggregate amount of Delinquency Advances outstanding after giving effect to such Delinquency Advances, and the aggregate amount of Nonrecoverable Delinquency Advances in respect of such Distribution Date; (iv) the Reimbursement Amount due and owing to the Certificate Insurer on such Distribution Date; (v) with respect to any reimbursement to be made to the Certificate Insurer for any part or all of the Reimbursement Amount on such Distribution Date, the amount, if any, allocable to principal and the amount allocable to interest; (vi) the aggregate amount of payments in respect of Prepayment Interest Shortfalls to be deposited in the Collection Account by the Servicer on the related Servicer Remittance Date pursuant to Section 3.23; and (vii) the amount of any Overcollateralization Increase Amount on such Distribution Date and the Overcollateralized Amount after giving effect to all distributions on such Distribution Date.

            (b)  On or  before 12:00  noon, New  York time,  on the  Servicer
  Remittance Date, the Servicer shall deposit to the Collection Account, for inclusion in the Group I Interest Remittance Amount and Group II Interest Remittance Amount, as applicable, on such Servicer Remittance Date, in immediately available funds, the amount necessary to make the sum of (i) the amount then on deposit in the Collection Account with respect to interest collections received on the Mortgage Loans that were due during the immediately preceding Due Period, (ii) with respect to each of the January 1997 Distribution Date, the Closing Date Deposit relating to such Distribution Date and Group, and (iii) with respect to any Subsequent Transfer Date any Subsequent Cut-Off Date Deposit relating to the related Distribution Date, if applicable, equal to the related Group Interest Remittance Amount with respect to such Due Period, after taking into account all amounts in respect of Prepayment Interest Shortfalls paid by the Servicer pursuant to Section 3.23 (any such deposit made by the
  Servicer, a "Delinquency Advance"). The Servicer is permitted to fund its payment of Delinquency Advances from amounts then on deposit in the Collection Account representing collections on the Mortgage Loans relating
  to the then-current or any subsequent    Due Period;  any such amounts
  shall be replaced  by Servicer on or prior to   the  next Servicer
  Remittance Date.  The Servicer shall be required to make   Delinquency
  Advances  from its  own  funds (subject  to reimbursement  from   subsequent
  collections  on  the Mortgage  Loans,  when  available)  to the   extent
  that such amounts in the Collection Account are insufficient.

            (c)  The obligation  of  the Servicer  to  make such  Delinquency
  Advances is mandatory, notwithstanding any other provision of this Agreement and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination or an REO Disposition in connection therewith or the purchase or repurchase thereof from the Trust pursuant to any applicable provision of this Agreement.

            SECTION 4.07.  Compliance with Withholding Requirements.

            Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any
  Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate to such Certificateholders the amount withheld. Any amounts so withheld shall be deemed to have been distributed to the related Certificateholders for all purposes of this Agreement and the Policy.

            SECTION 4.08.  Pre-Funding   Account  and   Capitalized  Interest
                           Account.

            (a) The Trustee has heretofore established or caused to be established and shall hereafter maintain or cause to be maintained a separate account denominated a Pre-Funding Account, which is and shall continue to be an Eligible Account in the name of the Trustee and shall be designated "First Bank National Association, as Trustee of the Cityscape Home Equity Loan Trust 1996-4 Pre-Funding Account". The Pre-Funding Account shall be treated as an "outside reserve fund" under applicable Treasury regulations and shall not be part of the REMIC. Any investment earnings on the Pre-Funding Account shall be treated as owned by the Seller and will be taxable to the Seller.

            The Trustee has heretofore established or caused to be estab-lished and shall hereafter maintain or cause to be maintained a separate account denominated a Capitalized Interest Account, which is and shall continue to be an Eligible Account in the name of the Trustee and shall be designated "First Bank National Association, as Trustee of the Cityscape Home Equity Loan Trust Series 1996-4 Capitalized Interest Account". The Capitalized Interest Account shall be treated as an "outside reserve fund" under applicable Treasury regulations and shall not be part of the REMIC. Any investment earnings on the Capitalized Interest Account shall be treated as owned by Cityscape and will be taxable to Cityscape.

            The amount on deposit in the Pre-Funding Account and the Capitalized Interest Account shall be invested in Eligible Investments in accordance with the provisions of Section 3.12.

            (b) On the Closing Date, the Seller shall cause to be deposited in the Pre-Funding Account and in the Capitalized Interest Account the amounts of $33,250,254.61 and $239,120.15, respectively.

            (c) On each Subsequent Transfer Date, upon satisfaction of the conditions set forth in Section 2.13, the Trustee shall withdraw from the Pre-Funding Account an amount equal to 100% of the aggregate of the Cut-Off Date Loan Balances of the Subsequent Mortgage Loans sold to the Trust for inclusion in Group I on such Subsequent Transfer Date and pay such amount to or upon the order of the Seller upon satisfaction of the conditions set forth in Section 2.13 hereof with respect to such transfer.

            (d) (i) If the Pre-Funding Amount shall not have been reduced to zero on or prior to January 31, 1997, the Trustee shall withdraw from the Pre-Funding Account the amount on deposit therein as of January 31, 1997 (after giving effect to all withdrawals from the Pre-Funding Account on such date) and promptly deposit such amount in the Certificate Account.

                 (ii) If the Pre-Funding Amount shall have been reduced to $100,000 or less as of the first Determination Date, the Trustee shall withdraw from the Pre-Funding Account the amount remaining on deposit in the Pre-Funding Account as of such Determination Date (after giving effect to all withdrawals from the Pre-Funding Account on such date) and promptly deposit such amount in the Certificate Account to be applied on the next succeeding Distribution Date.

            The amount deposited to the Certificate Account pursuant to either paragraph (i) or (ii) of this Subsection shall be net of any Pre-Funding Earnings.

            (e) On each Distribution Date during the Funding Period, the Trustee shall transfer from the Pre-Funding Account to the Capitalized Interest Account the Pre-Funding Earnings, if any, applicable to such Distribution Date.

            (f) On the Business Day prior to the Distribution Date in each of January 1997 and February 1997, the Trustee shall transfer from the Capitalized Interest Account to the Certificate Account the Capitalized Interest Requirement, if any, for such Distribution Date.

            (g) All amounts, if any, remaining in the Capitalized Interest Account on the Distribution Date following the end of the Pre-Funding Period shall be transferred to the Seller on such date.

                                   ARTICLE V

                                THE CERTIFICATES

            SECTION 5.01.  The Certificates.

            The Certificates consist of the Class A Certificates and the Class R Certificates. The Certificates in the aggregate will represent the entire beneficial ownership interest in the Mortgage Loans and all other assets included in the Trust Estate.

            The  Certificates  will be  substantially  in  the forms  annexed hereto as Exhibits A, B, C and Q. The Class A Certificates (other than the Class A-IO Certificates) will be Book-Entry Certificates and Class R Certificates of each Class will be issuable in registered form only, in denominations of authorized Percentage Interests as described in the definition thereof. Each Certificate will share ratably in all rights of the related Class.

            Upon original issue, the Certificates shall be executed, authenticated and delivered by the Trustee upon the Written Order to Authenticate and upon receipt of the documents specified in Section 2.04. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized signatory. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided herein executed by the Trustee by manual signature, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

            Interest shall accrue on the Certificates on the basis of a 360-day year consisting of twelve 30-day months except as otherwise provided herein.

            SECTION 5.02.  Registration   of   Transfer   and   Exchange   of
                           Certificates.

            (a)   The Trustee shall cause to be  kept at the office or agency appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Depositor, each Certificateholder and the Certificate Insurer shall have the right to inspect the Certificate Register or to obtain a copy thereof at all reasonable times, and to rely conclusively upon a certificate of the Trustee as to the information set forth in the Certificate Register. The Trustee shall furnish or cause to be furnished to the Depositor and to the Certificate Insurer and to any
  Certificateholder a listing of the names and addresses of the Certificateholders on reasonable request.

            (b) (i) The Class A-10 and Class R Certificates have not been registered or qualified under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws or "Blue Sky" laws. No transfer, sale, pledge or other disposition of any Class A-10 or Class R Certificate shall be made unless such disposition is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws or "Blue Sky" laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer is to be made in reliance upon an exemption from the 1933 Act, the Trustee shall not register such transfer unless:

                 (A) the Class A-10 (if a Definitive Certificate) or Class R Certificateholder desiring to effect such disposition and such Class A-10 or Class R Certificateholder's prospective transferee each certify to the Trustee in writing the facts surrounding such disposition, which certification shall be substantially in the form of Exhibit J hereto; or

                 (B) the Class A-10 (if a Definitive Certificate) or Class R Certificateholder desiring to effect such disposition delivers to the Trustee an Opinion of Counsel satisfactory to the Trustee that such transfer may be made pursuant to an exemption from the 1933 Act, which Opinion of Counsel shall not be an expense of the Trustee.

                 Neither the Seller, the Depositor, the Servicer nor the Trustee are obligated under this Agreement to register the Class A-10 or Class R Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of Class A-10 or Class R Certificates without such registration or qualification. Any such Class A-10 or Class R Certificateholder desiring to effect such transfer shall, and does hereby agree to, promptly indemnify and reimburse the Trustee, the Seller, the Depositor and the Servicer for costs and expenses incurred in connection with any liability that results if the transfer is not so exempt or is not made in accordance with such applicable federal and state laws.

            (ii) Notwithstanding  anything   to  the  contrary   herein,  the
                 Trustee shall not register the transfer of any Certificate unless it shall have received (a) a representation letter substantially in the form of Exhibit J hereto or (b) in the case of a transfer to an insurance company general account, either a representation letter as described in (a) above or, if such representation letter does not contain the representation provided for in item D of such Exhibit J, then in lieu thereof, an Opinion of Counsel from the prospective transferee of such Certificate, acceptable to, and in form and substance satisfactory to, the Trustee and the Seller, to the effect that the acquisition and holding of the Certificate and the servicing, management and operation of the Trust with respect to such prospective transferee are exempt from the "prohibited transaction" provisions of ERISA and the Code pursuant to Prohibited Transaction Class Exemption 95-60 (relating to insurance company general accounts).

            (c)  Notwithstanding anything to  the contrary contained  herein, except for the transfer on the Closing Date of the Class R Certificates to the Seller, prior to registration of any transfer, sale or other disposition of a Class R Certificate, the proposed transferee shall provide to the Servicer, the Seller, the Class R Certificateholders and the Trustee: (i) an affidavit substantially in the form of Exhibit K hereto to the effect that such transferee is not a Disqualified
  Organization or a non-U.S. Person or an agent or a non-U.S. Person (including a broker, nominee or middleman) of a Disqualified Organization; and (ii) a certificate which acknowledges that (A) the Class R Certificates have each been designated as a residual interest in a REMIC, (B) it will include in its income the entire net income of the REMIC Trust and that such income may be an "excess inclusion", as defined in the Code, that, with certain exceptions, cannot be offset by other losses or benefits from any tax exemption, (C) it expects to have the financial means to satisfy all of its tax obligations including those relating to holding Class R Certificates, and (D) no purpose of the acquisition of a Class R Certificate is to avoid or impede the assessment or collection of tax. Notwithstanding the registration in the Certificate Register of any transfer, sale or other disposition of a Class R Certificate to a Disqualified Organization or an agent or a non-U.S. Person (including a broker, nominee or middleman) of a Disqualified Organization, such registration shall be deemed to be of no legal force or effect whatsoever and such Person shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions in respect of such Class R Certificate. If any purported transfer shall be in violation of the provisions of this Section 5.02(c), then the prior Holder of the Class R Certificate purportedly transferred shall, upon discovery that the transfer of the Class R Certificate was not in fact permitted by this Section 5.02(c), be restored to all rights as Holder thereof retroactive to the date of the purported transfer of the Class R Certificate. The Trustee, the Depositor (except in its capacity as transferor of such Certificate), the Seller and the Servicer shall have no liability to any Person for any registration or transfer of a Class R Certificate that is not permitted by this Section 5.02(c) or for making payments due on such Class R Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Agreement if the Trustee, the Seller and the Servicer have received the affidavit and certificate referenced above. The prior Holder shall be entitled to recover from any purported Holder of a Class R Certificate that was in fact not a permitted transferee under this Section 5.02(c) at the time it became a Holder, all payments made on the Class R Certificate. The Holder of a Class R Certificate, by its acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 5.02(c) and to any amendment of this Agreement deemed necessary by counsel to the Seller to ensure that the transfer of a Class R Certificate to a Disqualified Organization or any other Person will not cause the REMIC Trust to cease to qualify as a REMIC or cause the imposition of a tax upon the REMIC Trust.

            (d) Subject to the preceding paragraphs, upon surrender for registration of transfer of any Certificate (duly endorsed, or accompanied by an executed assignment, as specified in the Certificate) at any agency or office appointed by the Trustee for such purpose pursuant to Section 8.12, the Trustee or its agent shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class of a like aggregate Percentage Interest.

            (e) At the option of the Certificateholders, each Certificate may be exchanged for other Certificates of the same Class with authorized denominations and a like aggregate Percentage Interest, upon surrender of such Certificate to be exchanged at any office or agency appointed by the Trustee for such purpose pursuant to Section 8.12. Whenever any Certifi-cates are so surrendered for exchange the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or its agent) be duly endorsed by, or be accompanied by an assignment in the form attached to the Certificate or by a written instru-ment of transfer in the form reasonably satisfactory to the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writ-ing.

            (f) No service charge to the Certificateholders shall be made for any transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certi-ficates.

            (g) All Certificates surrendered for transfer and exchange shall be canceled and destroyed by the Trustee in accordance with its customary procedures.

            (h) The Trustee shall not register any Class A Certificate (other than the Class A-IO Certificates) in the name of the Trust, the Servicer, the Seller, any Sub-Servicer or any of their respective affiliates, (the Trustee may require any prospective transferee of any Class A Certificate to certify that it is not such an affiliate).

            SECTION 5.03.  Mutilated,  Destroyed,  Lost  or   Stolen  Certif-
                           icates.

            If (i) any mutilated Certificate is surrendered to the Trustee or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Insurer such security or indemnity (provided that an unsecured letter of indemnity in a form reasonably satisfactory to the Trustee from a Holder which is an insurance company having long-term unsecured debt which is rated at least investment grade (or having a comparable claim-paying ability rating) and having a minimum net worth of $100,000,000 shall satisfy such requirement) as may be required by them to save each of them harmless, then, in the absence of actual knowledge by a Responsible Officer of the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of the same Class and of like denomination and Percentage Interest. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            SECTION 5.04.  Persons Deemed Certificateholders.

            The  Seller,  the  Depositor,  the  Servicer,  the  Trustee,  the
  Certificate Insurer and any agent of any of them may treat the Person in whose name any Certificate is registered in the Certificate Register as the Certificateholder for the purpose of receiving distributions pursuant to Section 4.04 and for all other purposes whatsoever, and neither the Seller, the Depositor, the Servicer, the Trustee, the Certificate Insurer nor any agent of any of them shall be affected by notice to the contrary.

            SECTION 5.05.  Book-Entry Certificates.

            Each Class of Class A Certificates (other than the Class A-IO Certificates), upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to the Depository by or on behalf of the Depositor. Such Certificates shall initially be registered on the Certificate Register in the name of the Depository or its nominee, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in such Certificates, except as provided in Section 5.07. Unless and until definitive, fully registered Certificates ("Definitive
                                                                   ----------
  Certificates") have  been issued  to the  Certificate Owners  of such
  ------------
  Certificates pursuant  to  Section 5.07.:

            (a) the provisions of this Section shall be in full force and effect;

            (b) the Depositor, the Servicer, the Certificate Insurer and the Trustee may deal with the Depository and the Depository Participants for all purposes (including the making of distributions) as the authorized representative of the respective Certificate Owners of such Certificates;

            (c) registration of the Book-Entry Certificates may not be transferred by the Trustee except to another Depository;

            (d) the rights of the respective Certificate Owners of such Certificates shall be exercised only through the Depository and the Depository Participants and shall be limited to those established by law and agreements between the Owners of such Certificates and the Depository and/or the Depository Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued with respect to any Class of Class A Certificates pursuant to Section 5.07, the Depository will make book-entry transfers among the Depository Participants and receive and transmit distributions of principal and interest on the related Certificates to such Depository Participants;

            (e) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants;

            (f) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants; and

            (g) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control.

            For  purposes of  any provision  of  this Agreement  requiring or permitting actions with the consent of, or at the direction of, Certificateholders evidencing a specified percentage of the Voting Rights such direction or consent may be given by Certificate Owners (acting through the Depository and the Depository Participants) owning Book-Entry Certificates evidencing the requisite percentage of Class Certificate Principal Balance of such Class.

            SECTION 5.06.  Notices to Depository.

            Whenever any notice or other communication is required to be given to Certificateholders of any Class with respect to which Book-Entry Certificates have been issued, unless and until Definitive Certificates shall have been issued to the related Certificate Owners, the Trustee shall give all such notices and communications to the Depository.

            SECTION 5.07.  Definitive Certificates.

            If after  Book-Entry Certificates have  been issued  with respect to the Class A Certificates (other than the Class A-IO Certificates), (a) the Depositor advises the Trustee that the Depository is no longer willing or able to discharge properly its responsibilities under the Depository Agreement with respect to such Certificates and the Trustee or the Depositor is unable to locate a qualified successor, (b) the Depositor, at its sole option, advises the Trustee that it elects to terminate the book-entry system with respect to such Certificates through the Depository or
  (c) after the occurrence and continuation of an Event
  of Default, Certificate Owners of any Class of Certificates evidencing at least 51% of the Voting Rights of such Class advise the Trustee and the Depository in writing through the Depository Participants that the continuation of a book-entry system with respect to such Certificates through the Depository (or its successor) is no longer in the best interests of the Certificate Owners with respect to such Certificates, then the Trustee shall notify all Certificate Owners of such Certificates, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon surrender to the Trustee of any such Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall authenticate and deliver such Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Further, upon the request of a Holder of a Class A-10 Certificate, a Definitive Certificate may be issued with respect thereto upon presentation of appropriate documentation to the Trustee as required by this Article V. Upon the issuance of such Definitive Certificates, all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive
  Certificates and the Trustee shall recognize the Holders of such Definitive Certificates as Certificateholders hereunder.

                                   ARTICLE VI

                          THE SELLER AND THE SERVICER

            SECTION 6.01. Liability of the Seller, the Depositor and the Servicer.

            The Seller, the Depositor and the Servicer each shall be severally liable in accordance herewith only to the extent of the obliga-tions specifically imposed by this Agreement and undertaken hereunder by the Seller, the Depositor and the Servicer, respectively, herein.

            SECTION 6.02. Merger or Consolidation of the Seller or the Servicer.

            Subject to the following paragraph, the Seller will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation. The Servicer will keep in full effect its existence, rights and franchises as a corporation organized under the laws of the State of New York (or under the laws of such other jurisdiction as may in the future issue a charter for the Servicer). The Seller and the Servicer each will (and the Servicer will require each Sub-Servicer in the related Sub-Servicing Agreement to) obtain and preserve its qualification to do business as a foreign corpora-tion in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            The Seller or the Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolida-tion to which the Seller or the Servicer shall be a party, or any Person succeeding to the business of the Seller or the Servicer, shall be the successor of the Seller or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person
                   --------  -------
  to the Servicer shall satisfy the requirements of Sections 6.06 and 7.02 hereof with respect to the qualifications of a successor Servicer.

            SECTION 6.03.  Limitation  on  Liability   of  the  Seller,   the
                           Servicer and Others.

            Neither the Seller, the Depositor or the Servicer nor any of the directors, officers, employees or agents of the Seller, the Depositor or the Servicer, or members or affiliates of the Depositor shall be under any liability to the Trust or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this
                                                --------  -------
  provision shall not protect the Seller, the Depositor, the Servicer or any such person against the remedies provided herein for the breach of any warranties, representations or covenants made herein, or against any specific liability imposed on the Seller, the Depositor or the Servicer herein, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties of the Servicer, the Depositor or the Seller, as the case may be, or by reason of reckless disregard of obligations and duties of the Servicer, the Depositor or the Seller, as the case may be, hereunder. The Seller, the Depositor, the Servicer and any director, officer, employee or agent of the Seller, the Depositor or the Servicer, or any member or affiliate of the Depositor may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any
              ----- -----
  Person  respecting  any matters  arising hereunder.

            The Servicer, the Seller and the Depositor and any director, officer, employee or agent of the Servicer, the Seller or the Depositor shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the
  Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Except as otherwise provided herein, neither of the Seller, the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not related to its respective duties under this Agreement; provided, however,
                               --------  -------
  that, except as otherwise provided herein, any of the Seller, the Depositor, or the Servicer may, with the prior consent of the Trustee, the Certificate Insurer, in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders and the Certificate Insurer hereunder. In such event, the legal expenses and costs of such action, with the prior written consent of the Certificate Insurer, and any liability resulting therefrom shall be, expenses, costs and liabilities of the Trust, and the Seller, the Depositor and the Servicer shall be entitled to be reimbursed therefor out of the Certificate Account.

            SECTION 6.04. Limitation on Resignation of the Servicer; No Assignment or Delegation of Duties by Servicer.

            The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) by the mutual consent of the Certificate Insurer (except that if a Certificate Insurer Default has occurred and is continuing, the decision of the Trustee shall control) and the Trustee or
  (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to clause (b) of the preceding sentence permitting the resignation of the Servicer shall be evidenced by an Independent Opinion of Counsel to such effect delivered (at the expense of the Servicer) to the Trustee and the Certificate Insurer. No resignation of the Servicer shall become effective until the Trustee or a successor servicer, appointed pursuant to the provisions of 3.26(b) and satisfying the requirements of Sections 6.06 and 7.02 hereof with respect to the qualifications of a successor Servicer, shall have assumed the Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

            Except as expressly provided herein, the Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or (except as permitted by Section 3.02) delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Servicer hereunder, without the prior written consent of each of the Certificate Insurer except that if a Certificate Insurer Default has occurred and is continuing, the decision of the Trustee shall control, and notice to the Trustee, and absent such written consent any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void.

            SECTION 6.05.  Rights   of  the   Seller,   the  Depositor,   the
                           Certificateholders and Others in Respect of the Servicer.

            The Servicer shall (and shall require any Sub-Servicer in the related Sub-Servicing Agreement to) afford, the Seller, the Depositor, the Trustee and any Class A Certificateholder who has a greater than 10% Percentage Interest in the related Class and any representative or agent of the foregoing and the Certificate Insurer, upon reasonable notice, during normal business hours, access to all records maintained by the Servicer in respect of its rights and obligations hereunder and access to officers of the Servicer and each Sub-Servicer responsible for such obligations. Upon request and at such requesting party's expense, the Servicer shall furnish to the Seller, the Depositor, the Certificate Insurer, any Certificateholder and the Trustee the Servicer's most recent publicly available financial statements and each Sub-Servicer's most recent financial statements (annual or quarterly statements, as the case may be) and such other information relating to their capacity to perform their obligations under this Agreement as the Servicer or such Sub-Servicer possesses.

            To the extent such information is not otherwise available to the public, the Seller, the Depositor, the Certificateholders, the Servicer (with respect to information of any Sub-Servicer) and the Trustee and the Certificate Insurer shall not disseminate any information obtained pursuant to the preceding two sentences without the Servicer's or the Sub-Servicer's (only with respect to information of such Sub-Servicer) written consent, except as required pursuant to this Agreement or to the extent that it is necessary to do so (i) in working with legal counsel, auditors, taxing authorities or other governmental agencies for reasons consistent with the performance of their respective duties or (ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority, or as may be required in any report submitted to any regulatory body, having jurisdiction over the Seller, the Depositor, the Servicer, the Trustee, any Certificateholder or the Trust Estate, as the case may be, and in any case, the Seller, the Depositor, the Servicer (with respect to information of any Sub-Servicer) or the Trustee, as the case may be, shall use its best efforts to assure the confidentiality of any such disseminated non-public information.

            SECTION 6.06.  Eligibility Requirements for Servicer.

            The Servicer hereunder shall at all times be a corporation or a state-chartered or national bank acceptable to the Certificate Insurer except that if a Certificate Insurer Default has occurred and is continuing, such entity shall be acceptable to the Trustee. The Servicer shall be organized and doing business under the laws of any state or the United States of America having equity of at least $25,000,000 (other than the original Servicer) (or such lower level as may be acceptable to the Certificate Insurer, or, if a Certificate Insurer Default has occurred and is continuing, to the Trustee). In case at any time the Servicer shall cease to be eligible in accordance with the provisions of this Section, the Servicer shall resign immediately in the manner and with the effect specified in Section 7.02(a).

                                  ARTICLE VII

                                    DEFAULT

            SECTION 7.01. Servicer Defaults; Certain Matters Affecting the Servicer.

            (a) "Servicer Default", wherever used herein, means any one of the following events:

         (i) any failure by the Servicer to deposit in the Collection Account and the Certificate Account any amount (other than a
       Delinquency Advance required to be made from its own funds) that it is required to deposit under the terms of this Agreement, which continues unremedied for a period of two Business Days after the date upon which such payment was required to be remitted or paid; or

        (ii) any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer contained in the Certificates or in this Agreement which continues unremedied for a period of 30 days after the first date on which (x) a Servicing Officer has knowledge of such failure or (y) written notice of such failure, requiring the same to be remedied, shall have been given to a
       Servicing Officer by the Seller, the Certificate Insurer, the Majority Certificateholders, the Depositor, or the Trustee; or

       (iii) a decree or order for relief of a court or agency or super-visory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 45 days; or

        (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

         (v) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

        (vi) any failure of the Servicer, in its capacity as Seller, to repurchase, or substitute a Qualified Substitute Mortgage Loan for, any Mortgage Loan as required by Section 2.06 hereof; or

       (vii) any failure of the Servicer to pay any Delinquency Advance or any amount in respect of Prepayment Interest Shortfalls on any Servicer Remittance Date required to be made from its own funds pursuant to Section 3.23 or 4.06, respectively, that continues unremedied for a period of one Business Day; or

       (viii) an insufficiency in Available Funds occurs on a Distribution Date, resulting in the need for an Insured Payment, unless the Certificate Insurer determines that such insufficiency in Available Funds resulted from causes beyond the reasonable control of the Servicer; or

        (ix) either (a) the Servicer fails to make any payment due with respect to recourse debt or other obligations which such debt or obligations has (or have) an aggregate principal balance of $750,000 or more; or (b) the occurrence of any event or the existence of any condition, the effect of which is to cause (or permit one or more persons to cause) $750,000 or more of recourse debt or other obligations of the Servicer to become due before its (or their) stated maturity or before its (or their) regularly scheduled dates of payment, in each case, so long as such failure, event or condition shall be continuing and shall not have been waived by the person or persons entitled to performance; or

         (x) the rendering against the Servicer of a final judgment, decree or order for the payment of money in excess of $750,000 which is uninsured, and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 60 consecutive days without a stay of execution; or

        (xi) the stockholders' equity of the Servicer calculated in accordance with generally accepted accounting principles is less than $20,000,000; or

       (xii)     a  failure   of  the  Servicer  to  meet  the  Servicer
       Termination Test for either Group; or

       (xiii) there is a change of "control" of the Servicer (where "control" has the meaning ascribed to it in the Securities Exchange Act of 1934, as amended from time to time), unless the Certificate Insurer has determined in a manner which is not arbitrary or capricious that such change in control does not have a material adverse effect on the interests of the Certificate Insurer.

            If a Servicer Default shall occur, then, and in each and every such case, so long as such Servicer Default shall not have been remedied,
  (x) the Certificate Insurer or (y) the Trustee at the direction of the Majority Certificateholders with respect to the related Group, with the consent of the Certificate Insurer, may, by notice in writing to the Servicer, the Trustee, the Depositor, the Seller, each related Certificateholder and the Certificate Insurer, terminate all of the rights and obligations of the Servicer in its capacity as Servicer with respect to either Group or both Groups, as applicable under this Agreement, to the extent permitted by law, and in and to the related Mortgage Loans and the proceeds thereof.

            On and after the receipt by the Servicer of any such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans of one or both Groups, as applicable, or the Policy or otherwise, shall pass to and be vested in the Trustee or other successor Servicer appointed pursuant to Section 3.26 hereof and, without limitation, the Trustee or such other successor Servicer is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver, on behalf of and at the expense of the Servicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the related Mortgage Loans and related documents, or otherwise.

            The Servicer agrees promptly (and in any event no later than ten Business Days subsequent to such notice) to provide the successor Servicer with all documents and records requested by it to enable it to assume the Servicer functions under this Agreement with respect to the related Group or Groups, and to cooperate with the successor Servicer in effecting the termination of the Servicer's responsibilities and rights under this Agreement, including, without limitation, the transfer within one Business Day to the successor Servicer or its designee for administration of all cash amounts which shall at the time be or should have been credited by the Servicer to any Account, or which shall thereafter be received with respect to the related Mortgage Loans or any related REO Property (provided, however, that the Servicer shall continue to be entitled
   --------  -------
  to  receive all  amounts   accrued  or owing to  it under this  Agreement
  on  or prior to  the date of   such termination, whether  in respect of
  Delinquency Advances  or otherwise   and shall continue to  be entitled to
  the  benefit of Section 6.03  hereof,   notwithstanding such termination).

            For purposes of this Section 7.01, the Trustee shall not be deemed to have knowledge of a Servicer Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a Servicer Default is received at the notice address of the Trustee provided herein and such notice references the Certificates, the Seller, the Depositor, the Trust or this Agreement.

            For purposes of this Section 7.01, any consent or determination by the Certificate Insurer shall be replaced by consent or determination of the Majority Certificateholders of the related Group or Groups if a Certificate Insurer Default has occurred and is continuing.

            (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Servicer on behalf of Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Servicer on behalf of Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

            SECTION 7.02.  Trustee to Act; Appointment of Successor.

            On and after the day the Servicer receives a notice of termination pursuant to Section 7.01 or on and after the day the Servicer becomes ineligible to act as Servicer due to an inability to meet the eligibility requirements of Section 6.07, and unless a successor Servicer other than the Trustee has been appointed pursuant to Section 3.26 hereof, the Trustee shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement (until replaced by the Certificate Insurer) with respect to the related Group or Groups and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Servicer (except for any representations or warranties of the Servicer and any obligation to repurchase a Mortgage Loan for any reason hereunder) by the terms and provisions hereof, including, without limitation, the Servicer's obligations to make Delinquency Advances pursuant to Section 4.06 (but only to the extent that it determines that such Delinquency Advance would not be a Nonrecoverable Delinquency Advance) and payments of Prepayment Interest Shortfalls pursuant to Section 3.23 (including, if the Servicer was terminated in connection with an Event of Default described in Section 7.01(a)(vii), the Delinquency Advance(s) and/or Prepayment Interest Shortfalls not made by the Servicer which resulted in such termination); provided, however, that
                                                      --------  -------
  if the Trustee is prohibited by law or regulation (as  evidenced by an Independent Opinion of Counsel) from obligating itself to make advances regarding delinquent Mortgage Loans, then the Trustee shall not be obligated to make Delinquency Advances or payments in respect of Prepayment Interest Shortfalls; and provided, further, that any failure to
                                      --------  -------
  perform such duties or responsibilities caused by the Servicer's failure to provide the documents and records required by Section 7.01
  shall not be considered  a   default by the Trustee as successor to the
  Servicer hereunder.

            Notwithstanding the above, if the Trustee shall be unable to so act as successor Servicer or if the Trustee is prohibited by law from making advances regarding delinquent Mortgage Loans or making payments in respect of Prepayment Interest Shortfalls, and in such event that the procedures described in Section 3.26 have not commenced within a reasonable period of time, then the Trustee shall petition a court of competent jurisdiction to appoint, as the successor to the Servicer under this Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer under this Agreement, any established mortgage loan servicing institution qualified to service mortgage loans such as the Mortgage Loans which meets the eligibility requirements of Section 6.07 hereof.

            In connection with such appointment made by such court, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that
  --------  -------
  permitted the Servicer  as such  hereunder.   The Seller,  the
  Certificate Insurer,  the   Trustee, and  such successor shall take  such
  action, consistent  with this   Agreement,  as shall be necessary to
  effectuate any such succession.  Upon   a successor  Servicer's acceptance
  of its appointment  by such court,  the   Trustee shall  notify in  writing
  the  Seller, each  Certificateholder, the   Depositor,   the  Certificate
  Insurer  and  each  Rating  Agency  of  such   appointment.

            No appointment of a successor to the Servicer under this Agreement shall be effective until the assumption by the successor to the Servicer of all the responsibilities, duties and liabilities hereunder with respect to the related Group or Groups, except as otherwise provided herein.

            Any successor to the Servicer, other than a successor appointed by a court of competent jurisdiction upon the petition of the Trustee, shall be entitled to receive, as compensation therefor, the Servicing Fee, calculated at a servicing fee rate to be agreed upon at the time between such successor and the Seller (it being acknowledged that the Trustee as Successor Servicer shall be entitled to the Servicing Fee Rate provided for herein), but not in excess of the Servicing Fee Rate, and all funds relating to the Mortgage Loans which the Servicer would have been entitled to if the Servicer had continued to act hereunder, subject to the obligation to pay any Make-Whole Amounts pursuant to Section 3.17.

            The successor Servicer (other than the Trustee) shall be solely liable for any costs and expenses associated with the transfer of servicing to such successor Servicer.

            SECTION 7.03.  Notification to Mortgagors                     and
                           Certificateholders.

            (a) Upon any such termination pursuant to Section 7.02 above or appointment of a successor to the Servicer, the Trustee shall, at the expense of the Servicer, give prompt written notice thereof to related Certificateholders at their respective addresses appearing in the Certifi-cate Register and to each related Mortgagor at their respective addresses appearing in the Mortgage Loan Schedule.

            (b) Within three Business Days after the occurrence of any event which constitutes or which, with notice or lapse of time or both, would constitute a Servicer Default, the Trustee shall transmit by mail, at the expense of the Servicer, to all Holders of Certificates of the related Group and the Certificate Insurer, notice of any Servicer Default actually known to a Responsible Officer of the Trustee.

            SECTION 7.04.  Additional  Remedies  of  Trustee   Upon  Servicer
                           Defaults.

            Upon any Servicer Default, the Trustee shall have the right to the extent consistent with the rights reserved to the Certificate Insurer hereunder, in its own name and as Trustee, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). No remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Servicer Default.

            SECTION 7.05.  Waiver of Servicer Defaults.

            The Certificate  Insurer,  and  subject to  the  consent  of  the
  Trustee, which consent may not be unreasonably withheld, may waive any Servicer Default and its consequences, except that if a default in the making of any required deposit to the Collection Account or the Certificate Account that would result in a failure of the Trustee to make any required distribution on the Certificates may be waived only by all of the Certificateholders of the related Group. Upon any waiver of a past Servicer Default, such Servicer Default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other Servicer Default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to each Rating Agency and to all Certificateholders of the related Group.

            SECTION 7.06   Survivability of Servicer Liabilities.

            Notwithstanding   anything   herein   to   the   contrary,   upon
  termination of the Servicer hereunder, any liabilities of the Servicer which accrued prior to such termination shall survive such termination.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

            SECTION 8.01.  Duties of Trustee.

            The Trustee, prior to the occurrence of a Servicer Default and after the curing of all Servicer Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. During a Servicer Default, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to deter-mine whether they are in the form specified in this Agreement.

            The Trustee may, in accordance with its duties hereunder, do all things necessary and proper as may be required in connection with any secondary mortgage licensing laws and similar requirements, including, but not limited, to consenting to jurisdiction, and the appointment of agents for service of process, in jurisdictions in which the Mortgaged Properties are located.

            No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:
                                                --------  -------

         (i) Prior to the occurrence of a Servicer Default, and after the curing of all such Servicer Defaults which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions contained therein (including, but not limited to, Servicer Information), upon any certificates or opinions furnished to the Trustee that are in the form specified in this Agreement;

        (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

       (iii) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificate Insurer or the Majority Certificateholders issued to the Trustee pursuant to Section
       8.13 hereof.


       The Trustee shall, upon receipt of the request substantially in the form of Exhibit O attached hereto, prepare, issue and forward to the Servicer checks for refunds and expenses indicated on such request.

            SECTION 8.02.  Certain Matters Affecting the Trustee.

            (a)  Except as otherwise provided in Section 8.01:

         (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document (including, but not limited to, Servicer Information) reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

        (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

       (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby (provided that an unsecured letter of indemnity in a form reasonably satisfactory to the Trustee from a Holder which is an insurance company having long-term unsecured debt which is rated at least investment grade (or having a comparable claim-paying ability rating) and having a minimum net worth of $100,000,000 shall satisfy such requirement); nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of a Servicer Default of which the Trustee has actual knowledge (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

        (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

         (v) Prior to the occurrence of a Servicer Default hereunder and after the curing of all Servicer Defaults which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Certificate Insurer or by the Majority Certificateholders; provided, however, that if the payment of the
                           --------  -------
       costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity (provided that an unsecured letter of indemnity in a form reasonably satisfactory to the Trustee from a  Holder  which is  an  insurance
       company having long-term unsecured debt which is rated at least investment grade (or having a comparable claim-paying ability rating) and having a minimum net worth of $100,000,000 shall satisfy such requirement) against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be repaid by the Servicer upon demand;

        (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

       (vii) The Trustee shall not be personally liable for any loss resulting from the investment of funds at the direction of the Servicer or the Seller held in any Account; provided, however, that
                                                     --------  -------
       the Trustee shall be personally liable on any investment on which it is the obligor.

            (b) Following the Closing Date, and except as otherwise provided in this Agreement, the Trustee shall not knowingly accept any contribution of assets to the Trust unless it shall have been provided with an Opinion of Counsel at the expense of the party delivering such assets acceptable to it and the Certificate Insurer to the effect that the inclusion of such assets in the REMIC Trust will not cause the REMIC Trust to fail to qualify as a REMIC at any time that any Certificates are out-standing or subject the Trust to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

            (c) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

            SECTION 8.03.  Trustee Not  Liable for  Certificates or  Mortgage
                           Loans.

            The recitals contained herein and in the Certificates (other than the signature on the Certificates) shall be taken as the statements of the Seller, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature of the Trustee on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Seller, the Depositor, the Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Seller, the Depositor or the Servicer in respect of the Mortgage Loans or for the use or application of any funds deposited in or withdrawn from the Collection Account by the Servicer.

            SECTION 8.04.  Trustee May Own Certificates.

            The Trustee in its individual capacity or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

            SECTION 8.05.  Expenses of Trustee.

            The Trustee's Fee shall be paid as described in Section 4.04. In addition, the Seller covenants and agrees to pay or reimburse the Trustee, upon request, all reasonable expenses, disbursements and advances incurred or made by the Trustee, and any director, officer, employee or agent acting for and on behalf of the Trustee, in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, whether or not such expenses are incurred in connection with any Opinion of Counsel acquired or permitted to be obtained by the Trustee) except any such expense, disbursement or advance
  as  may arise  from  its negligence  or bad  faith.   The  Trustee  and any
  director, officer, employee or agent of the Trustee shall be indemnified by the Seller and held harmless against any loss, liability or expense incurred in connection with or relating to this Agreement or the Certifi-cates, or the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder; provided that (i) with respect to any such loss, liability --------or
  expense, the Trustee  shall have given to  the   Seller,  the  Depositor,
  the Servicer, the Certificate Insurer and the Certificateholders written notice thereof promptly after the Trustee shall have knowledge thereof and
  (ii) while  maintaining control  over its  own defense,  the  Trustee shall
  cooperate   and  consult  fully   with  the Certificate  Insurer  in
  preparing  such  defense.    Such indemnity  shall survive the termination
  or discharge of this Agreement and the resignation or removal of the Trustee.

            SECTION 8.06.  Trustee Eligibility Requirements.

            The Trustee hereunder shall at all times be a corporation or a state-chartered or national bank acceptable to the Certificate Insurer, which is not an affiliate of the Seller or the Servicer, organized and doing business under the laws of any state (or the District of Columbia) or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by federal or state authority. Any Trustee shall at all times have ratings assigned to its long-term, unsecured debt obligations of at least "A" by S&P and "A2" by Moody's. If such corporation or association publishes reports of conditions at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published. In case at any time any Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07. The corporation or national banking association serving as Trustee may have normal banking and trust relationships with the Seller and the Servicer and the respective affiliates.

            SECTION 8.07.  Resignation and Removal of the Trustee.

            The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Seller, the Depositor, the Certificate Insurer, the Servicer and to all Certificate-holders. Upon receiving such notice of any such resignation, the Servicer shall select a successor Trustee and shall present such party to the Certificate Insurer and the Majority Certificateholders and upon their joint approval such party shall promptly be appointed successor trustee by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders, the Certificate Insurer and the Seller by the Servicer. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer shall solicit and present to the
  Certificate Insurer and the Majority Certificateholders and upon their joint written approval, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders, the Certificate Insurer and the Seller by the Servicer.

            The Majority Certificateholders may, with the written consent of the Certificate Insurer (which shall only be required if no Certificate Insurer Default has occurred and is continuing), at any time remove the Trustee and appoint a successor by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly author-ized, one complete set of which instruments shall be delivered to the Seller, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders, the Certificate Insurer, the Servicer and the Seller by the Trustee.

            Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor trustee as provided in Section 8.08.

            Notwithstanding anything to the contrary contained herein, so long as no Certificate Insurer Default exists and is continuing, the Trustee may not be removed by the Certificateholders without the prior written consent of the Certificate Insurer, which consent shall not be unreasonably withheld.

             SECTION 8.08. Successor Trustee.

            Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Certificateholders, the
  Certificate Insurer, the Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obliga-tions of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a custodian, which shall become the agent of any successor trustee hereunder), and the Seller, the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

            No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

            Upon acceptance of appointment by a successor trustee as provided in this Section, the predecessor trustee shall mail notice of the succession of such trustee hereunder to each Holder of Certificates at their respective addresses as shown in the Certificate Register and to each Rating Agency. If the predecessor trustee fails to mail such notice within ten (10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the resigning trustee.

            Notwithstanding anything to the contrary contained herein, so long as no Certificate Insurer Default exists, the appointment of any successor trustee pursuant to any provision of this Agreement will be subject to the prior written consent of the Certificate Insurer.

            The Trustee shall not be liable for the acts or omissions to act of any successor Trustee appointed hereunder.

            SECTION 8.09.  Merger or Consolidation of Trustee.

            Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

            SECTION 8.10.  Appointment of Co-Trustee or Separate Trustee.

            Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate or property securing the same may at the time be located, the Trustee with the consent of the Certificate Insurer shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trust-ees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Seller and the Trustee may consider necessary or desirable. If the Trustee shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Certificate Insurer shall have the power to make such appointment. Subject to the Certificate Insurer's prior approval, no co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

            In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            SECTION 8.11.  Trustee Records.

            The Trustee shall afford the Seller, the Servicer, the Certificate Insurer and each Certificateholder upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties, such inspection to take place at 180 East Fifth Street, St. Paul, Minnesota 55101 or such other place as designated by the Trustee. Upon request, the Trustee shall furnish the Servicer, the Certificate Insurer and any requesting Certificateholder with its most recent financial statements. The Trustee shall cooperate fully with the Seller, the Servicer, the Certificate Insurer and such Certificateholder and shall make available to the Seller, the Servicer, the Certificate Insurer and such Certificateholder for review and copying such books, documents or records as may be requested with respect to the Trustee's duties hereunder. The Seller, the Servicer, the Certificate Insurer and the Certificateholders shall not have any responsibility or liability for any action or failure to act by the Trustee and are not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

            SECTION 8.12.  Appointment of Office or Agency.

            The Trustee designates its office at 180 East Fifth Street, St. Paul, Minnesota 55101 as its agency where the Certificates may be surrendered for registration of transfer or exchange, and presented for final distribution. The Trustee designates its offices at 180 East Fifth Street, St. Paul, Minnesota 55101, as the office at which notices and demands to or upon the Trustee in respect of the Certificates may be served and will notify the Certificate Insurer and the Certificateholders of any change in the location of such office or agency.

            SECTION 8.13. Exercise of Trustee Powers by Certificate Insurer and Certificateholders.

            Subject to the provisions of this Article VIII, the Certificate Insurer, or the Majority Certificateholders with the consent of the Certificate Insurer, which consent may not be unreasonably withheld (provided
   ----- ---   that such  consent of the  Certificate Insurer shall not  be required if a Certificate Insurer Default has occurred and is continuing), may direct the time, method and place of conducting any proceeding relating to the Trust or the Certificates or for any remedy available to the Trustee in its capacity as Trustee (and not in its individual capacity) with respect to the Certificates or exercising any trust or power  conferred on  the Trustee with  respect to the  Certificates of the Trust (except that if a Certificate Insurer Default has occurred and is continuing then the direction of the Majority Certificateholders shall control and the Certificate Insurer shall have no right to act) provided that:
  -------------

                      (i) such direction shall not be in conflict with any rule of law or with this Agreement; and

                     (ii) the Trustee shall have been provided with indemnity satisfactory to it (provided that an unsecured letter of indemnity in a form reasonably satisfactory to the Trustee from a Holder which is an insurance company having long-term unsecured debt which is rated at least investment grade (or having a comparable claim-paying ability rating) and having a minimum net worth of $100,000,000 shall satisfy such requirement).

                                   ARTICLE IX

               CERTAIN MATTERS REGARDING THE CERTIFICATE INSURER

            SECTION 9.01.  Certain Rights of the Certificate Insurer.

            By accepting its Certificate, each Holder of a Class A Certificate agrees that unless a Certificate Insurer Default exists, the Certificate Insurer shall have the following rights, without any consent of the Holders of Class A Certificates:

            (a) the right to direct foreclosures upon Mortgage Loans upon failure of the Servicer to do so for any reason, except in the case of Section 3.15(b) hereof;

            (b) the right to require the Seller to repurchase or substitute for, or to require the Servicer to purchase, Mortgage Loans pursuant to Section 2.06;

            (c) the right to give notices of breach or to terminate the rights and obligations of the Servicer pursuant to Section 7.01;

            (d) the right to direct the actions of the Trustee during the continuance of a Servicer Default pursuant to Sections 7.01 and 7.02; and

            (e) the right to direct the Trustee to investigate certain matters pursuant to Section 8.02(a)(v).

            In addition, each Holder of a Class A Certificate agrees that, unless a Certificate Insurer Default exists, the right to remove the Trustee pursuant to Section 8.07 hereof may be exercised by the Majority Certificateholders only with the prior written consent of the Certificate Insurer, which consent shall not be unreasonably withheld.

            SECTION 9.02. Trustee To Act Solely with Consent of the Certificate Insurer.

            (a) Unless a Certificate Insurer Default exists, the Trustee shall not:

                 (i) terminate the  rights and obligations of the Servicer as
            Servicer pursuant to Section 7.01 or consent to the resignation of the Servicer pursuant to Section 6.04;

                (ii) terminate  any  Sub-Servicing  Agreements   pursuant  to
            Section 3.03;

               (iii) assume  any Sub-Servicing Agreements pursuant to Section
            3.06; or

                 (iv) undertake  any litigation  pursuant  to either  Section
            7.05 or 8.02(a)(iii);

  without the prior written consent of the Certificate Insurer which consent shall not be unreasonably withheld.

            (b) Notwithstanding anything herein to the contrary, after the occurrence of a Servicer Default and until such time as all Servicer Defaults have been cured, no provision of this Agreement shall require the Trustee to take any action or omit to take any action at the request of the Certificate Insurer or any Certificateholder to the extent the Trustee believes in good faith such action or omission would cause the Trustee to violate any law or regulation applicable to it or to breach their respective obligations owed by it to the Certificateholders and to the Certificate Insurer, pursuant to this Agreement or otherwise.

            SECTION 9.03. Trust Estate and Accounts Held for Benefit of the Certificate Insurer and the Certificateholders.

            The Trustee shall hold the Trust Estate and the Mortgage Files, and shall maintain the Accounts, for the benefit of the Certificateholders and the Certificate Insurer and all references in this Agreement (including, without limitation, in Sections 2.02, 2.04, 3.10 and 4.04) and in the Certificates to the benefit of Holders of the Certificates shall be deemed to include the Certificate Insurer. The Trustee shall cooperate in all reasonable respects with any reasonable request by the Certificate Insurer or the Class A Certificateholders (when other than the Seller, the Servicer or any affiliate thereof), for action to preserve or enforce the respective rights and interests of the Certificate Insurer or the Class A Certificateholders (when other than the Seller, the Servicer or any affiliate thereof) under this Agreement and the Certificates.

            The  Servicer  hereby  acknowledges  and  agrees  that  it  shall service and administer the Mortgage Loans and any REO Properties for the benefit of the Certificateholders and for the benefit of the Certificate Insurer, and all references in this Agreement (including, without limitation, in Sections 3.01(b) and 3.10) to the benefit of or actions on behalf of the Certificateholders shall be deemed to include the Certificate Insurer. Unless a Certificate Insurer Default exists, the Servicer shall not terminate any Sub-Servicing Agreements without cause or undertake any litigation pursuant to Section 3.12(c), without the prior written consent of the Certificate Insurer. Unless a Certificate Insurer Default exists, neither the Servicer nor the Seller shall undertake any litigation pursuant to Section 6.03 (other than litigation to enforce their respective rights hereunder) without the prior written consent of the Certificate Insurer.

            SECTION 9.04. Effect of Payments by the Certificate Insurer; Subrogation.

            Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on the Group I or Group II
  Certificates which is made with moneys received pursuant to the terms of the Policy shall not be considered payment of the Group I or Group II Certificates, respectively, from the Trust Estate and shall not result in the payment of or the provision for the payment of the principal of or interest on the Group I or Group II Certificates, respectively, within the meaning of Section 4.04. The Seller, the Depositor, the Servicer and the Trustee acknowledge, and each Holder by its acceptance of a Group I or Group II Certificate agrees, that without the need for any further action on the part of the Certificate Insurer, the Seller, the Servicer or the Trustee, to the extent the Certificate Insurer makes payments, directly or indirectly, on account of principal of or interest on the Group I or Group II Certificates to the Holders of such Certificates, the Certificate Insurer will be fully subrogated to the rights of such Holders to receive such principal and/or interest from the Trust Estate.

            The Trustee, the Depositor and the Servicer shall reasonably cooperate in all respects with any reasonable request by the Certificate Insurer or the Group I or Group II Certificateholders (when other than the Seller, the Servicer or any affiliate thereof) for action to preserve or enforce the respective rights or interests of the Certificate Insurer or the Group I or Group II Certificateholders under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.

            SECTION 9.05.  Notices to the Certificate Insurer.

            All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto or to the Certificateholders and, if not otherwise required to be sent to the Certificate Insurer, shall also be sent to the Certificate Insurer.

            SECTION 9.06.  Third-Party Beneficiary.

            The Certificate Insurer shall be a third-party beneficiary of this Agreement, entitled to enforce the provisions hereof as if a party hereto.

                                   ARTICLE X

                                  TERMINATION

            SECTION 10.01. Termination.

            (a) Subject to Section 10.02, this Agreement shall terminate upon notice to the Trustee of either: (i) the later of the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Certificate Insurer and the Trustee or (ii) mutual consent of the Servicer, the Seller, the Certificate Insurer, each and all Certificateholders in writing; provided, however, that in no event shall the Trust established by
                                  --------  -------
  this Agreement terminate later than the earlier of (i) twenty-one years after the death of the last surviving lineal descendant of John D. Rockefeller, Sr., the late President of Standard Oil Corporation, alive as of the date hereof and (ii) December 2028.

            (b) Subject to Section 10.02, the Majority Class R Certificateholders may, at their option, terminate this Agreement on any Distribution Date following the date on which the aggregate Loan Balance of the Mortgage Loans is less than 10% of the sum of (a) the aggregate of the Cut-Off Date Loan Balances of all Initial Mortgage Loans, (b) the Original Pre-Funding Amount and (c) the Maximum Group II Collateral Amount by purchasing, on the Servicer Remittance Date preceding such Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the sum of (x) the greater of (i) 100% of the Loan Balance of each outstanding Mortgage Loan and each REO Property as of the last day of the preceding Due Period, and (ii) the fair market value (disregarding accrued interest) of the Mortgage Loans and REO Properties, determined as the average of three written bids (copies of which shall be delivered to the Trustee, the Certificate Insurer and the Servicer) made by nationally recognized dealers, (y) 30 days' interest thereon at a rate equal to the Mortgage Rate, (z) the aggregate amount of (i) all unreimbursed Delinquency Advances, (ii) all unreimbursed Servicing Advances relating, in the case of unreimbursed Servicing Advances, only to the Mortgage Loans and REO Properties then held as part of the Trust Estate, (iii) any accrued and unpaid Servicing Fees and (iv) the Reimbursement Amount (the "Termination Price").

            (c) Subject to Section 10.02, the Servicer (and if Cityscape is removed as Servicer, the Certificate Insurer) may, at its option, terminate this Agreement on any Distribution Date following the date on which the aggregate Loan Balance of the Mortgage Loans is less than 5% of the sum of the aggregate of the Cut-Off Date Loan Balances of all Initial Mortgage Loans in Group I, (b) the Original Pre-Funding Amount and (c) the Maximum Group II Collateral Amount by purchasing, on the Servicer Remittance Date preceding such Distribution Date, all of the outstanding Mortgage Loans and REO Properties at a price equal to the Termination Price.

            (d) In connection with any such purchase pursuant to either paragraph (b) or (c) above, the Servicer shall deposit in the Certificate Account all amounts then on deposit in the Collection Account (less amounts permitted to be withdrawn by the Servicer pursuant to Section 3.11), which deposit shall be deemed to have occurred immediately preceding such purchase.

            Any such  purchase shall  be accomplished by  the deposit of  the
  Termination Price into the Certificate Account on the applicable Servicer Remittance Date, which amount shall be applied to the distributions to be made on the Distribution Date immediately following such Servicer Remittance Date.

  Upon  such deposit  of the  Termination Price,  the Trustee  shall pay  the
  Servicer  the  amount  described   in  clause  (z) of  the  definition   of
  "Termination Price" from the amounts on deposit in the Certificate Amount.

            (e) In connection with any such purchase pursuant to either paragraph (b) or (c) above, the party or parties effecting such purchase shall (i) at their or its own expense, provide to the Trustee an Opinion of Counsel experienced in federal income tax matters in form and substance satisfactory to the Trustee to the effect that such purchase constitutes a "Qualified Liquidation", as such term is defined in the REMIC Provisions of the REMIC Trust and (ii) shall give the Trustee, the Certificate Insurer and the Servicer (if the purchaser is not the Servicer) at least 60 days prior written notice of their or its intent to exercise such option. The Class R Certificateholders and the Servicer shall at the time discuss future servicing arrangements for the Mortgage Loans.

            (f) Notice of any termination, specifying the Distribution Date upon which the Trust will terminate shall, after the Trustee's receipt any such notice, be given promptly by the Trustee by letter to the
  Certificateholders by first class mail or overnight delivery during the month of such final distribution two Business Days after the Determination Date in such month, specifying (i) the Distribution Date upon which final payment of the Certificates will be made and (ii) the amount of any such final payment.

            (g) In the event that not all of the Class R Certificateholders pay the Termination Price, the non-purchasing Class R Certificateholder shall not be entitled to, and the Trustee shall not distribute to such non-purchasing Class R Certificateholder, any of the remaining Mortgage Loans, REO Properties or Mortgage files, or any amount in excess of the amount such Class R Certificateholder would have been entitled to receive on such Distribution Date had such termination not occurred.

            (h) Each Holder is required, and hereby agrees, to return to the Trustee any Certificate with respect to which the Trustee has made the final distribution due thereon. Any such Certificate as to which the Trustee has made the final distribution thereon shall be deemed canceled and shall no longer be outstanding for any purpose of this Agreement, whether or not such Certificate is ever returned to the Trustee.

            (i)  In  the   event  that  any  amount   due  to  any   Class  A
  Certificateholder remains unclaimed, the Trustee shall, at its expense, use its best efforts to contact each such Class A Certificateholder by mail or telephone and if such efforts fail shall cause to be published once, in the eastern edition of The Wall Street Journal, notice that such money remains unclaimed. Such funds shall remain uninvested and shall not accrue any interest. If, within two years after such publication, such amount remains unclaimed, the party or parties effecting the purchase pursuant to either clause (b) or (c) above shall be entitled to all unclaimed funds and other assets which remain subject hereto and the
  Trustee upon transfer of such funds shall be discharged of any responsibility for such funds, and the Certificateholders shall look to such party for payment.

            (j) Following any purchase by the party or parties effecting the purchase pursuant to either clause (b) or (c) above, the Trustee shall promptly release to such party or parties the Mortgage Files for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer as are furnished by such party or parties.

            (k) The Trustee shall return the Policy to the Certificate Insurer no later than five Business Days following the termination of this Agreement.

            SECTION 10.02. Additional Termination Requirements.

            (a)  In the event the purchase of the  Mortgage Loans provided in
  Section 10.01 occurs, the Trust shall be terminated in accordance with the following additional requirements, unless the party or parties effecting such purchase obtains at its or their own expense and delivers or deliver to the Trustee and the Certificate Insurer, an Opinion of Counsel, addressed to the Seller, the Servicer, the Certificate Insurer and the Trustee to the effect that the failure of the REMIC Trust to comply with the requirements of this Section 10.02 will not (x) result in the imposition of taxes on "prohibited transactions" of the REMIC Trust as defined in Section 860F of the Code or (y) cause the REMIC Trust to fail to qualify as a REMIC at any time that any Certificates are outstanding:

         (i) Within 90 days prior to the time of the making of the final payment on the Certificates, the Trustee, on behalf the REMIC Trust shall adopt a plan of complete liquidation of the REMIC Trust, meeting the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder and shall specify the first day of such period in a statement attached to the REMIC Trust's final Tax Returns pursuant to Treasury Regulations Section 1.860F1;

        (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the time of making of the final payment on the Certificates, the Servicer, with the cooperation of the Trustee, shall conduct a sale of the assets of the Trust Estate (other than the Policy) to the purchasing party or parties for cash; and

       (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the purchasing party or parties all cash on hand in any Account not required to be paid to the Servicer, the Class A Certificateholders, or any other Person, and the Trust shall terminate at that time.

            (b) By their acceptance of Class R Certificates, the Holders thereof hereby agree to authorize the Trustee on behalf the REMIC Trust to adopt a plan of complete liquidation of the REMIC Trust, which authorization shall be binding upon all successor Class R Certificateholders.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

            SECTION 11.01. Amendment.

            This Agreement may be amended from time to time by the Seller, the Depositor, the Servicer and the Trustee with the consent of the Certificate Insurer, (i) to cure any ambiguity, (ii) to correct or supplement any provisions herein which may be defective or inconsistent with any other provisions herein or (iii) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, provided that any such action listed in clause (i) through (iii) above shall not, as evidenced by an Independent Opinion of Counsel delivered to the Servicer, the Certificate Insurer and the Trustee, adversely affect in any respect the interests of any Certificateholder.

            In addition, this Agreement may be amended from time to time by the Seller, the Depositor, the Servicer and the Trustee with the consent
  of  the  Certificate   Insurer  and  with  the  consent  of   the  Majority
  Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no
  --------  -------  such  amendment or waiver shall (x) reduce in  any manner
  the amount of, or delay  the  timing   of,  payments  required to be distri-
  buted on any Certificate without the consent of the Holder of such Certificate, (y) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as
  described in (x), without  the  consent  of  the  Holders  of   Certificates
  of such Class evidencing at least 51% of the Voting Percentage of such Class, or (z) reduce the percentage of Voting Rights required by (y) without the consent of the Holders of all Certificates of such Class then outstanding.

            Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Independent Opinion of Counsel to the effect that such amendment will not result in the imposition of a tax on the REMIC Trust pursuant to the REMIC Provisions or cause the REMIC Trust to fail to qualify as a REMIC at any time that any Certificates are outstanding.

            Promptly after the execution of any such amendment the Trustee shall furnish, at the expense of the Person that requested the amendment if such Person is the Seller or Servicer, but in no event an expense of the Trustee, otherwise at the expense of the Trust, a copy of such amendment and the Opinion of Counsel referred to in the immediately preceding paragraph to the Servicer, the Certificate Insurer, each Certificateholder and each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment; instead it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

            The Trustee may, but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Agreement or otherwise.

            SECTION 11.02. Recordation of Agreement; Counterparts.

            To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense, at the expense of the Trust, to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For  the  purpose  of   facilitating the recordation of this
  Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            SECTION 11.03. Limitation on Rights of Certificateholders.

            The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            Except as expressly provided for herein, no Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 25% of the
  Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity (provided that an unsecured letter of indemnity in a form reasonably satisfactory to the Trustee from a Holder which is an insurance company having long-term unsecured debt which is rated at least investment grade (or having a comparable claim-paying ability rating) and having a minimum net worth of $100,000,000 shall satisfy such requirement) as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 15 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, which priority or preference is not otherwise provided for herein, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            SECTION 11.04. Governing Law; Jurisdiction.

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. With respect to any claim arising out of this Agreement each party irrevocably submits to the exclusive jurisdiction of the courts of the state of New York and the United States District Court located in the borough of Manhattan, city of New York, and each party irrevocable waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

            SECTION 11.05. Notices.

            All  directions,  demands  and  notices  hereunder  shall  be  in writing and shall be deemed to have been duly given (except as otherwise provided in Section 11.12 hereof) if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of the Seller and the Servicer, 565 Taxter Road, Elmsford, New York 10523-2300 (telecopy number (914) 592-7101), or such other address or telecopy number as may hereafter be furnished to the Depositor, the Certificate Insurer and the Trustee in writing by the Seller, (b) in the case of the Trustee, First Bank National Association, 180 East Fifth Street, 2nd Floor, St. Paul, Minnesota 55101, Attention: Structured
  Finance/Cityscape 1996-4 (telecopy number (612) 244-0089), or such other address or telecopy number as may hereafter be furnished to the Depositor, the Certificate Insurer, the Seller and the Servicer in writing by the Trustee, (c) in the case of the Depositor, Financial Asset Securities Corp., 600 Steamboat Road, Greenwich, Connecticut 06830, Attention:
  General Counsel, (203) 625-6065 (telecopy number (203) 629-4571), or such other address or telecopy number as may be furnished to the Seller, the Servicer, the Trustee and the Certificate Insurer in writing by the Depositor, and (e) in the case of the Certificate Insurer, Financial
  Security Assurance Inc., Attention: Surveillance Department, 350 Park Avenue, New York, New York 10022, telephone number (212) 826-0100 (telecopy number (212) 888-5278) or such other address or telecopy number as may hereafter be furnished to the Trustee, the Seller, the Depositor and the Servicer in writing by the Certificate Insurer. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Notice of any Servicer Default shall be given by telecopy and by certified mail. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given when mailed, whether or not the Certificateholder receives such notice. A copy of any notice required to be telecopied hereunder also shall be mailed to the appropriate party in the manner set forth above.

            SECTION 11.06. Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            SECTION 11.07. Article and Section References.

            All article and section references used in this Agreement, unless otherwise provided, are to articles and sections in this Agreement.

            SECTION 11.08. Notice to S&P and Moody's.

            (a) The Trustee and the Servicer shall each be obligated to use their best reasonable efforts promptly to provide notice to S&P and Moody's with respect to each of the following of which a Responsible
  Officer of the Trustee or Servicer, as the case may be, has actual knowledge:

            (i)  Any material change or amendment to this Agreement;

            (ii) The occurrence of any Servicer Default that has not been cured or waived;

            (iii) The resignation or termination of the Servicer or the Trustee;

            (iv) The final payment to Holders of the Certificates of any Class;

            (v)  Any change in the location of any Account; and

            (vi) Any event that would result in the inability of the Trustee to make advances regarding delinquent Mortgage Loans.

            (b) In addition, (i) the Trustee shall promptly furnish to each Rating Agency copies of the following:

            (A)  Each  annual  report  to   Certificateholders  described  in
       Section 4.05; and

            (B) Each Statement to Certificateholders described in Section 4.05; and

  (ii) the Servicer shall promptly furnish to each Rating Agency copies of the following:

            (C)  Each annual  statement as to compliance described in Section
       3.19;

            (D)  Each  annual   independent  public  accountants'   servicing
       report described in Section 3.20;

            (E)  Each  Collection  Account  Statement  described  in  Section
       3.18; and

            (F) Each notice delivered pursuant to Section 7.01(a) which relates to the fact that the Servicer has not made a Delinquency Advance.

            Any  such  notice  pursuant to  this  Section 11.08  shall be  in writing and shall be deemed to have been duly given if personally delivered or mailed by first class mail, postage prepaid, or by express delivery service to Moody's Investors Service, Inc., Pass-Through Monitoring Department, 99 Church Street, New York, New York 10007,
  Attention:   Structured Finance  Group; and  to Standard  & Poor's  Ratings
  Services,   26  Broadway,  15th  Floor,  New  York,  New  York  10004-1064,
  Attention: Mortgage Surveillance Group.

            SECTION 11.09. Further Assurances.

            Notwithstanding any other provision of this Agreement, neither the Certificate Insurer nor the Class A Certificateholders nor the Trustee shall have any obligation to consent to any amendment or modification of this Agreement unless it has been provided reasonable security or indemnity against its out-of-pocket expenses (including reasonable attorneys' fees) to be incurred in connection therewith. To the extent permitted by law, each of the Seller, the Trustee, and the Servicer agrees that it will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such further instruments as the Certificate Insurer may reasonably request to effectuate the intention of or facilitate the performance of this Agreement.

            SECTION 11.10. Benefits of Agreement.

            Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Certificateholders, the Certificate Insurer and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

            SECTION 11.11. Acts of Certificateholders.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and such action shall become effective when such instrument or instruments are delivered to the Trustee, the Seller, the Servicer and the Certificate Insurer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "act" of the Certificateholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust, if made in the manner provided in this Section.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

            (c) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Certificateholder shall bind every future Holder of such Certificate and the holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Certificates.

            SECTION 11.12. Appointment of Tax Matters Person.

            The Holders of the Class R Certificates hereby appoint the Trustee to act, as their agent, as the Tax Matters Person for the REMIC
  Trust for all purposes of the Code. The Tax Matters Person will perform, or cause to be performed, such duties and take, or cause to be taken, such actions as are required to be performed or taken by the Tax Matters Person under the Code. The Holders of the Class R Certificates may hereafter appoint a different entity as their agent, or may appoint a Class R Certificateholder to be the Tax Matters Person for the REMIC Trust.

            IN WITNESS WHEREOF, the Seller, the Depositor, the Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                FINANCIAL ASSET SECURITIES CORP.
                                  as Depositor



                                By:
                                   ---------------------------
                                   Name:
                                   Title:




                                CITYSCAPE CORP.,
                                  as Seller and Servicer



                                By:
                                   ---------------------------
                                   Name:
                                   Title: Authorized Signatory



                                FIRST BANK NATIONAL ASSOCIATION
                                  as Trustee


                                By:
                                   ---------------------------
                                   Name:
                                   Title:



  STATE OF NEW YORK   )
                      ) ss.:
  COUNTY OF NEW YORK  )


            On the 31st day of December, 1996 before me, a notary public in and for said State, personally appeared Craig Eckes known to me to be a Vice President of Financial Asset Securities Corp., a Delaware corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                     ---------------------------------------
                                              Notary Public




  STATE OF NEW YORK   )
                      ) ss.:
  COUNTY OF           )


            On the 31st day of December, 1996 before me, a notary public in and for said State, personally appeared Robert Grosser known to me to be President of Cityscape Corp., a corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                     ___________________________
                                            Notary Public



  STATE OF NEW YORK   )
                      ) ss.:
  COUNTY OF NEW YORK  )


            On the 31st day of December, 1996 before me, a notary public in and for said State, personally appeared ________________, known to me to be a Vice President of First Bank National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said association, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                     ---------------------------------------
                                              Notary Public




                                                                    EXHIBIT 2

                         (BROWN & WOOD LLP LETTERHEAD)


                                     December 31, 1996



  Greenwich Capital Markets, Inc.
  600 Steamboat Road
  Greenwich, Connecticut 06830

            Re:  Financial Asset Securities Corp.
                 Cityscape Home Equity Loan Trust, Series 1996-4
                 Home Equity Loan Pass-Through Certificates
                 -----------------------------------------------

  Ladies and Gentlemen:

       We have acted as special counsel for you and Financial Asset Securities Corp. (the "Company") in connection with your purchase, pursuant to an Underwriting Agreement, dated December 20, 1996, between the Company and you, of Financial Asset Securities Corp., Cityscape Home Equity Loan Trust, Series 1996-4, Home Equity Loan Pass-Through Certificates, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9 and Class A-IO Certificates (the "Offered Certificates"). The Offered Certificates are being issued together with the Class A-10 and Class R Certificates pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of December 9, 1996, among the Company, as depositor, Cityscape Corp., as seller and as servicer, and First Bank National Association, as trustee. The Offered Certificates, the Class A-10 Certificates and the Class R Certificates are herein collectively referred to as the "Certificates".

       The Certificates represent the entire beneficial interest in a trust fund (the "Trust Fund") created pursuant to the Pooling and Servicing Agreement. The Offered Certificates will evidence senior beneficial ownership interests in the Trust Fund, with the remaining beneficial ownership interest in the Trust Fund being evidenced by the Class R Certificates. The assets of the Trust Fund consist primarily of a pool of conventional, fixed-rate mortgage loans secured by first and second liens on one- to four-family residential properties and mixed-use properties.

       Unless otherwise indicated, all terms used herein shall have the meanings assigned to such terms in the Pooling and Servicing Agreement.

       In arriving at the opinions expressed below, we have examined such documents and records as we deemed appropriate, including the following:

       1. Signed copy of the Registration Statement on Form S-3 (File No. 333-10273) filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), on August 15, 1996, as declared effective by the Commission on August 20, 1996 (such registration statement, as amended, being referred to herein as the "Registration Statement").

       2. The Prospectus relating to the Offered Certificates, dated December 11, 1996 (the "Basic Prospectus"), as supplemented by the Prospectus Supplement, dated December 23, 1996 (the "Prospectus
  Supplement"), each as filed with the Commission pursuant to Rule 424(b) under the 1933 Act (the Basic Prospectus, as supplemented by the Prospectus Supplement, the "Prospectus").

       3.  Signed copy of the Pooling and Servicing Agreement.

       In addition, we have made such investigations of such matters of law as we deemed appropriate as a basis for the opinions expressed below. Further, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the due authorization, execution and delivery of the Pooling and Servicing Agreement by the respective parties thereto (other than the Company).

       Based upon the foregoing, we are of the opinion that the Trust Fund will qualify as a "real estate mortgage investment conduit" ("REMIC") within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"), the Offered Certificates will be treated as "regular interests" in the REMIC for purposes of Code Section 860G(a)(1), and the Class R Certificates will be treated as the "residual interest" in the REMIC for purposes of Code Section 860G(a)(2), assuming: (i) an election is made to treat the assets of the Trust Fund as a REMIC, (ii) compliance with the Pooling and Servicing Agreement and (iii) compliance with changes in the law, including any amendments to the Code or applicable regulations of the United States Treasury thereunder.

       In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America.

       We hereby consent to the filing of this letter as an exhibit to the Current Report on Form 8-K and to the references to this firm under the heading "Certain Material Federal Income Tax Consequences" in the Prospectus Supplement which is a part of the Registration Statement, without admitting that we are "experts" within the meaning of the Securities Act of 1933, as amended, or the Rules and Regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this exhibit.

                                          Very truly yours,



                                          /s/ BROWN & WOOD LLP